UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

JEFFREY RINGDAHL, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2022

Date of reporting period: October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon® Funds

2022 ANNUAL REPORT

October 31, 2022

BALANCED FUND

Bal 1022

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BALANCED FUND

The use of fixed-income securities entails interest rate and credit risks. Interest rate risk is the risk that debt securities will decrease in value with increases in market interest rates. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2022

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Warren E. Buffett, the “Oracle of Omaha” and billionaire chairman and CEO of Berkshire Hathaway, once said, “Predicting rain doesn’t count. Building arks does.”

Mr. Buffet’s plain-spoken words make a great deal of common sense. Figuring out when the next dangerous storm may occur could prove to be an effort in futility if we haven’t also devised a plan for preserving our physical well-being when the thunder rolls and the lightning strikes. The time to build a shelter is before the storm clouds appear on the horizon. The same can also be said about our investment portfolios. Careful planning and fine-tuning can be especially important as we seek to preserve and grow our investment portfolios during periods of economic uncertainty - particularly as we consider the effects of higher inflation, slower economic growth and geopolitical concerns such as Russia’s war with Ukraine.

None of us has the ability to foresee the future – not even the Oracle of Omaha. To help your investment portfolio weather storms over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to better manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. Through careful planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

1

Domestic Bond and Domestic Equity Market Overviews

October 31, 2022 (Unaudited)

Domestic Bond Market Overview

For the 12 months ended October 31, 2022, the investment-grade bond market posted a total return of -15.68%, as represented by the Bloomberg US Aggregate Bond Index (the “Index”). The performance reflects a combination of rising interest rates and negative excess returns (or returns relative to similar-duration U.S. Treasuries) from the spread sectors. This qualifies as the worst annual return in the 42-year history of the modern-day bond market. Agency mortgages reported the lowest excess return at -3.5%, followed by the credit sector at -3.0%. Agency bonds and asset-backed securities followed suit at -1.1% and -0.8%, respectively. In total, spread widening resulted in an excess return of -1.9% for the Index during the period. As a result, a majority of the negative performance was due to rising interest rates.

The federal funds rate rose by 3% during the period to 3.25%, and the market expected additional rate hikes over the next several months. The Treasury yield curve began the period under 2%, and yields rose to more than 4% across the entire curve. Additionally, the Federal Reserve (the “Fed”) began its quantitative tightening program, which involved shrinking its balance sheet by $95 billion per month ($60 billion from Treasuries and $35 billion from mortgages) and adding further upward pressure on interest rates.

Twin tailwinds of highly stimulative fiscal and monetary policies followed by a dissipation of the COVID-19 pandemic pushed economic growth and inflation to above-trend levels. Real gross domestic product averaged 3.25% growth year-over-year during the period, and the Consumer Price Index averaged more than 8% – well above the Fed’s target of 2%. As a result, in less than one year, the Fed undertook the largest episode of monetary policy tightening since 2006. As a result of the aggressive tightening, effects were already being felt by period end. The Index of Leading Economic Indicators was negative in six of the past seven months, existing-home sales fell 24% year-over-year according to the National Association of REALTORS®, and the NAHB/Wells Fargo Housing Market Index declined to a very weak reading of 38. Additionally, money supply growth slowed to 2.6% growth year-over-year, as compared to 12.5% at the beginning of the period. A growth rate below 6% has typically been associated with a weak economy and falling inflation. Lastly, fiscal policy quickly changed from historically stimulative to decidedly contractionary as Congress began to struggle with gridlock.

However, by period end, investors were beginning to anticipate that much of the heavy lifting from the Fed was nearing an end. The final stage will be for the Fed to pause on further rate increases and assess the cumulative effects on the economy and inflation thus far.

2

Domestic Bond and Domestic Equity Market Overviews

October 31, 2022 (Unaudited)

Domestic Equity Market Overview

U.S. equities posted negative returns for the 12-month period ended October 31, 2022. The broader market, as measured by the Russell 3000® Index, posted a 16.52% loss. Smaller companies led the drawdown with the Russell 2000® Index falling 18.54%. Mid- and large-cap companies followed with losses of 17.17% and 16.38% for the Russell Midcap® and Russell 1000® indexes, respectively. On a relative basis, Value significantly outperformed Growth, with the Russell 3000® Value Index down 7.25% and the Russell 3000® Growth Index down 24.67%. The overall drawdown occurred in fits and starts due to high volatility around geopolitical risks, persistently higher-than-desired inflation, tighter monetary policy from the Federal Reserve (“Fed”) and recession worries.

The period started on a volatile note in November and December of 2021 following news of a new COVID-19 omicron variant, rising inflation and more hawkish comments from the Fed. Russia’s invasion of Ukraine in early 2022 further exacerbated supply chain issues, inflation and overall global uncertainty. Persistently higher-than-expected inflation and a clear shift from the Fed with interest rate increases drove U.S. equities lower through the first and second quarters of 2022. The market had a relief rally at the beginning of the third quarter of 2022 based on some improvement in broader inflation data and hopes that the Fed would pivot sooner rather than later. However, stocks reversed course downward as the Fed committed to continuing to raise rates. October 2022 saw a rebound on the back of solid GDP growth and hopes that the Fed was nearing their terminal rate.

With regard to monetary policy, a strong labor market combined with high inflation resulted in the Fed’s shift toward tighter monetary policy earlier in the year. The Fed began to raise rates in March 2022 with a 25 basis-point (0.25%) increase, followed by a 50 basis-point (0.50%) increase in May, and four consecutive increases of 75 basis points (0.75%) in June, July, September and November. Following the latest increase, the target for the federal funds rate is now 3.75% to 4.0%. Separately, the Fed began reducing the size of its balance sheet in June via quantitative tightening, which is projected to continue and may add upward pressure to longer-term interest rates. At period end, the consensus view was another 50 basis-point (0.50%) increase in December with a terminal rate approximating 5%.

The yield curve remained inverted as longer-term U.S. Treasuries pointed to expectations of either weak economic growth, lower inflation or a Fed pivot; shorter-term rates would indicate the Fed may continue to struggle to curb inflation and balance the tight labor market. The concern is that an inverted yield curve is often viewed as a precursor to a recession. Therefore, investors will likely be monitoring future economic data and the Fed’s policy responses while hoping for resiliency in the economy.

3

American Beacon Balanced FundSM

Performance Overview

October 31, 2022 (Unaudited)

The Investor Class of the American Beacon Balanced Fund (the “Fund”) returned -9.40% for the twelve months ended October 31, 2022, outperforming the Balanced Composite Index (40% Bloomberg US Aggregate Bond Index/60% Russell 1000 Value Index) return of -10.24% for the same period.

Comparison of Changes in Value of a $10,000 Investment for the period 10/31/2012 through 10/31/2022

Total Returns for the Period ended October 31, 2022

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2012- 10/31/2022

R5 Class (1,6)	AADBX	(9.20)%	5.21%	5.43%	7.50%	$20,601

Y Class (1,6)	ACBYX	(9.25)%	5.14%	5.36%	7.44%	$20,489

Investor Class (1,6)	AABPX	(9.40)%	4.91%	5.12%	7.16%	$19,974

Advisor Class (1,6)	ABLSX	(9.62)%	4.69%	4.93%	6.98%	$19,635

A Class without sales charge (1,2,6)	ABFAX	(9.49)%	4.86%	5.13%	7.11%	$19,872

A Class with sales Charge (1,2,6)	ABFAX	(14.67)%	2.82%	3.89%	6.48%	$18,733

C Class without sales charge (1,3,6)	ABCCX	(10.11)%	4.12%	4.36%	6.47%	$18,726

C Class with sales charge (1,3,6)	ABCCX	(11.11)%	4.12%	4.36%	6.47%	$18,726

Balanced Composite Index (40% Bloomberg US Aggregate Bond Index/60% Russell 1000 Value Index) (4)		(10.24)%	3.25%	4.46%	6.67%	$19,065

Russell 1000® Value Index (5)		(7.00)%	7.31%	7.21%	10.30%	$26,647

Bloomberg US Aggregate Bond Index (5)		(15.68)%	(3.77)%	(0.54)%	0.74%	$10,764

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

4

American Beacon Balanced FundSM

Performance Overview

October 31, 2022 (Unaudited)

2.

A portion of the fees charged to the A Class of the Fund was waived in 2018. Performance prior to waiving fees was lower than the actual returns shown for the five-year and ten-year periods. A Class has a maximum sales charge of 5.75%.

3.

A portion of the fees charged to the C Class of the Fund was waived in 2018. Performance prior to waiving fees was lower than the actual returns shown for the five-year and ten-year periods. The maximum contingent deferred sales charge for C Class is 1% for shares redeemed within one year of the date of purchase.

4.

To reflect the Fund’s allocation of its assets between investment-grade fixed-income securities and equity securities, the returns of the Russell 1000 Value Index and the Bloomberg US Aggregate Bond Index have been combined in a 60% / 40% proportion, respectively.

5.

The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index and Bloomberg US Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Balanced Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 1000 Value Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). Bloomberg or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall not have any liability or responsibility for injury or damages arising in connection therewith.

6.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, Advisor, A, and C Class shares were 0.70%, 0.77%, 0.99%, 1.16%, 1.02%, and 1.75%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

As of October 31, 2022, the Fund’s asset allocation was 60% in equities (including equitized cash) and 40% in fixed-income securities.

The equity portion of the Fund (excluding equitized cash) returned -4.57% for the period, outperforming the Russell 1000 Value Index (the “Index”) return of -7.00%. The Fund outperformed the Index as both stock selection and sector allocation contributed to outperformance relative to the Index.

Stock selection in the Health Care and Real Estate sectors contributed most of the relative outperformance during the twelve-month period. In the Health Care sector, Elevance Health, Inc. (up 27.3%) and CVS Health Corp. (up 9.4%) performed well. In the Real Estate sector, the Fund’s position in Vici Properties, Inc. (up 7.3%) and MGM Growth Properties LLC Class A (up 8.4%) also contributed. Conversely, positions in Stanley Black & Decker, Inc. (down 54.8%) and Vertiv Holdings, Co. (down 42.0%) detracted from performance within the Industrials sector.

The Fund’s overweight allocation to the Energy sector (up 65.5%) and underweight allocation to the Communication Services sector (down 28.9%) helped performance the most with respect to sector allocation. On the other hand, an underweight allocation to the Consumer Staples sector (up 5.4%) detracted from the Fund’s relative outperformance.

The fixed-income portion of the Fund returned -15.38% for the twelve-month period, outperforming the Bloomberg US Aggregate Bond Index (the “Bloomberg Index”) return of -15.68%. The Fund’s fixed-income performance relative to the Bloomberg Index was helped by security selection but hampered by detractions from sector allocation. Selections in higher-quality securities, such as AA and A, (down 13.6% and 17.2%, respectively), contributed to relative value, as did the Fund’s selections in Service (within Corporates) and U.S. Treasuries (down 16.9% and 12.9%, respectively). However, an overweight allocation to Service (down 19.0%), within Corporates, detracted from value. From a duration perspective, the portfolio’s return was helped most by an overweight allocation to the zero to one year maturity (down 2.1%), but an underweight allocation to the three- to five-year maturity (down 10.8%) detracted from performance.

5

American Beacon Balanced FundSM

Performance Overview

October 31, 2022 (Unaudited)

The sub-advisors continue to focus on the disciplined selection of attractive securities that should allow the Fund to benefit long-term.

Top Ten Holdings (% Net Assets)
Wells Fargo & Co.		2.0
Elevance Health, Inc.		1.9
Hess Corp.		1.8
American International Group, Inc.		1.7
General Electric Co.		1.7
Citigroup, Inc.		1.4
Phillips 66		1.4
Oracle Corp.		1.3
Microsoft Corp.		1.1
U.S. Treasury Notes, 1.750%, Due 11/15/2029		1.1

Total Fund Holdings	468

Sector Allocation (% Equities)
Financials		20.1
Energy		13.9
Health Care		13.7
Industrials		13.0
Information Technology		12.6
Consumer Discretionary		8.7
Communication Services		7.1
Materials		5.0
Utilities		2.3
Consumer Staples		1.8
Real Estate		1.8

Sector Allocation (% Fixed Income)
U.S. Treasury Obligations		29.9
U.S. Agency Mortgage-Backed Obligations		19.2
Financial		15.5
Technology		5.3
Asset-Backed Obligations		4.9
Consumer, Non-Cyclical		4.9
Communications		4.7
Industrial		3.9
Utilities		3.9
Consumer, Cyclical		3.4
Energy		3.4
Commercial Mortgage-Backed Obligations		0.5
Basic Materials		0.4
Foreign Sovereign Obligations		0.1

6

American Beacon Balanced FundSM

Expense Examples

October 31, 2022 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2022 through October 31, 2022.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

7

American Beacon Balanced FundSM

Expense Examples

October 31, 2022 (Unaudited)

American Beacon Balanced Fund

	Beginning Account Value 5/1/2022	Ending Account Value 10/31/2022	Expenses Paid During Period 5/1/2022-10/31/2022*
R5 Class
Actual	$1,000.00	$973.60	$3.73
Hypothetical**	$1,000.00	$1,021.43	$3.82
Y Class
Actual	$1,000.00	$972.70	$4.13
Hypothetical**	$1,000.00	$1,021.02	$4.23
Investor Class
Actual	$1,000.00	$972.40	$5.27
Hypothetical**	$1,000.00	$1,019.86	$5.40
Advisor Class
Actual	$1,000.00	$970.80	$6.06
Hypothetical**	$1,000.00	$1,019.06	$6.21
A Class
Actual	$1,000.00	$971.70	$5.32
Hypothetical**	$1,000.00	$1,019.81	$5.45
C Class
Actual	$1,000.00	$968.80	$8.98
Hypothetical**	$1,000.00	$1,016.08	$9.20

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.75%, 0.83%, 1.06%, 1.22%, 1.07%, and 1.81% for the R5, Y, Investor, Advisor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

8

American Beacon Balanced FundSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Balanced Fund (one of the series constituting American Beacon Funds, referred to hereafter as the “Fund”) as of October 31, 2022, the related statements of operations and of changes in net assets for the year ended October 31, 2022, including the related notes, and the financial highlights for the year ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations, the changes in its net assets, and the financial highlights for the year ended October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2021 and the financial highlights for each of the periods ended on or prior to October 31, 2021 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 30, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodians, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 30, 2022

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

9

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 59.86%

Communication Services - 4.24%

Entertainment - 1.15%
Electronic Arts, Inc.	6,309	$794,682
Warner Bros Discovery, Inc.A	52,299	679,887

		1,474,569

Interactive Media & Services - 0.68%
Alphabet, Inc., Class AA	9,200	869,492

Media - 1.61%
Altice USA, Inc., Class AA	27,580	182,304
Comcast Corp., Class A	35,559	1,128,643
News Corp., Class A	22,600	381,262
Omnicom Group, Inc.	2,686	195,406
Paramount Global, Class B	10,200	186,864

		2,074,479

Wireless Telecommunication Services - 0.80%
T-Mobile U.S., Inc.A	4,110	622,911
Vodafone Group PLC, ADR	34,832	411,366

		1,034,277

Total Communication Services		5,452,817

Consumer Discretionary - 5.20%

Auto Components - 0.99%
Adient PLCA	4,532	158,530
Aptiv PLCA	3,000	273,210
Goodyear Tire & Rubber Co.A	9,459	120,129
Magna International, Inc.	12,804	713,567

		1,265,436

Automobiles - 0.94%
General Motors Co.	30,742	1,206,623

Hotels, Restaurants & Leisure - 1.59%
Aramark	21,899	799,314
Booking Holdings, Inc.A	150	280,422
Las Vegas Sands Corp.A	25,301	961,691

		2,041,427

Multiline Retail - 0.92%
Dollar General Corp.	4,648	1,185,472

Specialty Retail - 0.76%
Advance Auto Parts, Inc.	4,027	764,808
Lithia Motors, Inc.	1,078	213,606

		978,414

Total Consumer Discretionary		6,677,372

Consumer Staples - 1.06%

Personal Products - 0.52%
Unilever PLC, ADRB	14,800	673,548

Tobacco - 0.54%
Philip Morris International, Inc.	7,478	686,854

Total Consumer Staples		1,360,402

See accompanying notes

10

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 59.86% (continued)

Energy - 8.33%

Energy Equipment & Services - 1.78%
Baker Hughes Co.	5,900	$163,194
Halliburton Co.	32,668	1,189,768
NOV, Inc.	32,800	734,720
Schlumberger NV	3,800	197,714

		2,285,396

Oil, Gas & Consumable Fuels - 6.55%
APA Corp.	20,014	909,836
Cenovus Energy, Inc.B	12,500	252,500
Hess Corp.	16,272	2,295,654
Marathon Oil Corp.	21,631	658,664
Murphy Oil Corp.	8,000	388,080
Ovintiv, Inc.	6,000	303,900
Phillips 66	17,036	1,776,685
Pioneer Natural Resources Co.	4,573	1,172,563
Shell PLC, ADR	11,935	663,944

		8,421,826

Total Energy		10,707,222

Financials - 12.05%

Banks - 5.29%
Citigroup, Inc.	37,857	1,736,122
Citizens Financial Group, Inc.	14,868	608,101
First Citizens BancShares, Inc., Class A	330	271,300
M&T Bank Corp.	6,133	1,032,613
U.S. Bancorp	13,383	568,108
Wells Fargo & Co.	56,118	2,580,867

		6,797,111

Capital Markets - 2.50%
Bank of New York Mellon Corp.	18,515	779,666
Goldman Sachs Group, Inc.	2,917	1,004,936
Northern Trust Corp.	7,991	674,041
State Street Corp.	10,106	747,844

		3,206,487

Consumer Finance - 0.60%
American Express Co.	3,839	569,900
Capital One Financial Corp.	1,900	201,438

		771,338

Diversified Financial Services - 0.31%
Corebridge Financial, Inc.	8,900	201,763
Equitable Holdings, Inc.	6,400	195,968

		397,731

Insurance - 3.35%
Allstate Corp.	5,781	729,851
American International Group, Inc.	39,431	2,247,567
Hartford Financial Services Group, Inc.	8,800	637,208
Willis Towers Watson PLC	3,164	690,417

		4,305,043

Total Financials		15,477,710

Health Care - 8.18%

Health Care Equipment & Supplies - 0.91%
Medtronic PLC	10,597	925,542

See accompanying notes

11

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 59.86% (continued)

Health Care - 8.18% (continued)

Health Care Equipment & Supplies - 0.91% (continued)
Zimmer Biomet Holdings, Inc.	2,132	$241,662

		1,167,204

Health Care Providers & Services - 5.14%
Centene Corp.A	6,000	510,780
Cigna Corp.	900	290,754
CVS Health Corp.	12,173	1,152,783
Elevance Health, Inc.	4,421	2,417,270
HCA Healthcare, Inc.	2,000	434,940
Humana, Inc.	740	412,979
UnitedHealth Group, Inc.	2,500	1,387,875

		6,607,381

Pharmaceuticals - 2.13%
GSK PLC, ADR	5,554	184,226
Merck & Co., Inc.	12,317	1,246,480
Perrigo Co. PLC	27,527	1,108,788
Sanofi, ADR	4,503	194,665

		2,734,159

Total Health Care		10,508,744

Industrials - 7.81%

Aerospace & Defense - 0.64%
Boeing Co.A	2,900	413,279
Raytheon Technologies Corp.	4,300	407,726

		821,005

Air Freight & Logistics - 0.77%
FedEx Corp.	6,200	993,736

Construction & Engineering - 0.92%
AECOM	14,083	1,060,168
Fluor Corp.A	4,100	124,066

		1,184,234

Electrical Equipment - 0.81%
Vertiv Holdings Co.	72,740	1,040,910

Industrial Conglomerates - 1.71%
General Electric Co.	28,162	2,191,285

Machinery - 2.40%
CNH Industrial NV	38,380	496,637
Cummins, Inc.	2,172	531,076
Deere & Co.	3,002	1,188,252
PACCAR, Inc.	3,839	371,730
Stanley Black & Decker, Inc.	6,360	499,196

		3,086,891

Road & Rail - 0.56%
JB Hunt Transport Services, Inc.	4,199	718,323

Total Industrials		10,036,384

Information Technology - 7.55%

Communications Equipment - 1.00%
F5, Inc.A	6,400	914,624

See accompanying notes

12

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 59.86% (continued)

Information Technology - 7.55% (continued)

Communications Equipment - 1.00% (continued)
Telefonaktiebolaget LM Ericsson, ADRB	67,620	$376,643

		1,291,267

Electronic Equipment, Instruments & Components - 0.61%
Corning, Inc.	11,795	379,445
TE Connectivity Ltd.	3,258	398,226

		777,671

IT Services - 1.54%
Cognizant Technology Solutions Corp., Class A	12,063	750,922
Fidelity National Information Services, Inc.	12,440	1,032,395
Fiserv, Inc.A	1,900	195,206

		1,978,523

Semiconductors & Semiconductor Equipment - 1.23%
Broadcom, Inc.	1,802	847,156
Micron Technology, Inc.	6,700	362,470
QUALCOMM, Inc.	3,171	373,100

		1,582,726

Software - 3.17%
Microsoft Corp.	6,195	1,438,046
Oracle Corp.	21,517	1,679,832
Workday, Inc., Class AA	6,100	950,502

		4,068,380

Total Information Technology		9,698,567

Materials - 2.99%

Chemicals - 2.90%
Air Products & Chemicals, Inc.	4,951	1,239,731
Axalta Coating Systems Ltd.A	25,960	605,387
DuPont de Nemours, Inc.	9,452	540,654
International Flavors & Fragrances, Inc.	8,565	836,030
Olin Corp.	9,400	497,730

		3,719,532

Containers & Packaging - 0.09%
International Paper Co.	3,525	118,475

Total Materials		3,838,007

Real Estate - 1.09%

Equity Real Estate Investment Trusts (REITs) - 1.09%
VICI Properties, Inc.	43,845	1,403,917

Utilities - 1.36%

Electric Utilities - 1.36%
Pinnacle West Capital Corp.	12,563	844,359
PPL Corp.	34,247	907,203

		1,751,562

Total Utilities		1,751,562

Total Common Stocks (Cost $63,970,350)		76,912,704

See accompanying notes

13

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 14.09%

Basic Materials - 0.07%

Chemicals - 0.04%
EI du Pont de Nemours & Co., 1.700%, Due 7/15/2025	$55,000	$50,341

Forest Products & Paper - 0.03%
International Paper Co., 6.000%, Due 11/15/2041	40,000	37,225

Total Basic Materials		87,566

Communications - 1.02%

Internet - 0.24%
Amazon.com, Inc.,
1.200%, Due 6/3/2027	250,000	212,451
3.875%, Due 8/22/2037	105,000	89,056

		301,507

Media - 0.37%
Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, Due 4/1/2031	50,000	37,873
3.500%, Due 3/1/2042	50,000	31,113
3.700%, Due 4/1/2051	60,000	35,705
Comcast Corp.,
3.400%, Due 4/1/2030	70,000	61,650
1.950%, Due 1/15/2031	60,000	46,469
6.550%, Due 7/1/2039	217,000	229,465
2.887%, Due 11/1/2051	64,000	38,268

		480,543

Telecommunications - 0.41%
AT&T, Inc., 2.250%, Due 2/1/2032	50,000	37,565
T-Mobile USA, Inc., 3.875%, Due 4/15/2030	230,000	203,001
Verizon Communications, Inc.,
4.329%, Due 9/21/2028	180,000	168,684
4.500%, Due 8/10/2033	50,000	44,500
3.400%, Due 3/22/2041	105,000	74,410

		528,160

Total Communications		1,310,210

Consumer, Cyclical - 1.28%

Airlines - 0.05%
American Airlines Pass-Through Trust, 3.150%, Due 8/15/2033, Series AA	73,476	60,106

Auto Manufacturers - 0.49%
American Honda Finance Corp., 2.000%, Due 3/24/2028	55,000	46,209
Toyota Motor Credit Corp., 2.500%, Due 3/22/2024	115,000	111,106
1.800%, Due 2/13/2025	500,000	465,759

		623,074

Home Furnishings - 0.02%
Whirlpool Corp., 4.600%, Due 5/15/2050	35,000	25,211

Lodging - 0.04%
Marriott International, Inc., 5.000%, Due 10/15/2027	60,000	57,731

Retail - 0.68%
AutoNation, Inc., 3.850%, Due 3/1/2032	90,000	69,965

See accompanying notes

14

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 14.09% (continued)

Consumer, Cyclical - 1.28% (continued)

Retail - 0.68% (continued)
Home Depot, Inc., 2.950%, Due 6/15/2029	$500,000	$440,406
Tractor Supply Co., 1.750%, Due 11/1/2030	60,000	44,494
Walmart, Inc.,
2.375%, Due 9/24/2029	150,000	128,201
7.550%, Due 2/15/2030	169,000	195,796

		878,862

Total Consumer, Cyclical		1,644,984

Consumer, Non-Cyclical - 1.25%

Agriculture - 0.04%
Cargill, Inc., 1.375%, Due 7/23/2023C	50,000	48,662

Biotechnology - 0.03%
Amgen, Inc., 4.400%, Due 5/1/2045	55,000	44,224

Commercial Services - 0.11%
Moody’s Corp., 2.550%, Due 8/18/2060	50,000	25,461
Quanta Services, Inc.,
2.900%, Due 10/1/2030	85,000	67,012
3.050%, Due 10/1/2041	70,000	42,653

		135,126

Food - 0.03%
Mondelez International, Inc., 1.500%, Due 2/4/2031	50,000	36,796

Health Care - Services - 0.51%
Children’s Health System of Texas, 2.511%, Due 8/15/2050	65,000	35,900
Community Health Network, Inc., 3.099%, Due 5/1/2050, Series 20 A	80,000	46,847
Health Care Service Corp. A Mutual Legal Reserve Co., 3.200%, Due 6/1/2050C	40,000	25,394
Kaiser Foundation Hospitals, 3.002%, Due 6/1/2051, Series 2021	50,000	30,750
UnitedHealth Group, Inc.,
0.550%, Due 5/15/2024	350,000	327,409
3.875%, Due 12/15/2028	140,000	130,143
5.875%, Due 2/15/2053	60,000	61,082

		657,525

Pharmaceuticals - 0.53%
AbbVie, Inc.,
4.450%, Due 5/14/2046	45,000	35,853
4.875%, Due 11/14/2048	60,000	51,121
Bristol-Myers Squibb Co., 3.400%, Due 7/26/2029	588,000	533,755
CVS Health Corp., 4.300%, Due 3/25/2028	39,000	36,576
Viatris, Inc., 3.850%, Due 6/22/2040	35,000	21,748

		679,053

Total Consumer, Non-Cyclical		1,601,386

Energy - 0.70%

Oil & Gas - 0.30%
Chevron USA, Inc., 2.343%, Due 8/12/2050	50,000	29,444
ConocoPhillips Co., 2.125%, Due 3/8/2024	135,000	129,964
Diamondback Energy, Inc.,
3.125%, Due 3/24/2031	120,000	97,969
4.250%, Due 3/15/2052	65,000	46,724
Phillips 66 Co., 3.750%, Due 3/1/2028C	65,000	58,348

See accompanying notes

15

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 14.09% (continued)

Energy - 0.70% (continued)

Oil & Gas - 0.30% (continued)
Pioneer Natural Resources Co., 2.150%, Due 1/15/2031	$25,000	$19,321

		381,770

Pipelines - 0.40%
Cheniere Corpus Christi Holdings LLC, 2.742%, Due 12/31/2039	53,000	38,957
Kinder Morgan, Inc., 4.800%, Due 2/1/2033	35,000	31,230
MPLX LP,
1.750%, Due 3/1/2026	75,000	65,374
4.125%, Due 3/1/2027	40,000	37,074
ONEOK, Inc., 4.550%, Due 7/15/2028	50,000	45,359
Sabine Pass Liquefaction LLC,
4.200%, Due 3/15/2028	155,000	141,274
4.500%, Due 5/15/2030	50,000	45,625
Williams Cos., Inc.,
2.600%, Due 3/15/2031	100,000	78,279
5.400%, Due 3/4/2044	45,000	38,032

		521,204

Total Energy		902,974

Financial - 5.12%

Banks - 3.54%
Bank of America Corp.,
4.125%, Due 1/22/2024	193,000	190,679
1.734%, Due 7/22/2027, (Secured Overnight Financing Rate + 0.960%)D	350,000	299,577
2.592%, Due 4/29/2031, (Secured Overnight Financing Rate + 2.150%)D	50,000	39,445
2.299%, Due 7/21/2032, (Secured Overnight Financing Rate + 1.220%)D	150,000	110,973
2.482%, Due 9/21/2036, (5 yr. CMT + 1.200%)D	60,000	42,845
6.110%, Due 1/29/2037	176,000	168,631
2.676%, Due 6/19/2041, (Secured Overnight Financing Rate + 1.930%)D	80,000	50,510
5.000%, Due 1/21/2044	65,000	55,432
Citigroup, Inc., 1.281%, Due 11/3/2025, (Secured Overnight Financing Rate + 0.528%)D	40,000	36,236
3.400%, Due 5/1/2026	350,000	324,026
4.412%, Due 3/31/2031, (Secured Overnight Financing Rate + 3.914%)D	225,000	200,266
5.875%, Due 1/30/2042	145,000	135,100
Fifth Third Bank NA, 2.250%, Due 2/1/2027	500,000	436,979
Goldman Sachs Group, Inc., 1.431%, Due 3/9/2027, (Secured Overnight Financing Rate + 0.798%)D	110,000	94,086
1.542%, Due 9/10/2027, (Secured Overnight Financing Rate + 0.818%)D	85,000	71,314
2.615%, Due 4/22/2032, (Secured Overnight Financing Rate + 1.281%)D	55,000	41,960
JPMorgan Chase & Co., 3.625%, Due 5/13/2024	434,000	425,047
2.301%, Due 10/15/2025, (Secured Overnight Financing Rate + 1.160%)D	160,000	149,195
3.782%, Due 2/1/2028, (3 mo. USD LIBOR + 1.337%)D	85,000	77,340
2.963%, Due 1/25/2033, (Secured Overnight Financing Rate + 1.260%)D	80,000	62,439
3.882%, Due 7/24/2038, (3 mo. USD LIBOR + 1.360%)D	90,000	69,990
5.500%, Due 10/15/2040	313,000	286,766
Morgan Stanley,
0.864%, Due 10/21/2025, Series I, (Secured Overnight Financing Rate + 0.745%)D	90,000	81,156
3.591%, Due 7/22/2028, (3 mo. USD LIBOR + 1.340%)D	100,000	89,601
1.794%, Due 2/13/2032, (Secured Overnight Financing Rate + 1.034%)D	115,000	82,854
2.239%, Due 7/21/2032, (Secured Overnight Financing Rate + 1.178%)D	65,000	48,067
Northern Trust Corp., 6.125%, Due 11/2/2032	60,000	59,993
PNC Financial Services Group, Inc., 3.400%, Due 9/15/2026, Series T, (5 yr. CMT + 2.595%)D E	80,000	59,700
2.550%, Due 1/22/2030	500,000	405,455

See accompanying notes

16

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 14.09% (continued)

Financial - 5.12% (continued)

Banks - 3.54% (continued)
State Street Corp., 2.354%, Due 11/1/2025, (Secured Overnight Financing Rate + 0.940%)D	$65,000	$61,070
2.200%, Due 3/3/2031	55,000	42,146
Truist Financial Corp., 1.267%, Due 3/2/2027, (Secured Overnight Financing Rate + 0.609%)D	55,000	47,445
U.S. Bancorp, 4.967%, Due 7/22/2033, (Secured Overnight Financing Rate + 2.110%)D	60,000	54,586
Wells Fargo & Co., 2.572%, Due 2/11/2031, (Secured Overnight Financing Rate + 1.262%)D	140,000	111,457
5.375%, Due 11/2/2043	50,000	42,282

		4,554,648

Diversified Financial Services - 0.23%
American Express Co., 4.200%, Due 11/6/2025	60,000	58,209
Charles Schwab Corp., 0.750%, Due 3/18/2024	45,000	42,447
3.250%, Due 5/22/2029	50,000	44,148
CME Group, Inc., 2.650%, Due 3/15/2032	120,000	96,447
Intercontinental Exchange, Inc., 4.950%, Due 6/15/2052	60,000	51,313

		292,564

Insurance - 0.81%
Berkshire Hathaway Finance Corp., 2.300%, Due 3/15/2027	300,000	269,839
3.850%, Due 3/15/2052	50,000	36,551
CNA Financial Corp., 4.500%, Due 3/1/2026	65,000	62,683
Fidelity National Financial, Inc., 3.200%, Due 9/17/2051	55,000	29,327
MetLife, Inc., 6.375%, Due 6/15/2034	169,000	175,619
4.721%, Due 12/15/2044	193,000	158,795
Progressive Corp., 2.500%, Due 3/15/2027	55,000	49,067
Prudential Financial, Inc., 4.600%, Due 5/15/2044	313,000	257,463

		1,039,344

REITS - 0.54%
Alexandria Real Estate Equities, Inc., 1.875%, Due 2/1/2033	50,000	34,566
American Tower Corp., 2.300%, Due 9/15/2031	80,000	59,478
Camden Property Trust, 3.150%, Due 7/1/2029	70,000	59,949
Crown Castle, Inc., 3.800%, Due 2/15/2028	50,000	45,057
2.900%, Due 4/1/2041	55,000	34,644
Digital Realty Trust LP, 3.700%, Due 8/15/2027	55,000	49,837
Prologis LP, 1.250%, Due 10/15/2030	50,000	36,564
Public Storage, 2.250%, Due 11/9/2031	100,000	76,693
Simon Property Group LP, 3.375%, Due 10/1/2024	313,000	301,165

		697,953

Total Financial		6,584,509

Industrial - 1.19%

Aerospace/Defense - 0.28%
Boeing Co., 2.750%, Due 2/1/2026	60,000	54,099
5.805%, Due 5/1/2050	60,000	51,417
Northrop Grumman Corp., 3.850%, Due 4/15/2045	55,000	41,518
Raytheon Technologies Corp., 6.125%, Due 7/15/2038	217,000	218,397

		365,431

See accompanying notes

17

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 14.09% (continued)

Industrial - 1.19% (continued)

Building Materials - 0.03%
Martin Marietta Materials, Inc., 0.650%, Due 7/15/2023	$40,000	$38,692

Environmental Control - 0.07%
Waste Connections, Inc., 2.200%, Due 1/15/2032	50,000	38,432
4.200%, Due 1/15/2033	60,000	54,205

		92,637

Machinery - Diversified - 0.33%
John Deere Capital Corp., 2.450%, Due 1/9/2030	500,000	417,000

Miscellaneous Manufacturing - 0.04%
Carlisle Cos., Inc., 2.200%, Due 3/1/2032	65,000	47,749

Packaging & Containers - 0.07%
Amcor Flexibles North America, Inc., 2.690%, Due 5/25/2031	35,000	26,861
Berry Global, Inc., 1.650%, Due 1/15/2027	80,000	65,905

		92,766

Transportation - 0.37%
Burlington Northern Santa Fe LLC,
5.750%, Due 5/1/2040	202,000	199,545
4.450%, Due 1/15/2053	60,000	50,021
CSX Corp., 5.500%, Due 4/15/2041	157,000	147,794
FedEx Corp., 3.250%, Due 5/15/2041	55,000	36,342
Union Pacific Corp., 4.100%, Due 9/15/2067	55,000	39,630

		473,332

Total Industrial		1,527,607

Technology - 1.99%

Computers - 1.15%
Apple, Inc., 1.400%, Due 8/5/2028	200,000	165,529
2.200%, Due 9/11/2029	300,000	253,197
3.950%, Due 8/8/2052	60,000	47,425
Dell International LLC/EMC Corp., 5.300%, Due 10/1/2029	140,000	130,973
3.450%, Due 12/15/2051C	70,000	39,409
Hewlett Packard Enterprise Co., 6.350%, Due 10/15/2045	500,000	450,823
International Business Machines Corp., 4.250%, Due 5/15/2049	500,000	386,523

		1,473,879

Semiconductors - 0.75%
Entegris Escrow Corp., 4.750%, Due 4/15/2029C	70,000	61,874
Intel Corp., 1.600%, Due 8/12/2028	500,000	412,302
Lam Research Corp., 3.750%, Due 3/15/2026	35,000	33,549
1.900%, Due 6/15/2030	65,000	50,893
NVIDIA Corp., 1.550%, Due 6/15/2028	500,000	412,761

		971,379

Software - 0.09%
Oracle Corp., 4.300%, Due 7/8/2034	82,000	67,376
VMware, Inc., 2.200%, Due 8/15/2031	60,000	43,630

		111,006

Total Technology		2,556,264

See accompanying notes

18

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 14.09% (continued)

Utilities - 1.47%

Electric - 1.34%
American Electric Power Co., Inc., 2.031%, Due 3/15/2024	$100,000	$95,447
Appalachian Power Co., 4.500%, Due 3/1/2049, Series Y	25,000	19,279
Berkshire Hathaway Energy Co., 6.125%, Due 4/1/2036	235,000	237,945
Consolidated Edison Co. of New York, Inc., 5.500%, Due 12/1/2039, Series 09 C	169,000	154,076
Consumers Energy Co., 2.500%, Due 5/1/2060	55,000	28,671
Dominion Energy, Inc., 3.375%, Due 4/1/2030, Series C	45,000	38,594
DTE Energy Co., 1.050%, Due 6/1/2025, Series F	90,000	80,299
Duke Energy Corp., 2.650%, Due 9/1/2026	75,000	67,801
Duke Energy Progress LLC, 4.150%, Due 12/1/2044	75,000	58,170
Duke Energy Progress NC Storm Funding LLC, 2.387%, Due 7/1/2039, Series A 2	265,000	206,216
Entergy Arkansas LLC, 3.350%, Due 6/15/2052	55,000	35,541
Entergy Corp., 2.800%, Due 6/15/2030	30,000	24,056
Entergy Louisiana LLC, 4.000%, Due 3/15/2033	47,000	40,962
Exelon Corp., 4.050%, Due 4/15/2030	60,000	53,812
Florida Power & Light Co., 3.950%, Due 3/1/2048	50,000	38,542
Kentucky Utilities Co., 3.300%, Due 6/1/2050	55,000	36,012
National Rural Utilities Cooperative Finance Corp., 1.000%, Due 10/18/2024, Series D	65,000	59,769
5.450%, Due 10/30/2025	70,000	70,271
Northern States Power Co., 2.600%, Due 6/1/2051	50,000	29,623
Ohio Power Co., 2.600%, Due 4/1/2030, Series P	60,000	49,100
Oklahoma Gas & Electric Co., 0.553%, Due 5/26/2023	70,000	68,235
Sempra Energy, 3.300%, Due 4/1/2025	110,000	104,090
Vistra Operations Co. LLC, 5.125%, Due 5/13/2025C	130,000	125,539

		1,722,050

Gas - 0.13%
National Fuel Gas Co., 3.950%, Due 9/15/2027	80,000	70,626
Sempra Global, 3.250%, Due 1/15/2032C	65,000	50,826
Southern California Gas Co., 2.550%, Due 2/1/2030	50,000	41,288

		162,740

Total Utilities		1,884,790

Total Corporate Obligations (Cost $21,215,881)		18,100,290

FOREIGN CORPORATE OBLIGATIONS - 2.92%

Basic Materials - 0.08%

Mining - 0.08%
Glencore Funding LLC, 2.625%, Due 9/23/2031C	45,000	33,715
Teck Resources Ltd., 6.000%, Due 8/15/2040	75,000	65,804

		99,519

Total Basic Materials		99,519

Communications - 0.76%

Internet - 0.23%
Alibaba Group Holding Ltd., 3.600%, Due 11/28/2024	313,000	296,545

Media - 0.26%
Thomson Reuters Corp.,
4.300%, Due 11/23/2023	145,000	143,666
3.850%, Due 9/29/2024	193,000	185,953

		329,619

Telecommunications - 0.27%
America Movil SAB de CV, 6.375%, Due 3/1/2035	169,000	169,021
Deutsche Telekom International Finance BV, 4.875%, Due 3/6/2042C	150,000	123,411

See accompanying notes

19

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 2.92% (continued)

Communications - 0.76% (continued)

Telecommunications - 0.27% (continued)
TELUS Corp., 3.400%, Due 5/13/2032	$60,000	$49,130

		341,562

Total Communications		967,726

Consumer, Non-Cyclical - 0.57%

Agriculture - 0.09%
BAT Capital Corp., 2.259%, Due 3/25/2028	80,000	63,375
Reynolds American, Inc., 5.700%, Due 8/15/2035	60,000	50,631

		114,006

Beverages - 0.48%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.900%, Due 2/1/2046	35,000	29,906
Anheuser-Busch InBev Worldwide, Inc.,
4.375%, Due 4/15/2038	35,000	29,813
5.450%, Due 1/23/2039	500,000	468,444
5.550%, Due 1/23/2049	35,000	32,900
Coca-Cola Femsa SAB de CV, 2.750%, Due 1/22/2030	70,000	58,899

		619,962

Total Consumer, Non-Cyclical		733,968

Energy - 0.55%

Oil & Gas - 0.33%
Saudi Arabian Oil Co., 4.375%, Due 4/16/2049C	500,000	388,750
TotalEnergies Capital International SA, 3.127%, Due 5/29/2050	50,000	32,849

		421,599

Pipelines - 0.22%
Enbridge, Inc., 2.500%, Due 2/14/2025	70,000	65,387
TransCanada PipeLines Ltd.,
3.750%, Due 10/16/2023	145,000	142,663
6.100%, Due 6/1/2040	82,000	78,041

		286,091

Total Energy		707,690

Financial - 0.69%

Banks - 0.60%
Mitsubishi UFJ Financial Group, Inc., 2.193%, Due 2/25/2025	75,000	69,160
Royal Bank of Canada,
2.250%, Due 11/1/2024	115,000	108,019
1.200%, Due 4/27/2026	500,000	431,368
Toronto-Dominion Bank, 3.250%, Due 3/11/2024	160,000	155,530

		764,077

Financial Services - 0.09%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.000%, Due 10/29/2028	150,000	121,109

Total Financial		885,186

Industrial - 0.27%

Aerospace/Defense - 0.23%
BAE Systems Holdings, Inc., 3.800%, Due 10/7/2024C	313,000	302,713

See accompanying notes

20

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 2.92% (continued)

Industrial - 0.27% (continued)

Transportation - 0.04%
Canadian Pacific Railway Co., 3.100%, Due 12/2/2051	$75,000	$47,488

Total Industrial		350,201

Total Foreign Corporate Obligations (Cost $4,224,985)		3,744,290

FOREIGN SOVEREIGN OBLIGATIONS - 0.04% (Cost $69,937)
Mexico Government International Bonds, 4.600%, Due 1/23/2046	65,000	47,630

ASSET-BACKED OBLIGATIONS - 1.83%
Ally Auto Receivables Trust, 3.310%, Due 11/15/2026, 2022 1 A3	110,000	106,639
AmeriCredit Automobile Receivables Trust,
0.370%, Due 8/18/2025, 2021 1 A3	61,756	60,531
0.340%, Due 12/18/2026, 2021 2 A3	70,000	67,460
4.380%, Due 4/18/2028, 2021 2 A3	90,000	87,951
BMW Vehicle Owner Trust, 3.210%, Due 8/25/2026, 2022 A A3	55,000	53,178
Capital One Multi-Asset Execution Trust, 0.550%, Due 7/15/2026, 2021 A1 A1	115,000	106,766
CNH Equipment Trust,
1.160%, Due 6/16/2025, 2020 A A3	46,737	45,905
0.400%, Due 12/15/2025, 2021 A A3	95,000	90,942
Ford Credit Auto Lease Trust, 3.230%, Due 5/15/2025, 2022 2 A3	150,000	146,247
Ford Credit Auto Owner Trust, 1.530%, Due 5/15/2034, 2021 2 AC	110,000	95,162
GM Financial Automobile Leasing Trust,
1.900%, Due 3/20/2025, 2022 1 A3	105,000	100,780
4.010%, Due 9/22/2025, 2022 3 A3	90,000	88,156
GM Financial Consumer Automobile Receivables Trust, 1.490%, Due 12/16/2024, 2020 2 A3	16,036	15,844
GM Financial Revolving Receivables Trust, 1.170%, Due 6/12/2034, 2021 1 AC	90,000	77,047
Honda Auto Receivables Owner Trust, 1.880%, Due 5/15/2026, 2022 1 A3	120,000	113,576
John Deere Owner Trust,
2.320%, Due 9/16/2026, 2022 A A3	95,000	90,289
3.740%, Due 2/16/2027, 2022 B A3	100,000	97,173
Mercedes-Benz Auto Lease Trust, 0.400%, Due 11/15/2024, 2021 B A3	150,000	144,435
New Economy Assets Phase 1 Sponsor LLC, 1.910%, Due 10/20/2061, 2021 1 A1C	125,000	104,691
PSNH Funding LLC, 3.094%, Due 2/1/2026, 2018 1 A1	29,725	29,333
Taco Bell Funding LLC, 2.294%, Due 8/25/2051, 2021 1A A2IIC	99,250	77,315
Toyota Auto Loan Extended Note Trust, 1.350%, Due 5/25/2033, 2020 1A AC	135,000	121,296
Toyota Auto Receivables Owner Trust,
1.360%, Due 8/15/2024, 2020 B A3	54,825	54,128
1.230%, Due 6/15/2026, 2022 A A3	95,000	89,758
Verizon Master Trust, 0.500%, Due 5/20/2027, 2021 1 A	200,000	185,890
Volkswagen Auto Loan Enhanced Trust, 1.020%, Due 6/22/2026, 2021 1 A3	110,000	103,725

Total Asset-Backed Obligations (Cost $2,515,876)		2,354,217

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.19%
BX Commercial Mortgage Trust, 4.112%, Due 9/15/2036, 2021 VOLT A, (1 mo. USD LIBOR + 0.700%)C D	140,000	132,985
Cold Storage Trust, 4.312%, Due 11/15/2037, 2020 ICE5 A, (1 mo. USD LIBOR + 0.900%)C D	113,044	109,587

Total Commercial Mortgage-Backed Obligations (Cost $253,044)		242,572

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.17%
Federal Home Loan Mortgage Corp.,
3.500%, Due 9/1/2028	15,280	14,772
3.000%, Due 11/1/2032	53,767	49,693
5.000%, Due 8/1/2033	18,837	18,726
5.500%, Due 2/1/2034	18,594	19,011
2.500%, Due 6/1/2035	75,830	68,464

See accompanying notes

21

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.17% (continued)
Federal Home Loan Mortgage Corp., (continued)
2.000%, Due 3/1/2036	$212,844	$187,261
2.000%, Due 10/1/2040	82,797	68,528
2.000%, Due 1/1/2041	192,022	158,927
4.000%, Due 1/1/2041	50,811	47,800
4.500%, Due 2/1/2041	35,904	34,693
2.500%, Due 9/1/2041	301,594	256,208
2.500%, Due 11/1/2041	313,410	264,886
3.500%, Due 5/1/2042	153,305	136,763
3.500%, Due 6/1/2042	160,274	145,746
3.000%, Due 4/1/2047	173,445	150,553
3.500%, Due 1/1/2048	162,136	145,894
4.000%, Due 4/1/2048	76,288	70,772
3.000%, Due 8/1/2048	121,600	104,974
3.000%, Due 11/1/2049	120,193	102,887
2.500%, Due 11/1/2051	152,043	125,549
2.500%, Due 5/1/2052	123,049	101,329

		2,273,436

Federal National Mortgage Association,
3.500%, Due 1/1/2028F	12,738	12,293
5.000%, Due 3/1/2034F	20,543	20,140
4.500%, Due 4/1/2034	31,867	30,485
3.000%, Due 10/1/2034	4,940	4,556
2.000%, Due 11/1/2035F	154,796	136,209
2.000%, Due 12/1/2035F	68,972	60,686
2.000%, Due 1/1/2036F	123,523	108,682
2.000%, Due 5/1/2036	60,367	53,108
2.000%, Due 6/1/2036	89,961	79,144
3.500%, Due 6/1/2037	95,533	88,666
5.500%, Due 6/1/2038	4,360	4,450
4.500%, Due 1/1/2040	36,629	35,456
5.000%, Due 5/1/2040	64,159	64,164
5.000%, Due 6/1/2040	46,419	46,423
4.000%, Due 9/1/2040	33,382	31,365
4.000%, Due 1/1/2041	68,939	64,383
2.500%, Due 11/1/2041	127,562	107,812
3.000%, Due 6/1/2043	309,773	271,544
3.500%, Due 7/1/2043	61,561	55,809
3.000%, Due 8/1/2043	281,865	246,831
4.000%, Due 11/1/2044F	43,774	41,020
4.000%, Due 7/1/2045	176,617	164,944
3.500%, Due 8/1/2045	32,687	29,442
3.500%, Due 11/1/2045	296,863	267,398
3.500%, Due 1/1/2046	121,605	109,535
3.500%, Due 5/1/2046	30,936	27,865
4.000%, Due 7/1/2046	64,500	60,442
3.000%, Due 10/1/2046	24,282	21,081
3.000%, Due 11/1/2046	148,150	128,565
3.000%, Due 12/1/2046F	85,692	74,488
3.500%, Due 3/1/2047	33,504	30,147
4.500%, Due 7/1/2047	19,253	18,365
4.500%, Due 8/1/2047	29,079	27,796
3.500%, Due 9/1/2047	42,353	38,078
4.000%, Due 3/1/2048	49,503	45,712
4.500%, Due 4/1/2048	13,700	13,060
4.500%, Due 7/1/2048F	35,846	34,277
4.500%, Due 7/1/2048	45,267	43,311
4.500%, Due 10/1/2049	101,357	96,196
4.000%, Due 11/1/2049	183,773	169,537

See accompanying notes

22

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.17% (continued)
Federal National Mortgage Association, (continued)
2.500%, Due 8/1/2050F	$182,064	$150,600
2.500%, Due 8/1/2050	188,516	155,644
3.000%, Due 8/1/2050	103,889	88,870
2.500%, Due 9/1/2050	124,218	102,558
2.500%, Due 10/1/2050F	57,272	47,211
3.000%, Due 10/1/2050F	119,200	102,013
3.000%, Due 11/1/2050F	64,631	55,274
2.000%, Due 3/1/2051F	468,201	372,147
2.000%, Due 4/1/2051F	263,969	210,974
3.000%, Due 5/1/2051F	126,534	108,804
3.000%, Due 6/1/2051	137,054	116,963
3.500%, Due 6/1/2051F	154,667	136,595
3.500%, Due 7/1/2051F	138,653	123,337
3.000%, Due 11/1/2051F	93,345	79,596
2.500%, Due 2/1/2052	383,434	315,889

		5,129,940

Government National Mortgage Association,
6.500%, Due 8/15/2027	11,277	11,603
6.500%, Due 11/15/2027	13,045	13,421
7.500%, Due 12/15/2028	13,267	13,735
5.500%, Due 7/15/2033	19,387	20,329
6.000%, Due 12/15/2033	26,829	28,280
5.500%, Due 2/20/2034	27,033	27,428
5.000%, Due 10/15/2039	46,314	46,438
3.500%, Due 9/15/2041	93,782	86,145
3.500%, Due 8/20/2047	17,309	15,730
3.500%, Due 10/20/2047	16,018	14,557
4.000%, Due 1/20/2048	80,327	75,253
5.000%, Due 1/20/2050	40,040	39,273
4.500%, Due 2/20/2050	35,163	33,737
5.000%, Due 2/20/2050	20,360	20,086
2.500%, Due 4/20/2050	166,046	141,575
2.500%, Due 6/20/2051	163,299	138,756
3.000%, Due 6/20/2051	71,591	62,571
2.500%, Due 7/20/2051	255,895	217,403
3.000%, Due 8/20/2051	163,069	143,788
2.500%, Due 11/20/2051	129,313	109,909
3.000%, Due 12/20/2051	315,325	275,540
3.500%, Due 1/20/2052	114,241	102,992
4.000%, Due 3/20/2052	121,405	112,020
2.500%, Due 4/20/2052	72,759	61,715

		1,812,284

Total U.S. Agency Mortgage-Backed Obligations (Cost $10,704,070)		9,215,660

U.S. TREASURY OBLIGATIONS - 11.16%
U.S. Treasury Bonds,
6.875%, Due 8/15/2025	279,000	296,154
5.250%, Due 11/15/2028	217,000	227,401
4.750%, Due 2/15/2037	304,000	322,620
4.500%, Due 8/15/2039	241,000	246,592
2.250%, Due 5/15/2041	365,000	262,201
1.750%, Due 8/15/2041	495,000	321,769
2.750%, Due 8/15/2042	250,000	192,490
2.875%, Due 5/15/2049	500,000	387,656
1.375%, Due 8/15/2050	1,185,000	628,189
2.875%, Due 5/15/2052	185,000	142,826

		3,027,898

See accompanying notes

23

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value

U.S. TREASURY OBLIGATIONS - 11.16% (continued)
U.S. Treasury Notes,
2.000%, Due 2/15/2023	$200,000	$198,743
1.250%, Due 7/31/2023	575,000	560,670
2.750%, Due 7/31/2023	500,000	493,574
2.500%, Due 8/15/2023	964,000	947,808
2.125%, Due 11/30/2023	250,000	243,330
2.375%, Due 2/29/2024	200,000	194,180
0.250%, Due 3/15/2024	150,000	141,275
1.250%, Due 8/31/2024	955,000	899,416
1.750%, Due 12/31/2024	400,000	377,844
1.125%, Due 1/15/2025	250,000	232,344
1.125%, Due 2/28/2025	730,000	676,162
2.875%, Due 7/31/2025	500,000	479,551
0.625%, Due 7/31/2026	500,000	435,469
1.625%, Due 10/31/2026	500,000	450,098
2.000%, Due 11/15/2026	500,000	456,504
1.750%, Due 12/31/2026	650,000	586,727
1.500%, Due 1/31/2027	610,000	543,424
2.875%, Due 5/15/2028	200,000	186,086
2.875%, Due 8/15/2028	100,000	92,840
2.625%, Due 2/15/2029	450,000	409,711
2.375%, Due 5/15/2029	450,000	402,627
1.625%, Due 8/15/2029	350,000	298,170
1.750%, Due 11/15/2029	1,700,000	1,459,144
1.500%, Due 2/15/2030	655,000	548,409

		11,314,106

Total U.S. Treasury Obligations (Cost $15,990,275)		14,342,004

	Shares

SHORT-TERM INVESTMENTS - 2.87% (Cost $3,684,483)

Investment Companies - 2.87%
American Beacon U.S. Government Money Market Select Fund, 2.89%G H	3,684,483	3,684,483

SECURITIES LENDING COLLATERAL - 0.44% (Cost $570,161)

Investment Companies - 0.44%
American Beacon U.S. Government Money Market Select Fund, 2.89%G H	570,161	570,161

TOTAL INVESTMENTS - 100.57% (Cost $123,199,062)		129,214,011
LIABILITIES, NET OF OTHER ASSETS - (0.57%)		(734,747)

TOTAL NET ASSETS - 100.00%		$128,479,264

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2022 (Note 9).

C Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $1,976,724 or 1.54% of net assets. The Fund has no right to demand registration of these securities.

D Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, SOFR, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on October 31, 2022.

E Perpetual maturity. The date shown, if any, is the next call date.

F Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

G The Fund is affiliated by having the same investment advisor.

H 7-day yield.

See accompanying notes

24

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2022

ADR - American Depositary Receipt.

CMT - Constant Maturity Treasury.

DAC - Designated Activity Company.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

SOFR - Secured Overnight Financing Rate.

Long Futures Contracts Open on October 31, 2022:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME e-Mini Standard & Poor’s 500 Index Futures	18	December 2022	$3,342,858	$3,494,700	$151,842

			$3,342,858	$3,494,700	$151,842

Index Abbreviations:
CME	Chicago Mercantile Exchange.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2022, the investments were classified as described below:

Balanced Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$76,912,704	$-	$-	$76,912,704
Corporate Obligations	-	18,100,290	-	18,100,290
Foreign Corporate Obligations	-	3,744,290	-	3,744,290
Foreign Sovereign Obligations	-	47,630	-	47,630
Asset-Backed Obligations	-	2,354,217	-	2,354,217
Commercial Mortgage-Backed Obligations	-	242,572	-	242,572
U.S. Agency Mortgage-Backed Obligations	-	9,215,660	-	9,215,660
U.S. Treasury Obligations	-	14,342,004	-	14,342,004
Short-Term Investments	3,684,483	-	-	3,684,483
Securities Lending Collateral	570,161	-	-	570,161

Total Investments in Securities - Assets	$81,167,348	$48,046,663	$-	$129,214,011

Financial Derivative Instruments - Assets
Futures Contracts	$151,842	$-	$-	$151,842

Total Financial Derivative Instruments - Assets	$151,842	$-	$-	$151,842

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2022, there were no transfers into or out of Level 3.

See accompanying notes

25

American Beacon Balanced FundSM

Statement of Assets and Liabilities

October 31, 2022

Assets:
Investments in unaffiliated securities, at fair value† §	$124,959,367
Investments in affiliated securities, at fair value‡	4,254,644
Cash	31
Cash collateral held at broker for futures contracts	220,000
Dividends and interest receivable	386,226
Receivable for investments sold	162,872
Receivable for fund shares sold	16,792
Receivable for tax reclaims	2,182
Receivable for variation margin on open futures contracts (Note 5)	151,848
Prepaid expenses	39,274

Total assets	130,193,236

Liabilities:
Payable for investments purchased	311,980
Payable for fund shares redeemed	422,900
Cash due to broker for futures contracts	177,308
Management and sub-advisory fees payable (Note 2)	106,587
Service fees payable (Note 2)	16,347
Transfer agent fees payable (Note 2)	9,169
Payable upon return of securities loaned (Note 9)§	570,161
Custody and fund accounting fees payable	12,791
Professional fees payable	70,802
Trustee fees payable (Note 2)	771
Payable for prospectus and shareholder reports	7,220
Other liabilities	7,936

Total liabilities	1,713,972

Net assets	$128,479,264

Analysis of net assets:
Paid-in-capital	$110,530,299
Total distributable earnings (deficits)A	17,948,965

Net assets	$128,479,264

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	922,378

Y Class	2,131,920

Investor Class	4,639,678

Advisor Class	87,403

A Class	1,153,358

C Class	1,362,987

Net assets:
R5 Class	$12,977,305

Y Class	$30,273,662

Investor Class	$54,447,528

Advisor Class	$1,124,266

A Class	$13,482,666

C Class	$16,173,837

Net asset value, offering and redemption price per share:
R5 Class	$14.07

Y Class	$14.20

Investor Class	$11.74

Advisor Class	$12.86

A Class	$11.69

A Class (offering price)	$12.40

C Class	$11.87

† Cost of investments in unaffiliated securities	$118,944,418
‡ Cost of investments in affiliated securities	$4,254,644
§ Fair value of securities on loan	$1,183,054

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

26

American Beacon Balanced FundSM

Statement of Operations

For the year ended October 31, 2022

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$1,920,255
Dividend income from affiliated securities (Note 2)	31,815
Interest income (net of foreign taxes)†	1,624,851
Income derived from securities lending (Note 9)	2,877

Total investment income	3,579,798

Expenses:
Management and sub-advisory fees (Note 2)	823,036
Transfer agent fees:
R5 Class (Note 2)	4,109
Y Class (Note 2)	39,913
Investor Class	20,572
Advisor Class	232
A Class	801
C Class	1,193
Custody and fund accounting fees	57,949
Professional fees	82,450
Registration fees and expenses	84,973
Service fees (Note 2):
Investor Class	206,334
Advisor Class	3,381
A Class	11,322
C Class	15,253
Distribution fees (Note 2):
Advisor Class	3,698
A Class	33,707
C Class	195,818
Prospectus and shareholder report expenses	23,140
Trustee fees (Note 2)	12,866
Loan expense (Note 10)	1,687
Other expenses	26,254

Total expenses	1,648,688

Net investment income	1,931,110

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	13,652,401
Commission recapture (Note 1)	12
Foreign currency transactions	(368)
Futures contracts	(717,500)
Change in net unrealized (depreciation) of:
Investments in unaffiliated securitiesB	(30,964,378)
Futures contracts	(20,782)

Net (loss) from investments	(18,050,615)

Net (decrease) in net assets resulting from operations	$(16,119,505)

† Foreign taxes	$10,289

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

27

American Beacon Balanced FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2022	Year Ended October 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$1,931,110	$1,975,674
Net realized gain from investments in unaffiliated securities, commission recapture, foreign currency transactions, and futures contracts	12,934,545	14,551,895
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities and futures contracts	(30,985,160)	36,525,055

Net increase (decrease) in net assets resulting from operations	(16,119,505)	53,052,624

Distributions to shareholders:
Total retained earnings:
R5 Class	(1,823,210)	(2,868,929)
Y Class	(3,321,953)	(5,530,045)
Investor Class	(7,892,846)	(10,889,450)
Advisor Class	(149,432)	(246,705)
A Class	(1,361,049)	(1,705,799)
C Class	(1,993,250)	(3,318,336)

Net distributions to shareholders	(16,541,740)	(24,559,264)

Capital share transactions (Note 11):
Proceeds from sales of shares	29,778,307	41,247,243
Reinvestment of dividends and distributions	15,879,719	23,515,594
Cost of shares redeemed	(73,095,956)	(77,566,519)

Net (decrease) in net assets from capital share transactions	(27,437,930)	(12,803,682)

Net increase (decrease) in net assets	(60,099,175)	15,689,678

Net assets:
Beginning of year	188,578,439	172,888,761

End of year	$128,479,264	$188,578,439

See accompanying notes

28

American Beacon Balanced FundSM

Notes to Financial Statements

October 31, 2022

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2022, the Trust consists of twenty-five active series, one of which is presented in this filing: American Beacon Balanced Fund (the “Fund”). The remaining twenty-four active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. Management has evaluated the implications of these changes, and has determined that there is no impact to the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 imposes limits on the amount of derivatives the fund can enter into, eliminated the asset segregation framework used by funds to comply with Section 18 of the Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds were not required to fully comply with the new rule until August 19, 2022. Management has evaluated the implications of these changes, and has determined that there is no impact to the financial statements.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to the fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management has evaluated the Valuation Rule, and has determined that there is no impact to the financial statements.

29

American Beacon Balanced FundSM

Notes to Financial Statements

October 31, 2022

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Tax reclaim accruals are automatically generated on accounting and custody systems at the time of the income event based on the tax databases maintained by the Fund’s custodian. Reconciliations are performed between custody and accounting systems to help ensure reclaim accruals are in line. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For convertible securities, premiums attributable to the conversion feature are not amortized. Realized gains (losses) from securities sold are determined on the basis of specific lot identification. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the

30

American Beacon Balanced FundSM

Notes to Financial Statements

October 31, 2022

Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed for non-accrual when the issuer resumes interest payments or when collectability of interest is probable. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a quarterly basis and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain (loss) in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

31

American Beacon Balanced FundSM

Notes to Financial Statements

October 31, 2022

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC and Hotchkis and Wiley Capital Management, LLC (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2022 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$557,973
Sub-Advisor Fees	0.17%	265,063

Total	0.52%	$823,036

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statement of Operations. During the year ended October 31, 2022, the Manager received securities lending fees of $355 for the securities lending activities of the Fund.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, Advisor, A and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, up to 0.25% of the average daily net assets of the Advisor Class, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

32

American Beacon Balanced FundSM

Notes to Financial Statements

October 31, 2022

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended October 31, 2022, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Balanced	$41,225

As of October 31, 2022, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Balanced	$4,592

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund listed below held the following shares with an October 31, 2022 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	October 31, 2022 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	October 31, 2022 Fair Value
U.S. Government Money Market Select	Direct	Balanced	$3,684,483	$-	$-	$31,815	$3,684,483
U.S. Government Money Market Select	Securities Lending	Balanced	570,161	-	-	N/A	570,161

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2022, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Balanced	$4,283	$485	$4,768

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund,

33

American Beacon Balanced FundSM

Notes to Financial Statements

October 31, 2022

under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for the fund. When the fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2022, the Fund borrowed on average $2,569,188 for 6 days at an average interest rate of 2.22% with interest charges of $766. These amounts are recorded as “Other expenses” in the Statement of Operations.

Expense Reimbursement Plan

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. During the year ended October 31, 2022 there were no waived fees, expenses reimbursed, or recouped expenses.

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended October 31, 2022, RID collected $5,051 from the sale of A Class Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the year ended October 31, 2022, there were no CDSC fees collected for the A Class Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the year ended October 31, 2022, CDSC fees of $862 were collected for C Class Shares of the Fund.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be

34

American Beacon Balanced FundSM

Notes to Financial Statements

October 31, 2022

compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

The Valuation Rule establishes requirements for determining fair value in good faith for purposes of the Act, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. Effective September 8, 2022, the Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule. Prior to September 8, 2022, fair value determinations were made pursuant to methodologies approved by the Board.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used for fixed-income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does

35

American Beacon Balanced FundSM

Notes to Financial Statements

October 31, 2022

not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all of the Fund’s portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Manager, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Manager’s Valuation Committee, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust Manager’s fair valuation procedures for the Funds.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are

36

American Beacon Balanced FundSM

Notes to Financial Statements

October 31, 2022

categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

With respect to the Fund’s investments that do not have readily available market quotations, the Board has designated the Adviser as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). If market prices are not readily available or are deemed unreliable, the Valuation Designee will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

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American Beacon Balanced FundSM

Notes to Financial Statements

October 31, 2022

American Depositary Receipts and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities

ABS are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Fund is permitted to invest in ABS, subject to the Fund’s rating and quality requirements.

The value of an ABS is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of ABS are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the ABS’s par value. Value is also affected if any credit enhancement has been exhausted.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a

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October 31, 2022

fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as MBS and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

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Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. The Manager and the sub-advisor will carefully monitor the Fund’s investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing the Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Restricted securities outstanding during the year ended October 31, 2022 are disclosed in the Notes to the Schedule of Investments.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

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October 31, 2022

Other Investment Company Securities and Other Exchange-Traded Products

The Fund at times may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Privately Issued Mortgage-Backed Securities

Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Publicly Traded Partnerships/Master Limited Partnerships (“MLPs”)

The Fund may invest in publicly traded partnerships such as MLPs. MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. (An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners)). The Fund invests in an MLP as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein, but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that own, and often operate, income producing real estate or invest in mortgages secured by loans on such real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of the Fund.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others

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October 31, 2022

by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. An equity index futures contract is based on the value of an underlying index. The Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the prices of futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

During the year ended October 31, 2022, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2022
Balanced	16

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Notes to Financial Statements

October 31, 2022

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2022:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$151,842	$151,842

The effect of financial derivative instruments on the Statement of Operations as of October 31, 2022:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(717,500)	$(717,500)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(20,782)	$(20,782)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2022.

Offsetting of Financial and Derivative Assets as of October 31, 2022:
	Assets	Liabilities
Futures Contracts(1)	$151,842	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$151,842	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(151,842)	$-

	Remaining Contractual Maturity of the Agreements As of October 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$570,161	$-	$-	$-	$570,161

Total Borrowings	$570,161	$-	$-	$-	$570,161

Gross amount of recognized liabilities for securities lending transactions					$570,161

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

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6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS and ABS securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of MBS and ABS do not increase as much as other fixed-income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of MBS and ABS. Therefore, the prices of MBS and ABS may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Fund that holds these types of securities, may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade.

Environmental, Social, and/or Governance Investing Risk

The use of environmental, social, and/or governance (“ESG”) considerations by a sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors

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October 31, 2022

affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act, including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They

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October 31, 2022

may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction to movements in interest rates. The prices of fixed-income securities or derivatives are also affected by their durations. Fixed-income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. Interest rates are currently at or near historic lows, and some investments may have negative interest rates. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund.

Liquidity Risk

The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such instruments may be volatile. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Unexpected redemptions may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

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Notes to Financial Statements

October 31, 2022

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are influenced by the factors affecting the mortgages underlying the securities or the housing market. Investments in mortgage-backed and mortgage-related securities also are subject to market risks for fixed-income securities, which include, but are not limited to, credit risk, interest rate risk, prepayment risk, extension risk, callable securities risk, and valuation risk. A decline in the credit quality of the issuers of mortgage-backed and mortgage-related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. These securities are also subject to the risk of default on the underlying mortgages, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment

47

American Beacon Balanced FundSM

Notes to Financial Statements

October 31, 2022

companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of ABS, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, increase the risk of default and delayed payment, heighten interest rate risk and increase the potential for a decline in its price. In addition, as a consequence of a decrease in prepayments, the amount of principal available to a Fund for investment would be reduced.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

48

American Beacon Balanced FundSM

Notes to Financial Statements

October 31, 2022

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Redemption Risk

The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. This risk is heightened if the Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Fund to have to distribute substantial capital gains.

Sector Risk

Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase.

In addition, when the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The businesses that constitute a sector may all react the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors do not perform as expected. The lack of exposure to one or more sectors may adversely affect performance. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

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American Beacon Balanced FundSM

Notes to Financial Statements

October 31, 2022

Securities Lending Risk

The Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of the Fund’s securities provide collateral either in the form of cash, which the Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. The Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of the Fund’s collateral is inadequate. Although the Fund’s securities lending agent may indemnify the Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae’’); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Fund held securities of such issuers, it might not be able to recover its investment from the U.S. Government. U.S. government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2022 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

50

American Beacon Balanced FundSM

Notes to Financial Statements

October 31, 2022

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended October 31, 2022	Year Ended October 31, 2021
Distributions paid from:
Ordinary income*
R5 Class	$588,223	$407,719
Y Class	1,126,437	708,204
Investor Class	2,454,402	1,539,331
Advisor Class	44,219	31,060
A Class	451,949	238,998
C Class	521,662	254,504
Long-term capital gains
R5 Class	1,234,987	2,461,210
Y Class	2,195,516	4,821,841
Investor Class	5,438,444	9,350,119
Advisor Class	105,213	215,645
A Class	909,100	1,466,801
C Class	1,471,588	3,063,832

Total distributions paid	$16,541,740	$24,559,264

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2022, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Balanced	$126,265,711	$15,530,032	$(12,581,732)	$2,948,300

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Balanced	$2,948,300	$2,073,251	$12,927,415	$-	$(1)	$17,948,965

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, reclassifications of income from investments in real estate investment securities, book amortization of premiums, and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The Fund had no permanent differences as of October 31, 2022.

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

51

American Beacon Balanced FundSM

Notes to Financial Statements

October 31, 2022

As of October 31, 2022, the Fund did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2022 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Balanced	$35,833,754	$9,737,973	$70,911,916	$13,876,046

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2022 were as follows:

Fund	Type of Transaction	October 31, 2021 Shares/Fair Value	Purchases	Sales	October 31, 2022 Shares/Fair Value
Balanced	Direct	$4,053,731	$85,315,549	$85,684,797	$3,684,483
Balanced	Securities Lending	572,921	6,084,776	6,087,536	570,161

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments

52

American Beacon Balanced FundSM

Notes to Financial Statements

October 31, 2022

will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2022, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Fair Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Balanced	$1,183,054	$570,161	$657,305	$1,227,466

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 11, 2021 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $150 million with an expiration date November 10, 2021.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $50 million with an expiration date November 10, 2021.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2022, the Fund did not utilize these facilities.

53

American Beacon Balanced FundSM

Notes to Financial Statements

October 31, 2022

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	R5 Class
	Year Ended October 31,
	2022		2021
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	92,239	$1,424,132	120,721	$1,931,788
Reinvestment of dividends	117,460	1,813,106	193,779	2,855,565
Shares redeemed	(627,599)	(9,312,650)	(540,429)	(8,429,094)

Net (decrease) in shares outstanding	(417,900)	$(6,075,412)	(225,929)	$(3,641,741)

	Y Class
	Year Ended October 31,
	2022		2021
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	618,054	$9,515,385	941,367	$15,550,576
Reinvestment of dividends	190,414	2,954,277	332,973	4,939,228
Shares redeemed	(1,069,937)	(15,679,736)	(1,893,140)	(30,069,383)

Net (decrease) in shares outstanding	(261,469)	$(3,210,074)	(618,800)	$(9,579,579)

	Investor Class
	Year Ended October 31,
	2022		2021
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	1,048,496	$13,635,873	1,413,967	$19,561,973
Reinvestment of dividends	599,785	7,742,136	851,015	10,672,318
Shares redeemed	(2,947,671)	(37,586,828)	(1,820,132)	(24,764,742)

Net increase (decrease) in shares outstanding	(1,299,390)	$(16,208,819)	444,850	$5,469,549

	Advisor Class
	Year Ended October 31,
	2022		2021
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	4,854	$69,586	10,067	$147,698
Reinvestment of dividends	10,568	149,432	18,158	246,705
Shares redeemed	(64,006)	(922,977)	(24,084)	(357,831)

Net increase (decrease) in shares outstanding	(48,584)	$(703,959)	4,141	$36,572

	A Class
	Year Ended October 31,
	2022		2021
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	321,581	$4,046,911	237,914	$3,301,777
Reinvestment of dividends	97,000	1,242,228	122,623	1,533,096
Shares redeemed	(238,299)	(3,032,402)	(425,388)	(5,764,728)

Net increase (decrease) in shares outstanding	180,282	$2,256,737	(64,851)	$(929,855)

	C Class
	Year Ended October 31,
	2022		2021
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	83,940	$1,086,420	53,546	$753,431
Reinvestment of dividends	151,077	1,978,540	259,684	3,268,682
Shares redeemed	(510,072)	(6,561,363)	(587,209)	(8,180,741)

Net (decrease) in shares outstanding	(275,055)	$(3,496,403)	(273,979)	$(4,158,628)

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

54

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended October 31,
	2022	2021	2020B	2019	2018

Net asset value, beginning of period	$16.93	$14.35	$16.36	$16.20	$17.30

Income (loss) from investment operations:
Net investment income	0.11	0.19	0.20	0.31	0.28
Net gains (losses) on investments (both realized and unrealized)	(1.56)	4.34	(0.80)	1.23	(0.10)

Total income (loss) from investment operations	(1.45)	4.53	(0.60)	1.54	0.18

Less distributions:
Dividends from net investment income	(0.23)	(0.30)	(0.24)	(0.26)	(0.48)
Distributions from net realized gains	(1.18)	(1.65)	(1.17)	(1.12)	(0.80)

Total distributions	(1.41)	(1.95)	(1.41)	(1.38)	(1.28)

Net asset value, end of period	$14.07	$16.93	$14.35	$16.36	$16.20

Total returnC	(9.20)%	33.80%	(4.14)%	10.89%	0.84%

Ratios and supplemental data:
Net assets, end of period	$12,977,305	$22,687,613	$22,476,942	$46,593,155	$60,191,704
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.72%	0.70%	0.88%	0.66%	0.62%
Expenses, net of reimbursements and/or recoupments	0.72%	0.70%	0.88%	0.66%	0.62%
Net investment income, before expense reimbursements and/or recoupments	1.51%	1.37%	1.82%	2.24%	1.95%
Net investment income, net of reimbursements and/or recoupments	1.51%	1.37%	1.82%	2.24%	1.95%
Portfolio turnover rate	30%	37%	82%	68%	28%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	On January 23, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

55

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2022	2021	2020A	2019	2018

Net asset value, beginning of period	$17.07	$14.46	$16.47	$16.31	$17.39

Income (loss) from investment operations:
Net investment income	0.21	0.20	0.25	0.33	0.35
Net gains (losses) on investments (both realized and unrealized)	(1.68)	4.35	(0.86)	1.20	(0.16)

Total income (loss) from investment operations	(1.47)	4.55	(0.61)	1.53	0.19

Less distributions:
Dividends from net investment income	(0.22)	(0.29)	(0.23)	(0.25)	(0.47)
Distributions from net realized gains	(1.18)	(1.65)	(1.17)	(1.12)	(0.80)

Total distributions	(1.40)	(1.94)	(1.40)	(1.37)	(1.27)

Net asset value, end of period	$14.20	$17.07	$14.46	$16.47	$16.31

Total returnB	(9.25)%	33.66%	(4.17)%	10.75%	0.88%

Ratios and supplemental data:
Net assets, end of period	$30,273,662	$40,858,765	$43,550,846	$62,956,422	$71,296,735
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.80%	0.77%	0.96%	0.74%	0.70%
Expenses, net of reimbursements and/or recoupments	0.80%	0.77%	0.96%	0.74%	0.70%
Net investment income, before expense reimbursements and/or recoupments	1.46%	1.31%	1.71%	2.15%	1.86%
Net investment income, net of reimbursements and/or recoupments	1.46%	1.31%	1.71%	2.15%	1.86%
Portfolio turnover rate	30%	37%	82%	68%	28%

A	On January 23, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

56

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2022		2021	2020A	2019	2018

Net asset value, beginning of period	$14.35		$12.43	$14.36	$14.41	$15.51

Income (loss) from investment operations:
Net investment income	0.15	B	0.22	0.03	0.18	0.20
Net gains (losses) on investments (both realized and unrealized)	(1.39)		3.61	(0.58)	1.11	(0.07)

Total income (loss) from investment operations	(1.24)		3.83	(0.55)	1.29	0.13

Less distributions:
Dividends from net investment income	(0.19)		(0.26)	(0.21)	(0.22)	(0.43)
Distributions from net realized gains	(1.18)		(1.65)	(1.17)	(1.12)	(0.80)

Total distributions	(1.37)		(1.91)	(1.38)	(1.34)	(1.23)

Net asset value, end of period	$11.74		$14.35	$12.43	$14.36	$14.41

Total returnC	(9.40)%		33.32%	(4.41)%	10.50%	0.62%

Ratios and supplemental data:
Net assets, end of period	$54,447,528		$85,251,213	$68,284,615	$96,065,263	$107,677,984
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.03%		0.99%	1.20%	0.97%	0.95%
Expenses, net of reimbursements and/or recoupments	1.03%		0.99%	1.20%	0.97%	0.95%
Net investment income, before expense reimbursements and/or recoupments	1.22%		1.07%	1.47%	1.92%	1.62%
Net investment income, net of reimbursements and/or recoupments	1.22%		1.07%	1.47%	1.92%	1.62%
Portfolio turnover rate	30%		37%	82%	68%	28%

A	On January 23, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

57

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class
	Year Ended October 31,
	2022		2021	2020A		2019	2018

Net asset value, beginning of period	$15.59		$13.35	$15.34		$15.29	$16.38

Income (loss) from investment operations:
Net investment income	0.15	B	0.15	0.18	B	0.26	0.16
Net gains (losses) on investments (both realized and unrealized)	(1.54)		3.97	(0.81)		1.11	(0.06)

Total income (loss) from investment operations	(1.39)		4.12	(0.63)		1.37	0.10

Less distributions:
Dividends from net investment income	(0.16)		(0.23)	(0.19)		(0.20)	(0.39)
Distributions from net realized gains	(1.18)		(1.65)	(1.17)		(1.12)	(0.80)

Total distributions	(1.34)		(1.88)	(1.36)		(1.32)	(1.19)

Net asset value, end of period	$12.86		$15.59	$13.35		$15.34	$15.29

Total returnC	(9.62)%		33.17%	(4.65)%		10.41%	0.42%

Ratios and supplemental data:
Net assets, end of period	$1,124,266		$2,120,450	$1,760,622		$6,039,168	$6,174,284
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.19%		1.16%	1.36%		1.14%	1.12%
Expenses, net of reimbursements and/or recoupments	1.19%		1.16%	1.36%		1.14%	1.12%
Net investment income, before expense reimbursements and/or recoupments	1.05%		0.91%	1.29%		1.76%	1.45%
Net investment income, net of reimbursements and/or recoupments	1.05%		0.91%	1.29%		1.76%	1.45%
Portfolio turnover rate	30%		37%	82%		68%	28%

A	On January 23, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

58

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2022	2021	2020A	2019		2018

Net asset value, beginning of period	$14.31	$12.39	$14.33	$14.38		$15.48

Income (loss) from investment operations:
Net investment income	0.25	0.11	0.15	0.22		0.22
Net gains (losses) on investments (both realized and unrealized)	(1.50)	3.71	(0.71)	1.07		(0.07)

Total income (loss) from investment operations	(1.25)	3.82	(0.56)	1.29		0.15

Less distributions:
Dividends from net investment income	(0.19)	(0.25)	(0.21)	(0.22)		(0.45)
Distributions from net realized gains	(1.18)	(1.65)	(1.17)	(1.12)		(0.80)

Total distributions	(1.37)	(1.90)	(1.38)	(1.34)		(1.25)

Net asset value, end of period	$11.69	$14.31	$12.39	$14.33		$14.38

Total returnB	(9.49)%	33.39%	(4.49)%	10.54%		0.73%

Ratios and supplemental data:
Net assets, end of period	$13,482,666	$13,922,687	$12,863,938	$16,228,685		$18,121,273
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.04%	1.02%	1.21%	1.01%		0.91%
Expenses, net of reimbursements and/or recoupments	1.04%	1.02%	1.21%	1.01	%C	0.83%
Net investment income, before expense reimbursements and/or recoupments	1.22%	1.04%	1.46%	1.88%		1.66%
Net investment income, net of reimbursements and/or recoupments	1.22%	1.04%	1.46%	1.88%		1.74%
Portfolio turnover rate	30%	37%	82%	68%		28%

A	On January 23, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	This ratio does not include a voluntary reimbursement of service fees as included in the prior year.

See accompanying notes

59

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2022		2021		2020A	2019		2018

Net asset value, beginning of period	$14.49		$12.53		$14.48	$14.55		$15.64

Income (loss) from investment operations:
Net investment income	0.06	B	0.04	B	0.05	0.10		0.13
Net gains (losses) on investments (both realized and unrealized)	(1.41)		3.72		(0.70)	1.09		(0.09)

Total income (loss) from investment operations	(1.35)		3.76		(0.65)	1.19		0.04

Less distributions:
Dividends from net investment income	(0.09)		(0.15)		(0.13)	(0.14)		(0.33)
Distributions from net realized gains	(1.18)		(1.65)		(1.17)	(1.12)		(0.80)

Total distributions	(1.27)		(1.80)		(1.30)	(1.26)		(1.13)

Net asset value, end of period	$11.87		$14.49		$12.53	$14.48		$14.55

Total returnC	(10.11)%		32.32%		(5.09)%	9.63%		0.04%

Ratios and supplemental data:
Net assets, end of period	$16,173,837		$23,737,711		$23,951,798	$30,848,500		$36,046,543
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.78%		1.75%		1.95%	1.76%		1.66%
Expenses, net of reimbursements and/or recoupments	1.78%		1.75%		1.95%	1.76	%D	1.54%
Net investment income, before expense reimbursements and/or recoupments	0.47%		0.32%		0.72%	1.13%		0.91%
Net investment income, net of reimbursements and/or recoupments	0.47%		0.32%		0.72%	1.13%		1.02%
Portfolio turnover rate	30%		37%		82%	68%		28%

A	On January 23, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	This ratio does not include a voluntary reimbursement of service fees as included in the prior year.

See accompanying notes

60

American Beacon Balanced FundSM

Federal Tax Information

October 31, 2022 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2022.

The Funds designated the following items with regard to distributions paid during the fiscal year ended October 31, 2022. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Balanced	27.86%

Qualified Dividend Income:

Balanced	33.28%

Long-Term Capital Gain Distributions:

Balanced	$11,354,848

Short-Term Capital Gain Distributions:

Balanced	$3,045,807

Shareholders will receive notification in January 2023 of the applicable tax information necessary to prepare their 2022 income tax returns.

61

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

At meetings held on May 16, 2022 and June 7-8, 2022 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 8, 2022 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Balanced Fund (“Fund”); and

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund, and each of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) and Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) (each, a “sub-advisor” and collectively, the “sub-advisors”).

The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the sub-advisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or a sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among

62

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the sub-advisors for the Fund; (3) the profits earned by the Manager in rendering services to the Fund; (4) comparisons of services and fee rates with contracts entered into by the Manager or a sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the sub-advisors from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of each sub-advisor; succession plans for key employees who perform services for the Fund; diversity and inclusion initiatives; the adequacy of the resources committed to the Fund by each sub-advisor; the financial stability of each sub-advisor; and representations made by each sub-advisor regarding its compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each sub-advisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge Performance Universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by each sub-advisor regarding the performance of its portion of the Fund relative to the performance of a composite of comparable investment accounts managed by the sub-advisor, and one or both components of the Fund’s benchmark index, as applicable. In addition, the Board considered the Manager’s recommendation to continue to retain each sub-advisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Profits Realized by the Manager from its Relationship with the Fund. In analyzing the profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before the payment of distribution-related expenses by the Manager and sustaining a loss after the payment of distribution-related expenses by the Manager with respect to the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for managing the portion of the Fund with respect to which

63

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

the Manager has not delegated day-to-day management to a sub-advisor and for administering and overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund have higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each sub-advisor in connection with its investment advisory services to the Fund, the Board considered the representation by Barrow that the Fund’s sub-advisory fee rate schedule generally was favorable compared to other comparable client accounts and the representation by Hotchkis that it does not have comparable client accounts. The Board did not request profitability data from the sub-advisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the sub-advisors with respect to the negotiation of sub-advisory fee rates. In addition, the Board noted that sub-advisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each sub-advisor, the Manager has negotiated breakpoints for the sub-advisory fee rate schedule. The Board also noted that, for purposes of determining the fee rates chargeable to the Fund, certain sub-advisors have agreed to take into account other clients of the Manager whose assets are allocated to the sub-advisors by the Manager for purposes of calculating the Fund’s sub-advisory fee rate breakpoints.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund, except for the portion of the Fund with respect to which the Manager has not delegated day-to-day management to a sub-advisor. In this regard, the Board considered that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and sub-advisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the sub-advisors’ investment process and expanding the level of assets under management by the Manager and the sub-advisors. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. In addition, the Board noted that each sub-advisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to the Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge. The performance of individual firms was calculated by the Manager based on information provided by the Fund’s custodian.

64

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill.

The expense comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to the Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for the Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for the Fund as of December 31, 2021. References to the Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. The Board also considered that, in connection with the change in the name of the Fund’s Institutional Class shares, the share class used for the Fund’s Morningstar Fee Level comparisons had changed from the R5 Class shares to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Fund.

In considering the renewal of the Management Agreement for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1	st Quintile
Compared to Broadridge Expense Universe	3	rd Quintile
Morningstar Fee Level Ranking	3	rd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	5	th Quintile
Compared to Morningstar Category	4	th Quintile

The Board noted that American Beacon Advisors, Inc. (“AmBeacon”) receives an additional fee under the Management Agreement for managing an allocation of the Fund. In considering the renewal of the Management Agreement with AmBeacon and the Investment Advisory Agreements with Barrow, Hotchkis and AmBeacon, the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single sub-advisor. The Board also considered the following additional factors:

Sub-advisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2021)

Barrow	5 Years	5	th Quintile
Hotchkis*	5 Years	2	nd Quintile
AmBeacon**	5 Years	4	th Quintile
*Hotchkis equity value-only return compared to the Broadridge large cap value Performance Universe
**AmBeacon bond-only return compared to Broadridge core bond Performance Universe

65

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Board also considered: (1) the funds included in the Broadridge Performance Universe are managed pursuant to a variety of investment styles, and the Fund may underperform when a value investment style is out of favor; (2) the Manager and Barrow invest the Fund’s fixed income portfolio exclusively in investment-grade debt securities while the funds in the Broadridge Performance Universe may invest in high-yield debt securities; and (3) the Manager’s recommendation to continue to retain each sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and sub-advisors’ continued management of the Fund.

66

Disclosure Regarding Liquidity Risk Management Program (Unaudited)

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 2-3, 2022 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2021 through December 31, 2021 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

67

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (68)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (52)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (60)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (64)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

68

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (61)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021);Chair, (2019-Present), Vice Chair (2018), Trustee (2004-Present), American Beacon Select Funds; Chair(2019-Present), Vice Chair(2018), Trustee(2017-Present), American Beacon Institutional Funds Trust; Chair(2019-2021), Vice Chair(2018), Trustee(2018-2021), American Beacon Sound Point Enhanced Income Fund (2018–2021); Chair(2019-2021), Vice Chair(2018), Trustee(2018-2021), American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (65)	Trustee since 2018	Independent Director, Blue Owl Capital Inc. (2021-Present); Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (60)	Trustee since 2018	Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (59)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

69

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Jeffrey K. Ringdahl (47)	President since 2022 Vice President (2010-2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, L.L.C.; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-2022); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd; President (2022-Present); Vice President (2010-2022), American Beacon Select Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2018-2021), American Beacon Apollo Total Return Fund.

70

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (63)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021- Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Gregory J. Stumm (41)	VP since 2022	Senior Vice President (2022-Present), American Beacon Advisors, Inc.; Senior Vice President (2022-Present), Resolute Investment Managers, Inc.; Director and Senior Vice President (2022-Present), Resolute Investment Distributors, Inc.; Senior Vice President (2022-Present), Resolute Investment Services, Inc.; Vice President (2022-Present), American Beacon Select Funds; Vice President (2022-Present), American Beacon Institutional Funds Trust.

Paul B. Cavazos (53)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (52)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

71

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (61)	VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-2022); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director(2014-Present), Vice President(2022-Present) and Treasurer(2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President(2022-Present), and Treasurer(2018-2022), American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2010-2021); American Beacon Funds; Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (58)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (59)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

72

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (51)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President (2016-2020), Alpha Quant Advisors, LLC ; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (65)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Director, Fund and Tax Reporting (2011-Present), Resolute investment Services, Inc.; Assistant Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (52)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (47)	Assistant Secretary since 2008	Senior Corporate Governance & Regulatory Specialist (2020-Present), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

73

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rebecca L. Harris (55)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-2022), Director (2022) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President (2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (64)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-2022); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (37)	Assistant Secretary since 2021	Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022–Present) and Associate General Counsel, (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

74

American Beacon Balanced FundSM

Privacy Policy

October 31, 2022 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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76

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Balanced Fund are service marks of American Beacon Advisors, Inc.

AR 10/22

American Beacon®
FUNDS

2022 ANNUAL REPORT

October 31, 2022

GARCIA HAMILTON QUALITY BOND FUND

Garcia 1022

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

GARCIA HAMILTON QUALITY BOND FUND

The use of fixed-income securities entails interest rate and credit risks. Interest rate risk is the risk that debt securities will decrease in value with increases in market interest rates. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

This report may contain information obtained from third parties, including ratings from credit rating agencies such as Standard & Poor’s. Reproduction and distribution of third-party content in any form is prohibited except with the prior written permission of the related third party. Third-party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD-PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD-PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS.

Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes and should not be relied on as investment advice.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2022

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Warren E. Buffett, the “Oracle of Omaha” and billionaire chairman and CEO of Berkshire Hathaway, once said, “Predicting rain doesn’t count. Building arks does.”

Mr. Buffet’s plain-spoken words make a great deal of common sense. Figuring out when the next dangerous storm may occur could prove to be an effort in futility if we haven’t also devised a plan for preserving our physical well-being when the thunder rolls and the lightning strikes. The time to build a shelter is before the storm clouds appear on the horizon. The same can also be said about our investment portfolios. Careful planning and fine-tuning can be especially important as we seek to preserve and grow our investment portfolios during periods of economic uncertainty – particularly as we consider the effects of higher inflation, slower economic growth and geopolitical concerns such as Russia’s war with Ukraine.

None of us has the ability to foresee the future – not even the Oracle of Omaha. To help your investment portfolio weather storms over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to better manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. Through careful planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

1

Domestic Bond Market Overview

October 31, 2022 (Unaudited)

For the 12 months ended October 31, 2022, the investment-grade bond market posted a total return of -15.68%, as represented by the Bloomberg US Aggregate Bond Index (the “Index”). The performance reflects a combination of rising interest rates and negative excess returns (or returns relative to similar-duration U.S. Treasuries) from the spread sectors. This qualifies as the worst annual return in the 42-year history of the modern-day bond market. Agency mortgages reported the lowest excess return at -3.5%, followed by the credit sector at -3.0%. Agency bonds and asset-backed securities followed suit at -1.1% and -0.8%, respectively. In total, spread widening resulted in an excess return of -1.9% for the Index during the period. As a result, a majority of the negative performance was due to rising interest rates.

The federal funds rate rose by 3% during the period to 3.25%, and the market expected additional rate hikes over the next several months. The Treasury yield curve began the period under 2%, and yields rose to more than 4% across the entire curve. Additionally, the Federal Reserve (the “Fed”) began its quantitative tightening program, which involved shrinking its balance sheet by $95 billion per month ($60 billion from Treasuries and $35 billion from mortgages) and adding further upward pressure on interest rates.

Twin tailwinds of highly stimulative fiscal and monetary policies followed by a dissipation of the COVID-19 pandemic pushed economic growth and inflation to above-trend levels. Real gross domestic product averaged 3.25% growth year-over-year during the period, and the Consumer Price Index averaged more than 8% – well above the Fed’s target of 2%. As a result, in less than one year, the Fed undertook the largest episode of monetary policy tightening since 2006. As a result of the aggressive tightening, effects were already being felt by period end. The Index of Leading Economic Indicators was negative in six of the past seven months, existing-home sales fell 24% year-over-year according to the National Association of REALTORS®, and the NAHB/Wells Fargo Housing Market Index declined to a very weak reading of 38. Additionally, money supply growth slowed to 2.6% growth year-over-year, as compared to 12.5% at the beginning of the period. A growth rate below 6% has typically been associated with a weak economy and falling inflation. Lastly, fiscal policy quickly changed from historically stimulative to decidedly contractionary as Congress began to struggle with gridlock.

However, by period end, investors were beginning to anticipate that much of the heavy lifting from the Fed was nearing an end. The final stage will be for the Fed to pause on further rate increases and assess the cumulative effects on the economy and inflation thus far.

2

American Beacon Garcia Hamilton Quality Bond FundSM

Performance Overview

October 31, 2022 (Unaudited)

The Investor Class of the American Beacon Garcia Hamilton Quality Bond Fund (the “Fund”) returned -13.47% for the twelve months ended October 31, 2022. The Bloomberg US Aggregate Bond Index (the “Index”) returned -15.68% for the same period.

Comparison of Changes in Value of a $10,000 Investment for the period 4/4/2016 through 10/31/2022

Total Returns for the Period ended Oct 31, 2022

	Ticker	1 Year	3 Years	5 Years	Since Inception 4/4/2016	Value of $10,000 4/4/2016- 10/31/2022
R5 Class (1,4)	GHQIX	(13.04)%	(3.59)%	(1.03)%	(0.59)%	$9,617
Y Class (1,4)	GHQYX	(13.24)%	(3.69)%	(1.11)%	(0.69)%	$9,554
Investor Class (1,4)	GHQPX	(13.47)%	(3.96)%	(1.40)%	(0.97)%	$9,380
R6 Class (1,3,4)	GHQRX	(13.11)%	(3.56)%	(1.02)%	(0.59)%	$9,621

Bloomberg US Aggregate Bond Index (2)		(15.68)%	(3.77)%	(0.54)%	0.00%	$10,002

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

2.

The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). Bloomberg or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall not have any liability or responsibility for injury or damages arising in connection therewith. One cannot directly invest in an index.

3

American Beacon Garcia Hamilton Quality Bond FundSM

Performance Overview

October 31, 2022 (Unaudited)

3.

Fund performance for the five-year and since inception periods represent the returns achieved by the R5 Class from 4/4/16 through 2/28/19, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 4/4/16.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, and R6 Class shares were 0.67%, 0.74%, 1.29%, and 0.64%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed during the period due primarily to its short duration as interest rates rose across the yield curve. The Fund’s duration began the period at 2.4 years and ended at 7.1 years, as compared to 6.1 years for the Index. As interest rates rose, the Fund gradually increased its duration to take advantage of higher yields.

The U.S. Federal Reserve Bank’s (the “Fed”) first interest rate hike came in mid-March 2022 (a 0.25% increase) with indication that additional increases would be needed. By period end, the Fed raised rates by a total of 3.00%, following a series of 0.75% increments, and continued to indicate that further rate hikes were needed. With inflation stubbornly high, anticipation of a terminal Fed Funds rate of over 5% was becoming more common.

Nearly all segments of the U.S. bond market posted negative returns during the period with longer maturities reporting the worst results. In the Index, the 1-3 year maturity segment returned -4.9%, 5-7 year maturities returned -13.3% and 10+ year maturities returned -31.2%. In response to significant yield curve flattening, the Fund reduced its barbell exposure as the 2-year treasury yield was inverted relative to the 10-year yield at period end.

Investment-grade credit spreads widened during the quarter as investors sought to avoid fixed income securities. The economy was generally performing well with unemployment low and corporate profitability high, but rising rates, fears of an economic slowdown, uncertainty in Ukraine and volatility in Europe and the U.K. left investors with lower risk appetites. Lower quality securities underperformed in the Index while higher quality outperformed; however, all credit segments underperformed U.S. Treasuries on a duration-adjusted basis. The Fund benefitted from its credit quality allocation as it avoided the lowest-rated (triple-B) segment of the market. The Fund’s total allocation to credit was generally in line with that of the Index, although it primarily held floating-rate securities which outperformed as yields rose.

Within Agency Mortgage-Backed securities, the Fund began the period with a large overweight position, due to their attractive carry but ended slightly underweight as duration increased and spreads widened. Rising interest rates led to slower prepayment activity, which caused maturities to lengthen and spreads to widen.

The primary components of the Fund’s strategy are to actively manage duration, sector allocation and yield-curve exposures based on top-down views of interest rates and other macroeconomic variables. The Fund invests in high-quality, low-volatility securities that provide the benefit of fixed income investing when investors need it most. No derivatives, leverage, foreign currency, or high-yield bonds are used in the strategy.

Top Ten Holdings (% Net Assets)
U.S. Treasury Bonds, 3.750%, Due 8/15/2041		13.6
U.S. Treasury Bonds, 2.500%, Due 5/15/2046		5.9
Federal National Mortgage Association, 3.000%, Due 5/1/2052		5.1
Citigroup, Inc., 3.980%, Due 3/20/2030, (3 mo. USD LIBOR + 1.338%)		4.2
U.S. Treasury Notes, 1.125%, Due 2/15/2031		4.1
Goldman Sachs Group, Inc., 4.223%, Due 5/1/2029, (3 mo. USD LIBOR + 1.301%)		4.1
Wells Fargo & Co., 4.478%, Due 4/4/2031, (Secured Overnight Financing Rate + 4.032%)		3.3
Federal National Mortgage Association, 2.000%, Due 8/1/2037		3.1
Federal Home Loan Mortgage Corp., 3.000%, Due 5/1/2052		3.1
Federal Home Loan Mortgage Corp., 2.500%, Due 3/1/2052		3.1

Total Fund Holdings	34

4

American Beacon Garcia Hamilton Quality Bond FundSM

Performance Overview

October 31, 2022 (Unaudited)

Sector Allocation (% Investments)
U.S. Agency Mortgage-Backed Obligations	49.6
U.S. Treasury Obligations	26.9
Financial	18.1
Technology	2.8
Communications	2.6

5

American Beacon Garcia Hamilton Quality Bond FundSM

Expense Examples

October 31, 2022 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2022 through October 31, 2022.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon Garcia Hamilton Quality Bond FundSM

Expense Examples

October 31, 2022 (Unaudited)

American Beacon Garcia Hamilton Quality Bond Fund

	Beginning Account Value 5/1/2022	Ending Account Value 10/31/2022	Expenses Paid During Period 5/1/2022-10/31/2022*
R5 Class
Actual	$1,000.00	$923.60	$2.18
Hypothetical**	$1,000.00	$1,022.94	$2.29
Y Class
Actual	$1,000.00	$922.70	$2.47
Hypothetical**	$1,000.00	$1,022.64	$2.60
Investor Class
Actual	$1,000.00	$921.80	$4.02
Hypothetical**	$1,000.00	$1,021.02	$4.23
R6 Class
Actual	$1,000.00	$922.70	$1.99
Hypothetical**	$1,000.00	$1,023.14	$2.09

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.45%, 0.51%, 0.83%, and 0.41% for the R5, Y, Investor, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon Garcia Hamilton Quality Bond FundSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon Garcia Hamilton Quality Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Garcia Hamilton Quality Bond Fund (one of the series constituting American Beacon Funds, referred to hereafter as the “Fund”) as of October 31, 2022, the related statements of operations and of changes in net assets for the year ended October 31, 2022, including the related notes, and the financial highlights for the year ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations, the changes in its net assets, and the financial highlights for the year ended August 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2021 and the financial highlights for each of the periods ended on or prior to October 31, 2021 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 30, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodians, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

December 30, 2022

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

8

American Beacon Garcia Hamilton Quality Bond FundSM

Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 23.23%

Communications - 2.61%

Media - 2.61%
Walt Disney Co., 3.800%, Due 3/22/2030	$10,230,000	$9,312,091

Financial - 17.87%

Banks - 17.87%
Bank of America Corp., 3.974%, Due 2/7/2030, (3 mo. USD LIBOR + 1.210%)A	10,416,000	9,206,690
Citigroup, Inc., 3.980%, Due 3/20/2030, (3 mo. USD LIBOR + 1.338%)A	16,865,000	14,852,243
Goldman Sachs Group, Inc., 4.223%, Due 5/1/2029, (3 mo. USD LIBOR + 1.301%)A	16,150,000	14,606,097
JPMorgan Chase & Co., 2.739%, Due 10/15/2030, (Secured Overnight Financing Rate + 1.510%)A	8,750,000	7,086,034
Morgan Stanley, 3.622%, Due 4/1/2031, (Secured Overnight Financing Rate + 3.120%)A	7,265,000	6,172,379
Wells Fargo & Co., 4.478%, Due 4/4/2031, (Secured Overnight Financing Rate + 4.032%)A	13,130,000	11,866,935

		63,790,378

Total Financial		63,790,378

Technology - 2.75%

Computers - 2.75%
International Business Machines Corp., 3.500%, Due 5/15/2029	10,964,000	9,808,509

Total Corporate Obligations (Cost $97,395,695)		82,910,978

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 49.14%
Federal Home Loan Mortgage Corp.,
4.000%, Due 2/1/2039	4,680,563	4,333,319
3.500%, Due 10/1/2039	3,824,341	3,463,849
3.000%, Due 1/1/2040	4,167,698	3,669,217
2.000%, Due 8/1/2042	12,733,283	10,480,175
2.500%, Due 9/1/2042	12,812,647	10,829,714
2.500%, Due 3/1/2052	13,249,566	10,883,987
2.500%, Due 4/1/2052	13,217,691	10,841,416
3.000%, Due 5/1/2052	12,821,376	10,921,705
4.000%, Due 11/1/2052	11,734,864	10,690,510
Federal National Mortgage Association,
2.000%, Due 5/1/2036	9,945,461	8,749,437
2.000%, Due 8/1/2037B	12,645,000	11,121,140
4.000%, Due 5/1/2039	7,700,069	7,130,460
4.000%, Due 9/1/2039	5,982,593	5,540,002
3.500%, Due 10/1/2039	5,765,427	5,235,315
3.000%, Due 7/1/2040B	7,521,048	6,610,426
3.000%, Due 8/1/2040B	4,887,517	4,303,579
4.000%, Due 8/1/2040B	4,536,873	4,201,255
4.000%, Due 6/1/2049B	7,735,037	7,160,554
2.500%, Due 11/1/2050	7,069,952	5,802,880
2.500%, Due 5/1/2051	8,781,869	7,203,891
3.000%, Due 5/1/2052	21,609,821	18,375,684
3.500%, Due 10/1/2052	8,849,517	7,794,973

Total U.S. Agency Mortgage-Backed Obligations (Cost $185,455,039)		175,343,488

U.S. TREASURY OBLIGATIONS - 26.58%
U.S. Treasury Bonds,
3.750%, Due 8/15/2041	53,090,000	48,492,323
2.500%, Due 5/15/2046	29,805,000	21,186,000
U.S. Treasury Notes,
1.125%, Due 2/15/2031	18,410,000	14,708,583
1.875%, Due 2/15/2032	12,600,000	10,465,875

Total U.S. Treasury Obligations (Cost $107,410,697)		94,852,781

See accompanying notes

9

American Beacon Garcia Hamilton Quality Bond FundSM

Schedule of Investments

October 31, 2022

Fair Value

TOTAL INVESTMENTS - 98.95% (Cost $390,261,431)	$353,107,247
OTHER ASSETS, NET OF LIABILITIES - 1.05%	3,729,450

TOTAL NET ASSETS - 100.00%	$356,836,697

Percentages are stated as a percent of net assets.

A Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, SOFR, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on October 31, 2022.

B Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

LIBOR - London Interbank Offered Rate.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

SOFR - Secured Overnight Financing Rate.

USD - United States Dollar.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2022, the investments were classified as described below:

Garcia Hamilton Quality Bond Fund	Level 1	Level 2	Level 3	Total
Assets
Corporate Obligations	$-	$82,910,978	$-	$82,910,978
U.S. Agency Mortgage-Backed Obligations	-	175,343,488	-	175,343,488
U.S. Treasury Obligations	-	94,852,781	-	94,852,781

Total Investments in Securities - Assets	$-	$353,107,247	$-	$353,107,247

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2022, there were no transfers into or out of Level 3.

See accompanying notes

10

American Beacon Garcia Hamilton Quality Bond FundSM

Statement of Assets and Liabilities

October 31, 2022

Assets:
Investments in unaffiliated securities, at fair value†	$353,107,247
Cash	1,640,650
Interest receivable	2,171,538
Receivable for fund shares sold	981,439
Receivable for expense reimbursement (Note 2)	84,016
Prepaid expenses	20,312

Total assets	358,005,202

Liabilities:
Payable for investments purchased	648,834
Payable for fund shares redeemed	114,413
Dividends payable	133,342
Management and sub-advisory fees payable (Note 2)	169,035
Service fees payable (Note 2)	259
Transfer agent fees payable (Note 2)	11,107
Custody and fund accounting fees payable	17,610
Professional fees payable	62,651
Trustee fees payable (Note 2)	2,177
Payable for prospectus and shareholder reports	5,572
Other liabilities	3,505

Total liabilities	1,168,505

Net assets	$356,836,697

Analysis of net assets:
Paid-in-capital	$426,788,399
Total distributable earnings (deficits)A	(69,951,702)

Net assets	$356,836,697

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	16,071,748

Y Class	3,526,636

Investor Class	102,102

R6 Class	22,966,723

Net assets:
R5 Class	$134,519,084

Y Class	$29,473,503

Investor Class	$853,503

R6 Class	$191,990,607

Net asset value, offering and redemption price per share:
R5 Class	$8.37

Y Class	$8.36

Investor Class	$8.36

R6 Class	$8.36

† Cost of investments in unaffiliated securities	$390,261,431

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

11

American Beacon Garcia Hamilton Quality Bond FundSM

Statement of Operations

For the period ended October 31, 2022

Investment income:
Interest income	$7,105,820

Total investment income	7,105,820

Expenses:
Management and sub-advisory fees (Note 2)	2,229,916
Transfer agent fees:
R5 Class (Note 2)	70,423
Y Class (Note 2)	22,671
Investor Class	1,262
R6 Class	6,862
Custody and fund accounting fees	71,440
Professional fees	84,594
Registration fees and expenses	60,631
Service fees (Note 2):
Investor Class	3,571
Prospectus and shareholder report expenses	14,401
Trustee fees (Note 2)	32,242
Loan expense (Note 8)	1,552
Other expenses	34,644

Total expenses	2,634,209

Net fees waived and expenses (reimbursed) (Note 2)	(876,814)

Net expenses	1,757,395

Net investment income	5,348,425

Realized and unrealized gain (loss) from investments:
Net realized (loss) from:
Investments in unaffiliated securitiesA	(23,878,317)
Change in net unrealized depreciation of:
Investments in unaffiliated securitiesB	(37,232,425)

Net (loss) from investments	(61,110,742)

Net (decrease) in net assets resulting from operations	$(55,762,317)

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

12

American Beacon Garcia Hamilton Quality Bond FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2022	Year Ended October 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,348,425	$(292,642)
Net realized gain (loss) from investments in unaffiliated securities	(23,878,317)	1,160,239
Change in net (depreciation) of investments in unaffiliated securities	(37,232,425)	(3,726,085)

Net (decrease) in net assets resulting from operations	(55,762,317)	(2,858,488)

Distributions to shareholders:
Total retained earnings:
R5 Class	(3,883,600)	(5,803,467)
Y Class	(505,181)	(627,250)
Investor Class	(18,049)	(11,855)
R6 Class	(4,868,664)	(5,233,037)

Net distributions to shareholders	(9,275,494)	(11,675,609)

Capital share transactions (Note 9):
Proceeds from sales of shares	138,162,109	108,964,171
Reinvestment of dividends and distributions	7,805,071	10,629,729
Cost of shares redeemed	(105,503,986)	(57,610,072)

Net increase in net assets from capital share transactions	40,463,194	61,983,828

Net increase (decrease) in net assets	(24,574,617)	47,449,731

Net assets:
Beginning of year	381,411,314	333,961,583

End of year	$356,836,697	$381,411,314

See accompanying notes

13

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2022

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2022, the Trust consists of twenty-five active series, one of which is presented in this filing: American Beacon Garcia Hamilton Quality Bond Fund (the “Fund”). The remaining twenty-four active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. Management has evaluated the implications of these changes, and has determined that there is no impact to the financial statements.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to the fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management has evaluated the Valuation Rule, and has determined that there is no impact to the financial statements.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None
Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2022

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a monthly basis and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2022

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Garcia Hamilton & Associates, L.P. (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $1 billion	0.20%
Over $1 billion	0.15%

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2022 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,418,724
Sub-Advisor Fees	0.20%	811,192

Total	0.55%	$2,229,916

Distribution Plans

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fees received by the Manager and/or the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor Class of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2022

agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended October 31, 2022, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Garcia Hamilton Quality Bond	$86,097

As of October 31, 2022, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Garcia Hamilton Quality Bond	$7,408

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for the fund. When the fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2022, the Fund borrowed on average $822,888 for 2 days at an average interest rate of 1.64% with interest charges of $74. These amounts are recorded as “Other expense” in the Statement of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund, through February 28, 2023, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Fund’s expense cap. During the year ended October 31, 2022, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap				Expiration of Reimbursed Expenses
Fund	Class	11/1/2021 - 2/28/2022	3/1/2022 - 10/31/2022	Reimbursed Expenses	(Recouped) Expenses
Garcia Hamilton Quality Bond	R5	0.45%	0.45%	$369,564	$-	2024-2025
Garcia Hamilton Quality Bond	Y	0.51%	0.51%	48,707	-	2024-2025
Garcia Hamilton Quality Bond	Investor	0.83%	0.83%	2,871	-	2024-2025
Garcia Hamilton Quality Bond	R6	0.41%	0.41%	455,672	-	2024-2025

Of the above amounts, 84,016 was disclosed as a Receivable for expense reimbursement on the Statement of Assets and Liabilities at October 31, 2022.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2022

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2024 and 2025. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Garcia Hamilton Quality Bond	$-	$-	$745,393	2021-2022
Garcia Hamilton Quality Bond	-	855,336	-	2022-2023
Garcia Hamilton Quality Bond	-	814,374	-	2023-2024

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on the Fund’s Net Asset Value (“NAV”). The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2022

The Valuation Rule establishes requirements for determining fair value in good faith for purposes of the Act, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. Effective September 8, 2022, the Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule. Prior to September 8, 2022, fair value determinations were made pursuant to methodologies approved by the Board.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2022

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage-backed securities (“MBS”) and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2022

(“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, the Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2022

5.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Fund can invest significantly in high-yield investments considered speculative in nature, this risk may be substantial.

Floating Rate Securities Risk

The coupons on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, London Interbank Offered Rate (“LIBOR”), Secured Overnight Financing Rate (“SOFR”), or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Floating rate obligations are less effective than fixed rate obligations at locking in a particular yield and are subject to credit risk.

Interest Rate Risk

Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction to movements in interest rates. The prices of fixed-income securities or derivatives are also affected by their durations. Fixed-income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. Interest rates are currently at or near historic lows, and some investments may have negative interest rates. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund.

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2022

LIBOR Risk

Certain of the instruments identified in the Fund’s principal investment strategies have variable or floating coupon rates that are based on the ICE LIBOR (“LIBOR”), the Secured Overnight Funding Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. Most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. These events and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund and the financial markets generally. SOFR has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States. Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, there are obstacles to converting certain existing investments and transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023. At this time, it is not possible to completely identify or predict the effect of any transition, establishment of alternative Reference Rates or other reforms to Reference Rates that may be enacted in the UK or elsewhere. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV.

Liquidity Risk

When there is little or no active trading market for a specific type of security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund’s NAV per share and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many

23

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2022

financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are influenced by the factors affecting the mortgages underlying the securities or the housing market. Investments in mortgage-backed and mortgage-related securities also are subject to market risks for fixed-income securities, which include, but are not limited to, credit risk, interest rate risk, prepayment risk, extension risk, callable securities risk, and valuation risk. A decline in the credit quality of the issuers of mortgage-backed and mortgage-related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. These securities are also subject to the risk of default on the underlying mortgages, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

24

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2022

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of ABS, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as

25

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2022

between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Redemption Risk

The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is heightened during periods of declining or illiquid markets. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility or from a bank line of credit, which may increase costs. A rise in interest rates or other market developments may cause investors to move out of fixed-income securities on a large scale. Heavy redemptions could hurt the Fund’s performance.

Sector Risk

Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase. In addition, when the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The businesses that constitute a sector may all react the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors do not perform as expected. The lack of exposure to one or more sectors may adversely affect performance. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

Environmental, Social, and/or Governance Investing Risk

The use of environmental, social, and/or governance (“ESG”) considerations by the sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may choose not to, or may not be able to, take advantage of certain investment opportunities due to these considerations, which may adversely affect investment performance. The Fund may underperform funds that do not incorporate these considerations.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of

26

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2022

the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae’’); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Fund held securities of such issuers, it might not be able to recover its investment from the U.S. Government. U.S. government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.

Variable and Floating Rate Securities Risk

The coupons on certain fixed-income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, SOFR, LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

6.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2022 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

27

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2022

The tax character of distributions paid were as follows:

	Year Ended October 31, 2022	Year Ended October 31, 2021
Distributions paid from:
Ordinary income*
R5 Class	$3,883,600	$3,607,524
Y Class	505,181	385,179
Investor Class	18,049	6,916
R6 Class	4,868,664	3,234,538
Long-term capital gains
R5 Class	-	2,195,943
Y Class	-	242,071
Investor Class	-	4,939
R6 Class	-	1,998,499

Total distributions paid	9,275,494	11,675,609

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2022, the tax cost for the Fund and its respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Garcia Hamilton Quality Bond	$391,176,864	$157,921	$(38,227,538)	$(38,069,617)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Garcia Hamilton Quality Bond	$(38,069,617)	$141,235	$-	$(31,889,978)	$(133,342)	$(69,951,702)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, unused capital loss carryforwards, book amortization of premiums, and dividends payable.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The Fund had no permanent differences as of October 31, 2022.

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

As of October 31, 2022, the Fund had $22,254,280 short-term and $9,635,698 long-term capital loss carryforwards.

28

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2022

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2022 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Garcia Hamilton Quality Bond	$99,034,046	$638,654,620	$117,130,744	$478,715,458

8.  Borrowing Arrangements

Effective November 11, 2021 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $150 million with an expiration date November 10, 2021.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $50 million with an expiration date of November 10, 2021.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2022, the Fund did not utilize these facilities.

29

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2022

9.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	R5 Class
	Year Ended October 31, 2022		Year Ended October 31, 2021
Garcia Hamilton Quality Bond Fund	Shares	Amount	Shares	Amount
Shares sold	3,829,693	$36,028,161	6,823,749	$68,605,815
Reinvestment of dividends	261,864	2,413,176	472,898	4,759,799
Shares redeemed	(7,582,035)	(69,577,829)	(4,558,386)	(46,119,650)

Net (decrease) in shares outstanding	(3,490,478)	$(31,136,492)	2,738,261	$27,245,964

	Y Class
	Year Ended October 31, 2022		Year Ended October 31, 2021
Garcia Hamilton Quality Bond Fund	Shares	Amount	Shares	Amount
Shares sold	3,216,895	$29,448,381	1,072,363	$10,776,226
Reinvestment of dividends	55,633	505,182	62,184	625,100
Shares redeemed	(1,910,958)	(17,632,482)	(812,784)	(8,188,628)

Net increase in shares outstanding	1,361,570	$12,321,081	321,763	$3,212,698

	Investor Class
	Year Ended October 31, 2022		Year Ended October 31, 2021
Garcia Hamilton Quality Bond Fund	Shares	Amount	Shares	Amount
Shares sold	18,615	$166,288	70,673	$700,509
Reinvestment of dividends	1,972	18,049	1,178	11,819
Shares redeemed	(19,219)	(170,982)	(6,723)	(67,047)

Net (decrease) in shares outstanding	1,368	$13,355	65,128	$645,281

	R6 Class
	Year Ended October 31, 2022		Year Ended October 31, 2021
Garcia Hamilton Quality Bond Fund	Shares	Amount	Shares	Amount
Shares sold	7,495,674	$72,519,279	2,863,007	$28,881,621
Reinvestment of dividends	531,033	4,868,664	520,965	5,233,011
Shares redeemed	(1,946,793)	(18,122,693)	(324,677)	(3,234,747)

Net (decrease) in shares outstanding	6,079,914	$59,265,250	3,059,295	$30,879,885

10.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

30

American Beacon Garcia Hamilton Quality Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended October 31,
	2022	2021		2020	2019	2018

Net asset value, beginning of period	$9.85	$10.27		$10.05	$9.79	$9.91

Income (loss) from investment operations:
Net investment income (loss)	0.06	(0.01	)B	0.11	0.24	0.20
Net gains (losses) on investments (both realized and unrealized)	(1.33)	(0.08)		0.28	0.26	(0.13)

Total income (loss) from investment operations	(1.27)	(0.09)		0.39	0.50	0.07

Less distributions:
Dividends from net investment income	(0.21)	(0.14)		(0.17)	(0.24)	(0.19)
Distributions from net realized gains	-	(0.19)		-	-	-

Total distributions	(0.21)	(0.33)		(0.17)	(0.24)	(0.19)

Net asset value, end of period	$8.37	$9.85		$10.27	$10.05	$9.79

Total returnC	(13.04)%	(0.84)%		3.93%	5.20%	0.74%

Ratios and supplemental data:
Net assets, end of period	$134,519,084	$192,774,622		$172,774,140	$316,582,604	$234,919,975
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.66%	0.67%		0.68%	0.66%	0.69%
Expenses, net of reimbursements and/or recoupments	0.45%	0.45%		0.45%	0.45%	0.45%
Net investment income (loss), before expense reimbursements and/or recoupments	1.06%	(0.32)%		1.15%	2.18%	1.68%
Net investment income (loss), net of reimbursements and/or recoupments	1.27%	(0.10)%		1.38%	2.39%	1.92%
Portfolio turnover rate	158%	71%		122%	58%	143%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

31

American Beacon Garcia Hamilton Quality Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2022	2021		2020	2019	2018

Net asset value, beginning of period	$9.86	$10.27		$10.05	$9.79	$9.90

Income (loss) from investment operations:
Net investment income (loss)	0.22	(0.00	)A	0.13	0.24	0.18
Net gains (losses) on investments (both realized and unrealized)	(1.51)	(0.08)		0.25	0.25	(0.11)

Total income (loss) from investment operations	(1.29)	(0.08)		0.38	0.49	0.07

Less distributions:
Dividends from net investment income	(0.21)	(0.14)		(0.16)	(0.23)	(0.18)
Distributions from net realized gains	-	(0.19)		-	-	-

Total distributions	(0.21)	(0.33)		(0.16)	(0.23)	(0.18)

Net asset value, end of period	$8.36	$9.86		$10.27	$10.05	$9.79

Total returnB	(13.24)%	(0.81)%		3.83%	5.09%	0.74%

Ratios and supplemental data:
Net assets, end of period	$29,473,503	$21,340,613		$18,928,869	$17,927,537	$3,685,857
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.73%	0.74%		0.74%	0.73%	0.75%
Expenses, net of reimbursements and/or recoupments	0.51%	0.52	%C	0.55%	0.55%	0.55%
Net investment income (loss), before expense reimbursements and/or recoupments	1.10%	(0.38)%		1.03%	2.14%	1.58%
Net investment income (loss), net of reimbursements and/or recoupments	1.32%	(0.16)%		1.22%	2.32%	1.78%
Portfolio turnover rate	158%	71%		122%	58%	143%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on February 28, 2021.

See accompanying notes

32

American Beacon Garcia Hamilton Quality Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2022	2021		2020		2019	2018

Net asset value, beginning of period	$9.85	$10.26		$10.05		$9.79	$9.91

Income (loss) from investment operations:
Net investment income (loss)	0.09	(0.04	)A	0.13	A	0.21	0.15
Net gains (losses) on investments (both realized and unrealized)	(1.40)	(0.07)		0.22		0.26	(0.11)

Total income (loss) from investment operations	(1.31)	(0.11)		0.35		0.47	0.04

Less distributions:
Dividends from net investment income	(0.18)	(0.11)		(0.14)		(0.21)	(0.16)
Distributions from net realized gains	-	(0.19)		-		-	-

Total distributions	(0.18)	(0.30)		(0.14)		(0.21)	(0.16)

Net asset value, end of period	$8.36	$9.85		$10.26		$10.05	$9.79

Total returnB	(13.47)%	(1.11)%		3.54%		4.80%	0.36%

Ratios and supplemental data:
Net assets, end of period	$853,503	$991,788		$365,190		$14,904,591	$10,995,242
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.13%	1.29%		1.20%		1.04%	0.92%
Expenses, net of reimbursements and/or recoupments	0.83%	0.83%		0.83%		0.83%	0.83%
Net investment income (loss), before expense reimbursements and/or recoupments	0.63%	(0.91)%		0.90%		1.81%	1.41%
Net investment income (loss), net of reimbursements and/or recoupments	0.93%	(0.45)%		1.27%		2.02%	1.50%
Portfolio turnover rate	158%	71%		122%		58%	143%

A	Based on average shares outstanding for the period.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

33

American Beacon Garcia Hamilton Quality Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended October 31,				February 28, 2019A to October 31,

	2022	2021		2020	2019

Net asset value, beginning of period	$9.85	$10.26		$10.04	$9.87

Income from investment operations:
Net investment income (loss)	0.17	(0.01	)B	0.14	0.17
Net gains (losses) on investments (both realized and unrealized)	(1.44)	(0.06)		0.25	0.17

Total income (loss) from investment operations	(1.27)	(0.07)		0.39	0.34

Less distributions:
Dividends from net investment income	(0.22)	(0.15)		(0.17)	(0.17)
Distributions from net realized gains	-	(0.19)		-	-

Total distributions	(0.22)	(0.34)		(0.17)	(0.17)

Net asset value, end of period	$8.36	$9.85		$10.26	$10.04

Total returnC	(13.11)%	(0.70)%		3.97%	3.44	%D

Ratios and supplemental data:
Net assets, end of period	$191,990,607	$166,304,291		$141,893,384	$130,208,195
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.63%	0.64%		0.64%	0.66	%E
Expenses, net of reimbursements and/or recoupments	0.41%	0.41%		0.41%	0.41	%E
Net investment income (loss), before expense reimbursements and/or recoupments	1.14%	(0.28)%		1.13%	1.90	%E
Net investment income (loss), net of reimbursements	1.36%	(0.05)%		1.36%	2.15	%E
Portfolio turnover rate	158%	71%		122%	58	%F

A	Commencement of operations.
B	Based on average shares outstanding for the period.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from February 28, 2019 through October 31, 2019 and is not annualized.

See accompanying notes

34

American Beacon FundsSM

Federal Tax Information

October 31, 2022 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2022.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2022. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Garcia Hamilton Quality Bond	0.00%

Qualified Dividend Income:

Garcia Hamilton Quality Bond	0.00%

Long-Term Capital Gain Distributions:

Garcia Hamilton Quality Bond	$0

Short-Term Capital Gain Distributions:

Garcia Hamilton Quality Bond	$0

Shareholders will receive notification in January 2023 of the applicable tax information necessary to prepare their 2022 income tax returns.

35

Disclosure Regarding Approval of the Management and Investment

Advisory Agreements (Unaudited)

At meetings held on May 16, 2022 and June 7-8, 2022 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 8, 2022 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Garcia Hamilton Quality Bond Fund (“Fund”); and

(2) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the Fund, and Garcia Hamilton & Associates, LP (“sub-advisor”).

The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the sub-advisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or the sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among

36

Disclosure Regarding Approval of the Management and Investment

Advisory Agreements (Unaudited)

other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the sub-advisor for the Fund; (3) the profits earned by the Manager in rendering services to the Fund; (4) comparisons of services and fee rates with contracts entered into by the Manager or the sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the sub-advisor from its relationship with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the sub-advisor; succession plans for key employees who perform services for the Fund; diversity and inclusion initiatives; the adequacy of the resources committed to the Fund by the sub-advisor; the financial stability of the sub-advisor; and representations made by the sub-advisor regarding its compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the sub-advisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by the sub-advisor regarding the performance of the Fund relative to the performance of a composite of comparable investment accounts managed by the sub-advisor, and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain the sub-advisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Profits Realized by the Manager from its Relationship with the Fund. In analyzing the profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager sustaining a loss before and after the payment of distribution-related expenses by the Manager with respect to the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund. The Board also noted that, for the Fund and its share classes, the Manager is waiving fees and/or reimbursing expenses.

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Fund have higher expense ratios in order to compensate third-party financial intermediaries.

37

Disclosure Regarding Approval of the Management and Investment

Advisory Agreements (Unaudited)

In analyzing the fee rates charged by the sub-advisor in connection with its investment advisory services to the Fund, the Board considered representations made by the sub-advisor that the Fund’s sub-advisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board did not request profitability data from the sub-advisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the sub-advisor with respect to the negotiation of sub-advisory fee rates. In addition, the Board noted that the sub-advisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to the sub-advisor, the Manager has negotiated breakpoints for the sub-advisory fee rate schedule. In this regard, the Board considered that the Fund’s current assets did not exceed the threshold necessary to reach the first sub-advisory fee rate breakpoint.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. In this regard, the Board considered that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and sub-advisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the sub-advisor’s investment process and expanding the level of assets under management by the Manager and the sub-advisor. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to the Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill.

The expense comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level

38

Disclosure Regarding Approval of the Management and Investment

Advisory Agreements (Unaudited)

universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to the Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for the Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for the Fund as of December 31, 2021. References to the Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. The Board also considered that, in connection with the change in the name of the Fund’s Institutional Class shares, the share class used for the Fund’s Morningstar Fee Level comparisons had changed from the R5 Class shares to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Fund.

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Garcia Hamilton for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking[1]	4th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	5th Quintile
Compared to Morningstar Category[1]	3rd Quintile

The Board also considered: (1) the periods of underperformance were due to the sub-advisor’s duration-management strategy; (2) the potential for improved future relative performance in a rising interest rate environment; and (3) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

The Morningstar category changed from US Fund Intermediate Core Bond to US Fund Short-Term Bond in September 2021. Morningstar Rankings above are based on the Short-Term Bond category.

[1]	The Morningstar category changed from US Fund Intermediate Core Bond to US Fund Short-Term Bond in September 2021. Morningstar Rankings above are based on the Short-Term Bond category.

39

Disclosure Regarding Liquidity Risk Management Program (Unaudited)

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 2-3, 2022 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2021 through December 31, 2021 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

40

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (68)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (52)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (60)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (64)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

41

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (61)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021);Chair, (2019-Present), Vice Chair (2018), Trustee (2004-Present), American Beacon Select Funds; Chair(2019-Present), Vice Chair(2018), Trustee(2017-Present), American Beacon Institutional Funds Trust; Chair(2019-2021), Vice Chair(2018), Trustee(2018-2021), American Beacon Sound Point Enhanced Income Fund (2018–2021); Chair(2019-2021), Vice Chair(2018), Trustee(2018-2021), American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (65)	Trustee since 2018	Independent Director, Blue Owl Capital Inc. (2021-Present); Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (60)	Trustee since 2018	Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (59)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

42

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Jeffrey K. Ringdahl (47)	President since 2022 Vice President (2010-2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, L.L.C.; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-2022); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd; President (2022-Present); Vice President (2010-2022), American Beacon Select Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2018-2021), American Beacon Apollo Total Return Fund.

43

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (63)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021- Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Gregory J. Stumm (41)	VP since 2022	Senior Vice President (2022-Present), American Beacon Advisors, Inc.; Senior Vice President (2022-Present), Resolute Investment Managers, Inc.; Director and Senior Vice President (2022-Present), Resolute Investment Distributors, Inc.; Senior Vice President (2022-Present), Resolute Investment Services, Inc.; Vice President (2022-Present), American Beacon Select Funds; Vice President (2022-Present), American Beacon Institutional Funds Trust.

Paul B. Cavazos (53)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (52)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

44

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (61)	VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-2022); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director(2014-Present), Vice President(2022-Present) and Treasurer(2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President(2022-Present), and Treasurer(2018-2022), American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2010-2021); American Beacon Funds; Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (58)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (59)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

45

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (51)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President (2016-2020), Alpha Quant Advisors, LLC ; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (65)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Director, Fund and Tax Reporting (2011-Present), Resolute investment Services, Inc.; Assistant Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (52)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (47)	Assistant Secretary since 2008	Senior Corporate Governance & Regulatory Specialist (2020-Present), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

46

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rebecca L. Harris (55)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-2022), Director (2022-) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President (2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (64)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-2022); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (37)	Assistant Secretary since 2021	Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022–Present) and Associate General Counsel, (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

47

American Beacon FundsSM

Privacy Policy

October 31, 2022 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

48

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Garcia Hamilton Quality Bond Fund are service marks of American Beacon Advisors, Inc.

AR 10/22

American Beacon FUNDS

2022 ANNUAL REPORT

October 31, 2022

INTERNATIONAL EQUITY FUND
TOCQUEVILLE INTERNATIONAL VALUE FUND

IE_TIV 1022

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

INTERNATIONAL EQUITY FUND

Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

TOCQUEVILLE INTERNATIONAL VALUE FUND

Investing in foreign securities including emerging markets may involve heightened risk due to currency fluctuations and economic and political risks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2022

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Warren E. Buffett, the “Oracle of Omaha” and billionaire chairman and CEO of Berkshire Hathaway, once said, “Predicting rain doesn’t count. Building arks does.”

Mr. Buffet’s plain-spoken words make a great deal of common sense. Figuring out when the next dangerous storm may occur could prove to be an effort in futility if we haven’t also devised a plan for preserving our physical well-being when the thunder rolls and the lightning strikes. The time to build a shelter is before the storm clouds appear on the horizon. The same can also be said about our investment portfolios. Careful planning and fine-tuning can be especially important as we seek to preserve and grow our investment portfolios during periods of economic uncertainty – particularly as we consider the effects of higher inflation, slower economic growth and geopolitical concerns such as Russia’s war with Ukraine.

None of us has the ability to foresee the future – not even the Oracle of Omaha. To help your investment portfolio weather storms over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to better manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. Through careful planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

International Equity Market Overview

October 31, 2022 (Unaudited)

Over the 12 months ended October 31, 2022, international stocks declined sharply as evidenced by the MSCI ACWI ex-U.S. Index (down 24.73%), the MSCI EAFE Index (down 23.00%) and the MSCI Emerging Markets Index (down 31.03%).

The broad economic and investment backdrops grew knottier as the fiscal year progressed. Challenges began to surface early in the period, as the Federal Reserve (“Fed”) and other central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new calendar year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor-market shortages and Russia’s war with Ukraine further aggravated the inflation backdrop.

The Fed responded to surging inflation with a rate hike in March 2022, three months after the Bank of England (“BofE”) launched its tightening campaign. The Fed lifted rates a total of 3 percentage points through October 2022, while the BofE increased rates by 2.25 percentage points. The European Central Bank waited until July to start tightening, raising rates 1.25 percentage points through October 2022 while facing record-high inflation.

In addition to fostering recession risk, the combination of elevated inflation and hawkish central banks helped push stock prices significantly lower. Amid persistent market unrest, most stock and bond indexes ended the 12-month period with steep losses. Non-U.S. stock returns were broadly negative and value stocks significantly outperformed their growth stock peers.

American Beacon International Equity FundSM

Performance Overview

October 31, 2022 (Unaudited)

The Investor Class of the American Beacon International Equity Fund (the “Fund”) returned -21.93% for the twelve months ended October 31, 2022. The Fund outperformed the MSCI® EAFE Index (the “Index”) return of -23.00%.

Comparison of Changes in Value of a $10,000 Investment for the period 10/31/2012 through 10/31/2022

Total Returns for the Period ended October 31, 2022

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2012- 10/31/2022
R5 Class (1,5)	AAIEX	-21.69%	-2.68%	-2.03%	2.82%	$13,209
Y Class (1,5)	ABEYX	-21.71%	-2.76%	-2.10%	2.74%	$13,104
Investor Class (1,5)	AAIPX	-21.93%	-3.00%	-2.35%	2.47%	$12,767
Advisor Class (1,5)	AAISX	-22.01%	-3.11%	-2.48%	2.35%	$12,612
A Class without sales charge (1,2,5)	AIEAX	-22.00%	-3.08%	-2.42%	2.40%	$12,678
A Class with sales Charge (1,2,5)	AIEAX	-26.47%	-4.97%	-3.57%	1.79%	$11,947
C Class without sales charge (1,2,5)	AILCX	-22.55%	-3.78%	-3.13%	1.80%	$11,949
C Class with sales charge (1,2,5)	AILCX	-23.55%	-3.78%	-3.13%	1.80%	$11,949
R6 Class (1,3,5)	AAERX	-21.62%	-2.61%	-1.96%	2.86%	$13,262

MSCI® EAFE Index (Net) (4)		-23.00%	-1.27%	-0.09%	4.13%	$14,985
MSCI® EAFE Value Index (Net) (4)		-16.35%	-1.91%	-1.67%	2.91%	$13,316

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the R5 Class of the Fund was waived from 2013 through 2015. Performance prior to waiving fees was lower than actual returns shown for 2013 through 2015.

2.	The maximum sales charge for A Class is 5.75%. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

American Beacon International Equity FundSM

Performance Overview

October 31, 2022 (Unaudited)

3.

Fund performance for the ten-year period represents the returns achieved by the R5 Class from 10/31/12 through 2/28/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 10/31/12. A portion of the fees charged to the R6 Class of the Fund has been waived since Class inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

4.

The MSCI EAFE Index (Net) is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. The MSCI EAFE Value Index (Net) is an unmanaged index of those stocks in the MSCI EAFE Index with lower price-to-book ratios and lower forecasted growth values. One cannot directly invest in an index. The MSCI information contained herein: (1) is provided “as is,” (2) is proprietary to MSCI and/or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, Advisor, A, C, and R6 Class shares were 0.73%, 0.79%, 1.06%, 1.20%, 1.13%, 1.86%, and 0.71%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index during the period primarily due to country allocation while security selection also boosted performance.

From a country allocation perspective, overweight allocations to out-of-Index Canada (down 13.9%) and the United Kingdom (down 13.3%) contributed to the Fund’s outperformance relative to the Index. However, a null allocation to Australia (down 14.2%) detracted from relative value during the period.

Security selections within France and Japan were the primary contributors to the Fund’s relative outperformance, while security selections in the United Kingdom detracted from value.

Contributing securities included Sanofi SA (down 11.7%) in France and Takeda Pharmaceutical Co. Ltd. (down 1.6%) within Japan. The Fund’s investments in the United Kingdom, including Rolls Royce Holdings PLC (down 50.2%) hurt relative performance during the prior twelve months.

Although economic and market conditions vary from period to period, the Fund’s primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

Top Ten Holdings (% Net Assets)
Sanofi		2.6
Barclays PLC		2.4
UniCredit SpA		2.2
Takeda Pharmaceutical Co. Ltd.		2.0
Bayerische Motoren Werke AG		1.8
Roche Holding AG		1.8
GSK PLC		1.7
Mercedes-Benz Group AG		1.7
Unilever PLC		1.7
AstraZeneca PLC		1.6

Total Fund Holdings	140

Sector Allocation (% Equities)
Financials		18.5
Consumer Discretionary		17.1
Health Care		17.1
Industrials		15.5
Information Technology		7.3
Consumer Staples		7.2
Communication Services		5.9
Materials		4.7
Utilities		3.5
Energy		2.8
Real Estate		0.4

American Beacon International Equity FundSM

Performance Overview

October 31, 2022 (Unaudited)

Country Allocation (% Equities)
United Kingdom	18.9
France	15.6
Japan	13.1
Germany	10.7
United States	6.3
Netherlands	5.1
Spain	4.4
China/Hong Kong	4.1
Canada	3.6
Italy	3.6
Switzerland	2.8
Republic of Korea	2.0
Sweden	1.9
Ireland	1.2
Denmark	1.1
Finland	0.9
Brazil	0.8
Israel	0.8
Singapore	0.8
Portugal	0.5
South Africa	0.5
Belgium	0.4
Australia	0.3
Jordan	0.3
Norway	0.3

American Beacon Tocqueville International Value FundSM

Performance Overview

October 31, 2022 (Unaudited)

The Investor Class of the American Beacon Tocqueville International Value Fund (the “Fund”) returned -28.49% for the twelve-month period ending October 31, 2022, which underperformed the MSCI® EAFE Index (the “Index”) return of -23.00%.

Comparison of Changes in Value of a $10,000 Investment for the period 10/31/2012 through 10/31/2022

Total Returns for the Period ended October 31, 2022

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2012- 10/31/2022
R5 Class (1,3,5)	TOVIX	-28.31%	-2.61%	-3.34%	3.83%	$14,567
Y Class (1,2,5)	TOVYX	-28.31%	-2.68%	-3.39%	3.81%	$14,528
Investor Class (1,5)	TIVFX	-28.49%	-2.89%	-3.55%	3.72%	$14,406

MSCI® EAFE Index (Net) (4)		-23.00%	-1.27%	-0.09%	4.13%	$14,985

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of fees charged to the Investor Class of the Fund was waived from Fund inception through 2019. Performance prior to waiving fees was lower than the actual returns shown for that period.

2.

Fund performance for the five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/12 up to 1/18/19, the inception date of the Y Class. Expenses of the Y Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Y Class been in existence since 10/31/12.

3.

Fund performance for the five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/12 up to 1/18/19, the inception date of the R5 Class. Expenses of the R5 Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the R5 Class been in existence since 10/31/12. A portion of fees charged to the R5 Class of the Fund was waived from Class inception through 2022. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect.

American Beacon Tocqueville International Value FundSM

Performance Overview

October 31, 2022 (Unaudited)

4.

The MSCI EAFE Index (Net) is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. One cannot directly invest in an index. The MSCI information contained herein: (1) is provided “as is,” (2) is proprietary to MSCI and/or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y and Investor Class shares were 0.92%, 0.98% and 1.20%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index over the twelve-month period ending October 31, 2022, due to both stock selection and country allocation.

Stock selections within Japan, France and Germany detracted from performance during the year. Detracting securities within Japan included Makita Corp. (down 59.0%) and Sony Group Corp. (down 42.2%). Within France, the detracting securities were ORPEA (down 79.9%) and JC Decaux SE (down 53.4%). In Germany, detracting securities included KION Group AG (down 79.1%) and Infineon Technologies AG (down 47.0%). Meanwhile, security selection in Australia contributed to relative performance. Within Australia, BHP Group LTD (up 9.8%) helped performance during the year.

The Fund’s overweight allocation to Germany (down 32.5%) as well as an underweight allocation to Australia (down 14.1%) detracted value. On the flip side, the Fund’s allocation to Canada (down 13.9%), which is out of index, added relative value.

Although economic and market conditions vary from period to period, the Fund’s primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

Top Ten Holdings (% Net Assets)
Sanofi		3.2
Novartis AG		3.0
Samsung Electronics Co. Ltd.		3.0
Diageo PLC		2.8
BP PLC		2.7
EssilorLuxottica SA		2.7
FANUC Corp.		2.6
Henkel AG & Co. KGaA		2.6
SAP SE		2.6
CRH PLC		2.5

Total Fund Holdings	53

Sector Allocation (% Equities)
Industrials		24.4
Health Care		15.2
Information Technology		12.7
Communication Services		11.7
Consumer Staples		11.2
Materials		8.5
Consumer Discretionary		7.3
Financials		6.1
Energy		2.9

American Beacon Tocqueville International Value FundSM

Performance Overview

October 31, 2022 (Unaudited)

Country Allocation (% Equities)
Japan	18.8
Germany	17.6
France	17.1
United Kingdom	14.9
Switzerland	7.8
Mexico	3.8
Republic of Korea	3.2
Spain	2.9
Ireland	2.7
Belgium	2.3
Australia	2.0
Canada	1.9
Sweden	1.9
Taiwan	1.2
United States	1.0
Brazil	0.5
Netherlands	0.4

American Beacon FundsSM

Expense Examples

October 31, 2022 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2022 through October 31, 2022.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

October 31, 2022 (Unaudited)

American Beacon International Equity Fund

	Beginning Account Value 5/1/2022	Ending Account Value 10/31/2022	Expenses Paid During Period 5/1/2022-10/31/2022*
R5 Class
Actual	$1,000.00	$885.50	$3.33
Hypothetical**	$1,000.00	$1,021.68	$3.57
Y Class
Actual	$1,000.00	$885.20	$3.66
Hypothetical**	$1,000.00	$1,021.32	$3.92
Investor Class
Actual	$1,000.00	$883.90	$4.94
Hypothetical**	$1,000.00	$1,019.96	$5.30
Advisor Class
Actual	$1,000.00	$883.40	$5.60
Hypothetical**	$1,000.00	$1,019.26	$6.01
A Class
Actual	$1,000.00	$883.70	$5.37
Hypothetical**	$1,000.00	$1,019.51	$5.75
C Class
Actual	$1,000.00	$880.30	$8.96
Hypothetical**	$1,000.00	$1,015.68	$9.60
R6 Class
Actual	$1,000.00	$885.80	$3.28
Hypothetical**	$1,000.00	$1,021.73	$3.52

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.70%, 0.77%, 1.04%, 1.18%, 1.13%, 1.89%, and 0.69% for the R5, Y, Investor, Advisor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Tocqueville International Value Fund

	Beginning Account Value 5/1/2022	Ending Account Value 10/31/2022	Expenses Paid During Period 5/1/2022-10/31/2022*
R5 Class
Actual	$1,000.00	$862.40	$4.18
Hypothetical**	$1,000.00	$1,020.72	$4.53
Y Class
Actual	$1,000.00	$862.30	$4.46
Hypothetical**	$1,000.00	$1,020.42	$4.84
Investor Class
Actual	$1,000.00	$861.10	$5.54
Hypothetical**	$1,000.00	$1,019.26	$6.01

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.95%, and 1.18% for the R5, Y, and Investor Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon International Equity Fund and American Beacon Tocqueville International Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon International Equity Fund and American Beacon Tocqueville International Value Fund (two of the funds constituting American Beacon Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations and of changes in net assets for the year ended October 31, 2022, including the related notes, and the financial highlights for the year ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the year ended October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the American Beacon International Equity Fund and the American Beacon Tocqueville International Value Fund as of and for the year ended October 31, 2021 and the financial highlights for each of the periods ended on or prior to October 31, 2021 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose reports dated December 30, 2021 and December 21, 2018 (for American Beacon Tocqueville International Value Fund financial highlights for the period ended October 31, 2018 only) expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodians, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 3, 2023

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

Australia - 0.32% (Cost $4,970,164)

Common Stocks - 0.32%
Rio Tinto PLCA	85,143	$4,430,015

Belgium - 0.34% (Cost $4,553,518)

Common Stocks - 0.34%
Anheuser-Busch InBev SAA	94,941	4,755,447

Brazil - 0.74% (Cost $11,598,850)

Common Stocks - 0.74%
ERO Copper Corp.B C	897,463	10,217,383

Canada - 3.48%

Common Stocks - 3.48%
Alimentation Couche-Tard, Inc.	105,645	4,730,315
Canadian National Railway Co.	75,038	8,889,884
Cogeco Communications, Inc.B	75,440	3,847,448
Gildan Activewear, Inc.	182,209	5,749,745
Linamar Corp.B	311,526	13,333,638
Suncor Energy, Inc.	343,372	11,810,777

Total Common Stocks		48,361,807

Total Canada (Cost $49,203,088)		48,361,807

China/Hong Kong - 3.94%

Common Stocks - 3.94%
Alibaba Group Holding Ltd.A C	672,300	5,352,498
ArcelorMittal SAA	94,246	2,110,055
Baidu, Inc., Class AA C	824,800	7,914,195
ESR Group Ltd.A D	2,980,600	5,094,256
Prudential PLCA	2,022,771	18,773,811
Sands China Ltd.A C	3,619,200	6,318,778
Tencent Holdings Ltd.A	347,300	9,113,070

Total Common Stocks		54,676,663

Total China/Hong Kong (Cost $110,140,219)		54,676,663

Denmark - 1.03%

Common Stocks - 1.03%
AP Moller - Maersk AS, Class B	815	1,694,246
Carlsberg AS, Class BA	83,668	9,851,607
Vestas Wind Systems ASA	141,898	2,788,906

Total Common Stocks		14,334,759

Total Denmark (Cost $15,326,833)		14,334,759

Finland - 0.88%

Common Stocks - 0.88%
Nordea Bank AbpA	836,282	7,992,291
Sampo OYJ, Class AA	91,246	4,170,144

Total Common Stocks		12,162,435

Total Finland (Cost $11,966,751)		12,162,435

France - 14.99%

Common Stocks - 14.99%
Air Liquide SAA	163,194	21,316,195
Alstom SAA B	531,427	10,938,338
Amundi SAA D	2,190	103,251

See accompanying notes

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

France - 14.99% (continued)

Common Stocks - 14.99% (continued)
AXA SAA	368,760	$9,101,008
BNP Paribas SAA	431,205	20,201,040
Capgemini SEA	49,033	8,044,947
Carrefour SAA	291,425	4,687,553
Cie de Saint-GobainA	337,668	13,794,953
Danone SAA	211,682	10,524,331
Engie SAA	1,044,288	13,564,824
Pernod Ricard SAA	28,456	4,992,532
Publicis Groupe SAA	340,064	19,047,684
Rexel SAA	540,038	9,650,200
SanofiA	411,254	35,510,407
TeleperformanceA	19,836	5,313,523
Thales SAA	54,954	6,984,209
TotalEnergies SEA	86,358	4,719,489
Valeo SAA	126,128	2,076,507
Vinci SAA	82,145	7,548,938

Total Common Stocks		208,119,929

Total France (Cost $219,068,331)		208,119,929

Germany - 10.29%

Common Stocks - 10.29%
Bayer AGA	119,856	6,305,266
Bayerische Motoren Werke AGA	312,950	24,593,344
Continental AGA	396,379	20,557,520
Covestro AGA D	21,382	728,013
Deutsche Telekom AGA	373,590	7,076,378
Infineon Technologies AGA	258,781	6,300,520
Mercedes-Benz Group AGA	417,296	24,166,137
Merck KGaAA	66,354	10,820,391
MTU Aero Engines AGA	49,094	8,792,068
Rheinmetall AGA	34,455	5,601,708
RWE AGA	218,986	8,440,266
SAP SEA	142,279	13,736,962
Siemens AGA	33,359	3,646,756
Siemens Healthineers AGA D	45,457	2,092,672

Total Common Stocks		142,858,001

Total Germany (Cost $158,301,841)		142,858,001

Ireland - 1.17% (Cost $18,455,066)

Common Stocks - 1.17%
Ryanair Holdings PLC, ADRC	235,746	16,240,542

Israel - 0.77% (Cost $8,105,267)

Common Stocks - 0.77%
Bank Leumi Le-Israel BMA	1,126,795	10,743,804

Italy - 3.61%

Common Stocks - 3.61%
Enel SpAA	4,380,024	19,586,900
UniCredit SpAA	2,458,623	30,535,794

Total Common Stocks		50,122,694

Total Italy (Cost $63,157,048)		50,122,694

See accompanying notes

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

Japan - 12.58%

Common Stocks - 12.58%
Alfresa Holdings Corp.A	71,316	$820,918
Asics Corp.A	440,700	6,762,631
Bandai Namco Holdings, Inc.A	100,800	6,667,853
Digital Garage, Inc.A	121,200	2,893,947
Disco Corp.A	29,700	7,107,184
FANUC Corp.A	95,200	12,512,083
Hazama Ando Corp.A	238,600	1,384,090
Hitachi Ltd.A	103,000	4,665,631
Hoya Corp.A	67,800	6,321,473
MatsukiyoCocokara & Co.A	242,100	8,804,614
Mitsubishi UFJ Financial Group, Inc.A	1,317,100	6,243,845
Mizuho Financial Group, Inc.A	517,180	5,580,844
Murata Manufacturing Co. Ltd.A	140,300	6,882,616
Nexon Co. Ltd.A	247,059	4,137,212
Olympus Corp.A	448,100	9,454,782
SUMCO Corp.A	822,800	10,420,382
Sumitomo Mitsui Financial Group, Inc.A	377,300	10,585,197
Sumitomo Rubber Industries Ltd.A	901,700	7,733,145
Suzuken Co. Ltd.A	143,800	3,201,532
Suzuki Motor Corp.A	196,800	6,640,103
Taisei Corp.A	90,300	2,458,303
Takeda Pharmaceutical Co. Ltd.A	1,053,100	27,899,390
Toho Holdings Co. Ltd.A	166,600	2,264,528
Tokyo Electron Ltd.A	12,600	3,332,235
Yamaha Corp.A	263,800	9,961,875

Total Common Stocks		174,736,413

Total Japan (Cost $211,637,259)		174,736,413

Jordan - 0.29% (Cost $5,013,326)

Common Stocks - 0.29%
Hikma Pharmaceuticals PLCA	284,138	4,065,458

Netherlands - 4.90%

Common Stocks - 4.90%
Aegon NVA	3,674,124	16,988,164
Akzo Nobel NVA	278,283	17,154,268
ING Groep NVA	926,492	9,100,266
Koninklijke Philips NVA	403,216	5,105,297
Universal Music Group NVA	368,021	7,211,636
Wolters Kluwer NVA	116,969	12,432,197

Total Common Stocks		67,991,828

Total Netherlands (Cost $73,390,605)		67,991,828

Norway - 0.24% (Cost $1,143,543)

Common Stocks - 0.24%
Equinor ASAA	92,060	3,353,441

Portugal - 0.44% (Cost $6,522,006)

Common Stocks - 0.44%
Galp Energia SGPS SAA	601,291	6,105,669

Republic of Korea - 1.96%

Common Stocks - 1.96%
Hana Financial Group, Inc.A	85,396	2,466,556
Osstem Implant Co. Ltd.A	36,226	2,697,015
Samsung Electronics Co. Ltd.A	332,785	13,838,366

See accompanying notes

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

Republic of Korea - 1.96% (continued)

Common Stocks - 1.96% (continued)
SK Hynix, Inc.A	142,481	$8,246,000

Total Common Stocks		27,247,937

Total Republic of Korea (Cost $31,982,388)		27,247,937

Singapore - 0.78% (Cost $6,189,799)

Common Stocks - 0.78%
DBS Group Holdings Ltd.A	447,410	10,803,013

South Africa - 0.53% (Cost $10,244,303)

Common Stocks - 0.53%
Anglo American PLCA	243,685	7,289,658

Spain - 4.22%

Common Stocks - 4.22%
Aena SME SAA C D	63,305	7,447,706
Amadeus IT Group SAA C	237,036	12,339,127
Banco Bilbao Vizcaya Argentaria SAA	2,209,705	11,355,286
CaixaBank SAA	267,884	887,661
Iberdrola SAA	479,919	4,875,120
Indra Sistemas SAA	455,059	4,074,601
Industria de Diseno Textil SAA	587,170	13,298,934
Telefonica SAA	1,260,507	4,356,800

Total Common Stocks		58,635,235

Total Spain (Cost $66,445,186)		58,635,235

Sweden - 1.85%

Common Stocks - 1.85%
Electrolux AB, Class BA B	1,020,041	12,575,360
Sandvik ABA	462,593	7,231,420
Swedbank AB, Class AA	392,376	5,846,255

Total Common Stocks		25,653,035

Total Sweden (Cost $31,166,641)		25,653,035

Switzerland - 2.71%

Common Stocks - 2.71%
ABB Ltd.A	358,695	9,957,577
Cie Financiere Richemont SA, Class AA	41,855	4,093,752
Novartis AGA	233,418	18,918,667
Zurich Insurance Group AGA	11,009	4,694,013

Total Common Stocks		37,664,009

Total Switzerland (Cost $32,978,757)		37,664,009

United Kingdom - 18.20%

Common Stocks - 18.20%
3i Group PLCA	428,904	5,701,910
ASOS PLCA B C	651,626	4,204,105
AstraZeneca PLCA	90,024	10,561,659
AstraZeneca PLC, ADR	385,999	22,700,601
Barclays PLCA	19,264,048	32,798,182
Barratt Developments PLCA	1,495,240	6,450,854
Berkeley Group Holdings PLCA	53,625	2,134,565
BP PLCA	2,048,206	11,362,922
British American Tobacco PLCA	105,889	4,183,214
Coca-Cola Europacific Partners PLCA	166,924	7,897,753

See accompanying notes

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

United Kingdom - 18.20% (continued)

Common Stocks - 18.20% (continued)
Compass Group PLCA	644,752	$13,579,105
Kingfisher PLCA	4,159,522	10,431,762
Reckitt Benckiser Group PLCA	193,465	12,817,341
RELX PLCA	727,809	19,563,682
RELX PLCA	204,499	5,498,398
Rolls-Royce Holdings PLCA C	18,963,419	16,967,653
Standard Chartered PLCA	1,297,899	7,742,813
Taylor Wimpey PLCA	12,431,621	13,356,331
Unilever PLCA	512,273	23,301,702
WH Smith PLCA C	348,786	4,707,854
WPP PLCA	1,904,353	16,710,239

Total Common Stocks		252,672,645

Total United Kingdom (Cost $299,783,263)		252,672,645

United States - 6.03%

Common Stocks - 6.03%
Aon PLC, Class A	53,448	15,045,077
BRP, Inc.B	55,522	3,712,335
Ferguson PLCA	53,141	5,790,300
GSK PLCA	1,445,637	23,689,196
ICON PLCC	54,640	10,809,978
Roche Holding AGA	74,239	24,673,411

Total Common Stocks		83,720,297

Total United States (Cost $82,935,852)		83,720,297

SHORT-TERM INVESTMENTS - 3.17% (Cost $43,980,453)

Investment Companies - 3.17%
American Beacon U.S. Government Money Market Select Fund, 2.89%E F	43,980,453	43,980,453

SECURITIES LENDING COLLATERAL - 0.94% (Cost $13,115,544)

Investment Companies - 0.94%
American Beacon U.S. Government Money Market Select Fund, 2.89%E F	13,115,544	13,115,544

TOTAL INVESTMENTS - 100.40% (Cost $1,591,375,901)		1,394,058,114
LIABILITIES, NET OF OTHER ASSETS - (0.40%)		(5,562,981)

TOTAL NET ASSETS - 100.00%		$1,388,495,133

Percentages are stated as a percent of net assets.

A Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $1,208,180,148 or 87.01% of net assets.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2022 (Note 9).

C Non-income producing security.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $15,465,898 or 1.11% of net assets. The Fund has no right to demand registration of these securities.

E The Fund is affiliated by having the same investment advisor.

F 7-day yield.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

See accompanying notes

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2022

Long Futures Contracts Open on October 31, 2022:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
ICE U.S. mini MSCI EAFE Index Futures	478	December 2022	$40,805,937	$41,966,010	$1,160,073

			$40,805,937	$41,966,010	$1,160,073

Index Abbreviations:
ICE	Intercontinental Exchange.
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2022, the investments were classified as described below:

International Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Common Stocks
Australia	$-	$4,430,015	$-	$4,430,015
Belgium	-	4,755,447	-	4,755,447
Brazil	10,217,383	-	-	10,217,383
Canada	48,361,807	-	-	48,361,807
China/Hong Kong	-	54,676,663	-	54,676,663
Denmark	1,694,246	12,640,513	-	14,334,759
Finland	-	12,162,435	-	12,162,435
France	-	208,119,929	-	208,119,929
Germany	-	142,858,001	-	142,858,001
Ireland	16,240,542	-	-	16,240,542
Israel	-	10,743,804	-	10,743,804
Italy	-	50,122,694	-	50,122,694
Japan	-	174,736,413	-	174,736,413
Jordan	-	4,065,458	-	4,065,458
Netherlands	-	67,991,828	-	67,991,828
Norway	-	3,353,441	-	3,353,441
Portugal	-	6,105,669	-	6,105,669
Republic of Korea	-	27,247,937	-	27,247,937
Singapore	-	10,803,013	-	10,803,013
South Africa	-	7,289,658	-	7,289,658
Spain	-	58,635,235	-	58,635,235
Sweden	-	25,653,035	-	25,653,035
Switzerland	-	37,664,009	-	37,664,009
United Kingdom	22,700,601	229,972,044	-	252,672,645
Common Stocks
United States	29,567,390	54,152,907	-	83,720,297
Short-Term Investments	43,980,453	-	-	43,980,453
Securities Lending Collateral	13,115,544	-	-	13,115,544

Total Investments in Securities - Assets	$185,877,966	$1,208,180,148	$-	$1,394,058,114

Financial Derivative Instruments - Assets
Futures Contracts	$1,160,073	$-	$-	$1,160,073

Total Financial Derivative Instruments - Assets	$1,160,073	$-	$-	$1,160,073

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2022, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Tocqueville International Value FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

Australia - 1.84% (Cost $2,517,163)

Common Stocks - 1.84%
BHP Group Ltd., ADRA	70,120	$3,353,138

Belgium - 2.11% (Cost $4,356,321)

Common Stocks - 2.11%
Groupe Bruxelles Lambert NVB	52,322	3,853,519

Brazil - 0.50% (Cost $902,948)

Common Stocks - 0.50%
Vale SA, ADR	65,000	902,948

Canada - 1.73% (Cost $1,397,322)

Common Stocks - 1.73%
Nutrien Ltd.	37,390	3,159,455

France - 15.84%

Common Stocks - 15.84%
Accor SAB C	82,700	1,978,555
Bollore SEB	886,310	4,432,506
Bureau Veritas SAB	184,098	4,557,187
EssilorLuxottica SAB	30,992	4,909,150
JCDecaux SEB C	147,141	1,855,415
LVMH Moet Hennessy Louis Vuitton SEB	2,000	1,261,752
SanofiB	68,070	5,877,617
Vivendi SEB	491,830	4,023,602

Total Common Stocks		28,895,784

Total France (Cost $30,407,003)		28,895,784

Germany - 16.30%

Common Stocks - 13.73%
adidas AGB	15,080	1,475,075
Duerr AGB	123,910	3,278,060
GEA Group AGB	62,364	2,181,710
Infineon Technologies AGB	156,470	3,809,562
KION Group AGB	51,100	1,134,634
SAP SEB	48,620	4,694,235
Siemens AG, ADR	79,300	4,340,089
Software AGB	75,720	1,659,767
Stroeer SE & Co. KGaAB	60,619	2,471,810

Total Common Stocks		25,044,942

Preferred Stocks - 2.57%
Henkel AG & Co. KGaAB D	74,400	4,689,474

Total Germany (Cost $37,577,375)		29,734,416

Ireland - 2.51% (Cost $3,960,856)

Common Stocks - 2.51%
CRH PLCB	127,070	4,571,952

Japan - 17.41%

Common Stocks - 17.41%
Amano Corp.B	228,883	3,918,190
Asahi Group Holdings Ltd.B	154,500	4,324,692
FANUC Corp.B	35,720	4,694,660
Hitachi Ltd.B	95,718	4,335,775
Hoya Corp.B	24,300	2,265,661
Makita Corp.B	83,900	1,533,508

See accompanying notes

American Beacon Tocqueville International Value FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

Japan - 17.41% (continued)

Common Stocks - 17.41% (continued)
Shimano, Inc.B	6,800	$1,054,438
Sony Group Corp., ADR	53,290	3,595,476
TBS Holdings, Inc.B	267,260	2,768,549
Toyota Industries Corp.B	63,450	3,266,309

Total Common Stocks		31,757,258

Total Japan (Cost $35,996,550)		31,757,258

Mexico - 3.52%

Common Stocks - 3.52%
Fomento Economico Mexicano SAB de CV, ADR	58,300	4,175,446
Grupo Televisa SAB, ADR	428,700	2,250,675

Total Common Stocks		6,426,121

Total Mexico (Cost $7,480,128)		6,426,121

Netherlands - 0.33% (Cost $582,940)

Common Stocks - 0.33%
JDE Peet’s NVB	21,000	601,099

Republic of Korea - 2.97% (Cost $4,297,643)

Preferred Stocks - 2.97%
Samsung Electronics Co. Ltd.B D	145,220	5,422,913

Spain - 2.68%

Common Stocks - 2.68%
Cellnex Telecom SAB E	60,100	1,963,987
Industria de Diseno Textil SAB	128,960	2,920,841

Total Common Stocks		4,884,828

Total Spain (Cost $6,627,183)		4,884,828

Sweden - 1.73%

Common Stocks - 1.73%
Svenska Handelsbanken AB, Class AB	235,000	2,182,773
Volvo AB, Class BB	60,000	981,073

Total Common Stocks		3,163,846

Total Sweden (Cost $3,030,647)		3,163,846

Switzerland - 7.21%

Common Stocks - 7.21%
Alcon, Inc.	54,260	3,292,497
Novartis AG, ADRA	67,900	5,508,727
UBS Group AGC	274,720	4,357,059

Total Common Stocks		13,158,283

Total Switzerland (Cost $11,203,489)		13,158,283

Taiwan - 1.08% (Cost $2,361,123)

Common Stocks - 1.08%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	32,100	1,975,755

United Kingdom - 13.82%

Common Stocks - 13.82%
BP PLC, ADR	145,770	4,851,226
Diageo PLC, ADR	30,290	5,057,521

See accompanying notes

American Beacon Tocqueville International Value FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

United Kingdom - 13.82% (continued)

Common Stocks - 13.82% (continued)
Experian PLCB	71,300	$2,266,281
IMI PLCB	184,600	2,599,666
Johnson Matthey PLCB	109,600	2,428,958
Smith & Nephew PLCB	315,040	3,728,717
Smiths Group PLCB	239,170	4,280,140

Total Common Stocks		25,212,509

Total United Kingdom (Cost $25,265,692)		25,212,509

United States - 0.95% (Cost $2,965,120)

Common Stocks - 0.95%
Clarivate PLCC	167,520	1,730,482

SHORT-TERM INVESTMENTS - 7.01% (Cost $12,785,396)

Investment Companies - 7.01%
American Beacon U.S. Government Money Market Select Fund, 2.89%F G	12,785,396	12,785,396

SECURITIES LENDING COLLATERAL - 0.21% (Cost $373,450)

Investment Companies - 0.21%
American Beacon U.S. Government Money Market Select Fund, 2.89%F G	373,450	373,450

TOTAL INVESTMENTS - 99.75% (Cost $194,088,349)		181,963,152
OTHER ASSETS, NET OF LIABILITIES - 0.25%		456,402

TOTAL NET ASSETS - 100.00%		$182,419,554

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2022 (Note 9).

B Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $120,253,812 or 65.92% of net assets.

C Non-income producing security.

D A type of Preferred Stock that has no maturity date.

E Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $1,963,987 or 1.08% of net assets. The Fund has no right to demand registration of these securities.

F The Fund is affiliated by having the same investment advisor.

G 7-day yield.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

See accompanying notes

American Beacon Tocqueville International Value FundSM

Schedule of Investments

October 31, 2022

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2022, the investments were classified as described below:

Tocqueville International Value Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Common Stocks
Australia	$3,353,138	$-	$-	$3,353,138
Belgium	-	3,853,519	-	3,853,519
Brazil	902,948	-	-	902,948
Canada	3,159,455	-	-	3,159,455
France	-	28,895,784	-	28,895,784
Germany	4,340,089	20,704,853	-	25,044,942
Ireland	-	4,571,952	-	4,571,952
Japan	3,595,476	28,161,782	-	31,757,258
Mexico	6,426,121	-	-	6,426,121
Netherlands	-	601,099	-	601,099
Spain	-	4,884,828	-	4,884,828
Sweden	-	3,163,846	-	3,163,846
Switzerland	13,158,283	-	-	13,158,283
Taiwan	1,975,755	-	-	1,975,755
United Kingdom	9,908,747	15,303,762	-	25,212,509
Foreign Preferred Stocks
Germany	-	4,689,474	-	4,689,474
Republic of Korea	-	5,422,913	-	5,422,913
Common Stocks
United States	1,730,482	-	-	1,730,482
Short-Term Investments	12,785,396	-	-	12,785,396
Securities Lending Collateral	373,450	-	-	373,450

Total Investments in Securities - Assets	$61,709,340	$120,253,812	$-	$181,963,152

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2022, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2022

	International Equity Fund	Tocqueville International Value Fund
Assets:
Investments in unaffiliated securities, at fair value† §	$1,336,962,117	$168,804,306
Investments in affiliated securities, at fair value‡	57,095,997	13,158,846
Foreign currency, at fair value¤	220,740	-
Cash	4,127	-
Cash collateral held at broker for futures contracts	2,698,000	-
Dividends and interest receivable	4,329,137	391,992
Receivable for investments sold	3,841,958	-
Receivable for fund shares sold	1,586,049	39,144
Receivable for tax reclaims	4,079,555	1,677,272
Receivable for variation margin on open futures contracts (Note 5)	1,161,129	-
Prepaid expenses	52,041	18,580

Total assets	1,412,030,850	184,090,140

Liabilities:
Payable for investments purchased	4,865,156	902,948
Payable for foreign currency, at fair value^	-	4,566
Payable for fund shares redeemed	2,044,095	161,466
Payable for expense recoupment (Note 2)	30,080	1,474
Cash due to broker for futures contracts	1,552,751	-
Management and sub-advisory fees payable (Note 2)	1,412,603	87,029
Service fees payable (Note 2)	35,024	2,055
Transfer agent fees payable (Note 2)	70,115	11,900
Payable upon return of securities loaned (Note 9)§	13,115,544	373,450
Custody and fund accounting fees payable	122,587	25,280
Professional fees payable	176,015	56,430
Trustee fees payable (Note 2)	8,668	1,326
Payable for prospectus and shareholder reports	54,237	11,841
Other liabilities	48,842	30,821

Total liabilities	23,535,717	1,670,586

Net assets	$1,388,495,133	$182,419,554

Analysis of net assets:
Paid-in-capital	$1,614,112,633	$207,714,445
Total distributable earnings (deficits)A	(225,617,500)	(25,294,891)

Net assets	$1,388,495,133	$182,419,554

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2022

	International Equity Fund	Tocqueville International Value Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 Class	62,249,617	1,036,471

Y Class	6,363,243	7,153,470

Investor Class	5,769,543	5,342,691

Advisor Class	937,679	N/A

A Class	509,943	N/A

C Class	210,068	N/A

R6 Class	20,660,806	N/A

Net assets:
R5 Class	$891,001,265	$13,963,043

Y Class	$95,663,172	$96,269,149

Investor Class	$81,694,109	$72,187,362

Advisor Class	$13,706,977	N/A

A Class	$7,205,251	N/A

C Class	$2,842,235	N/A

R6 Class	$296,382,124	N/A

Net asset value, offering and redemption price per share:
R5 Class	$14.31	$13.47

Y Class	$15.03	$13.46

Investor Class	$14.16	$13.51

Advisor Class	$14.62	N/A

A Class	$14.13	N/A

A Class (offering price)	$14.99	N/A

C Class	$13.53	N/A

R6 Class	$14.35	N/A

† Cost of investments in unaffiliated securities	$1,534,279,904	$180,929,503
‡ Cost of investments in affiliated securities	$57,095,997	$13,158,846
§ Fair value of securities on loan	$28,167,076	$700,522
¤ Cost of foreign currency	$243,668	$-
^ Cost of payable for foreign currency	$-	$(4,500)

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended October 31, 2022

	International Equity Fund	Tocqueville International Value Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$49,489,093	$5,776,775
Dividend income from affiliated securities (Note 2)	460,050	75,628
Interest income	20,361	-
Income derived from securities lending (Note 9)	362,581	49,420
Other income	2,155	340

Total investment income	50,334,240	5,902,163

Expenses:
Management and sub-advisory fees (Note 2)	10,503,309	2,029,381
Transfer agent fees:
R5 Class (Note 2)	320,509	7,197
Y Class (Note 2)	156,493	139,618
Investor Class	17,130	8,871
Advisor Class	1,744	-
A Class	3,974	-
C Class	3,085	-
R6 Class	32,661	-
Custody and fund accounting fees	491,701	83,207
Professional fees	509,653	78,945
Registration fees and expenses	137,652	56,099
Service fees (Note 2):
Investor Class	361,759	391,337
Advisor Class	39,395	-
A Class	12,849	-
C Class	3,895	-
Distribution fees (Note 2):
Advisor Class	39,497	-
A Class	21,049	-
C Class	35,587	-
Prospectus and shareholder report expenses	113,489	989
Trustee fees (Note 2)	140,575	22,377
Loan expense (Note 10)	6,563	3,404
Other expenses	187,597	21,129

Total expenses	13,140,166	2,842,554

Net fees waived and expenses (reimbursed) (Note 2)	(70,120)	(1,783)

Net expenses	13,070,046	2,840,771

Net investment income	37,264,194	3,061,392

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	(5,729,884)	6,936,589
Commission recapture (Note 1)	4,323	-
Foreign currency transactions	(1,183,199)	(299,316)
Futures contracts	(21,273,041)	-
Change in net unrealized (depreciation) of:
Investments in unaffiliated securitiesB	(418,561,176)	(99,970,708)
Foreign currency transactions	(556,133)	(180,683)
Futures contracts	(51,405)	-

Net (loss) from investments	(447,350,515)	(93,514,118)

Net (decrease) in net assets resulting from operations	$(410,086,321)	$(90,452,726)

† Foreign taxes	$5,756,633	$518,280

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	International Equity Fund		Tocqueville International Value Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$37,264,194	$55,622,269	$3,061,392	$11,431,934
Net realized gain (loss) from investments in unaffiliated securities, commission recapture, foreign currency transactions, and futures contracts	(28,181,801)	301,438,095	6,637,273	33,234,296
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, and futures contracts	(419,168,714)	446,603,032	(100,151,391)	41,808,262

Net increase (decrease) in net assets resulting from operations	(410,086,321)	803,663,396	(90,452,726)	86,474,492

Distributions to shareholders:
Total retained earnings:
R5 Class	(128,782,324)	(19,243,533)	(826,787)	(153,791)
Y Class	(21,034,641)	(12,813,335)	(7,166,939)	(658,999)
Investor Class	(11,784,591)	(1,252,478)	(5,498,436)	(746,996)
Advisor Class	(1,694,524)	(149,763)	-	-
A Class	(912,492)	(146,453)	-	-
C Class	(383,590)	(25,086)	-	-
R6 Class	(39,116,826)	(6,209,328)	-	-

Net distributions to shareholders	(203,708,988)	(39,839,976)	(13,492,162)	(1,559,786)

Capital share transactions (Note 11):
Proceeds from sales of shares	455,433,342	672,415,177	68,033,556	73,601,571
Reinvestment of dividends and distributions	198,403,571	38,609,524	12,016,355	1,341,676
Cost of shares redeemed	(772,371,121)	(1,398,901,051)	(155,710,053)	(153,630,756)

Net (decrease) in net assets from capital share transactions	(118,534,208)	(687,876,350)	(75,660,142)	(78,687,509)

Net increase (decrease) in net assets	(732,329,517)	75,947,070	(179,605,030)	6,227,197

Net assets:
Beginning of year	2,120,824,650	2,044,877,580	362,024,584	355,797,387

End of year	$1,388,495,133	$2,120,824,650	$182,419,554	$362,024,584

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of October 31, 2022, the Trust consists of twenty-five active series, two of which are presented in this filing: American Beacon International Equity Fund and American Beacon Tocqueville International Value Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-three active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. Management has evaluated the implications of these changes, and has determined that there is no impact to the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 imposes limits on the amount of derivatives the fund can enter into, eliminated the asset segregation framework used by funds to comply with Section 18 of the Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds were not required to fully comply with the new rule until August 19, 2022. Management has evaluated the implications of these changes, and has determined that there is no impact to the financial statements.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management has evaluated the Valuation Rule, and has determined that there is no impact to the financial statements.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Tax reclaim accruals are automatically generated on accounting and custody systems at the time of the income event based on the tax databases maintained by the Funds’ custodian. Reconciliations are performed between custody and accounting systems to help ensure reclaim accruals are in line. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

Central Securities Depositories Regulation (“CSDR”)

Effective February 1, 2022, the CSDR introduced new measures for the authorization and supervision of European Union Central Security Depositories and sets out to create a common set of prudential, organizational, and conduct of business standards at a European level. CSDR is designed to support securities settlement and operational aspects of securities settlement, including the provision of shorter settlement periods; mandatory buy-ins; and cash penalties, to prevent and address settlement fails. CSDR measures are aimed to prevent settlement fails by ensuring that all transaction details are provided to facilitate settlement, as well as further incentivizing timely settlement by imposing cash penalty fines and buy-ins. The International Equity Fund may be subject to pay cash penalties and may also receive cash penalties with certain counterparties in instances where there are settlement fails. At this time, management believes the adoption of CSDR will not have a material impact to the financial statements.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain (loss) in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedules:

International Equity Fund

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

Tocqueville International Value Fund

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the American Beacon International Equity Fund, and the Manager have entered into Investment Advisory Agreements with Causeway Capital Management LLC; Lazard Asset Management LLC; and American Century Investment Management Inc. (“Sub-Advisors”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on each Fund’s average daily net assets.

The Trust, on behalf of the American Beacon Tocqueville International Value Fund, and the Manager have entered into an Investment Advisory Agreement with Tocqueville Asset Management LP (“Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily according to the following schedule:

First $1 billion	0.40%
Next $1 billion	0.35%
Over $2 billion	0.325%

The Management and Sub-Advisory Fees paid by the Funds for the year ended October 31, 2022 were as follows:

International Equity Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$6,115,636
Sub-Advisor Fees	0.26%	4,387,673

Total	0.61%	$10,503,309

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

Tocqueville International Value Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$951,334
Sub-Advisor Fees	0.40%	1,078,047

Total	0.75%	$2,029,381

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statements of Operations. During the year ended October 31, 2022, the Manager received securities lending fees of $38,911 and $5,208 for the securities lending activities of International Equity Fund and Tocqueville International Value Fund, respectively.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, Advisor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, up to 0.25% of the average daily net assets of the Advisor Class, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended October 31, 2022, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
International Equity	$418,557
Tocqueville International Value	138,236

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

As of October 31, 2022, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
International Equity	$43,409
Tocqueville International Value	8,001

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with an October 31, 2022 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	October 31, 2022 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	October 31, 2022 Fair Value
U.S. Government Money Market Select	Direct	International Equity	$43,980,453	$-	$-	$460,050	$43,980,453
U.S. Government Money Market Select	Securities Lending	International Equity	13,115,544	-	-	N/A	13,115,544
U.S. Government Money Market Select	Direct	Tocqueville International Value	12,785,396	-	-	75,628	12,785,396
U.S. Government Money Market Select	Securities Lending	Tocqueville International Value	373,450	-	-	N/A	373,450

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2022, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
International Equity	$65,491	$8,560	$74,051
Tocqueville International Value	6,894	2,856	9,750

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2022, the International Equity Fund did not

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

utilize the credit facility and the Tocqueville International Value Fund borrowed on average $5,078,758 for 14 days at an average interest rate of 1.43% with interest charges of $1,751. These amounts are recorded as “Other expenses” in the Statements of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the R6 Class of the International Equity Fund and the R5 Class of the Tocqueville International Value Fund, through February 28, 2023, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the year ended October 31, 2022, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	11/1/2021 - 2/28/2022	3/1/2022 - 10/31/22	Reimbursed Expenses	(Recouped) Expenses		Expiration of Reimbursed Expenses
International Equity	R6	0.69%	0.69%	$70,120	$(31,114	)*	2024-2025
Tocqueville International Value	R5	0.89%	0.89%	1,783	(2,040	)*	2024-2025

* These amounts represent Recouped Expenses from prior fiscal years and is reflected in Other expenses on the Statements of Operations.

Of the above amounts, $30,080 and $1,474 were disclosed as a Payable for expense recoupment on the Statements of Assets and Liabilities at October 31, 2022 for the International Equity Fund and Tocqueville International Value Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2024 and 2025. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
International Equity	$31,114	$36,100	$-	2022-2023
International Equity	-	54,858	-	2023-2024
Tocqueville International Value	2,040	1,018	-	2022-2023
Tocqueville International Value	-	2,785	-	2023-2024

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended October 31, 2022, RID collected $518 for International Equity Fund from the sale of A Class Shares. The Tocqueville International Value Fund does not offer A Class Shares.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

redemption of the A Class Shares redeemed. During the year ended October 31, 2022, there were no CDSC fees collected for the A Class Shares of the International Equity Fund.

A CDSC of 1.00% will be deducted with respect to C Class Shares of the International Equity Fund Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the year ended October 31, 2022, CDSC fees of $77 were collected for the C Class Shares of International Equity Fund. The Tocqueville International Value Fund does not offer C Class Shares.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

The Valuation Rule establishes requirements for determining fair value in good faith for purposes of the Act, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. Effective September 8, 2022, the Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule. Prior to September 8, 2022, fair value determinations were made pursuant to methodologies approved by the Board.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used for fixed-income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all of the Fund’s portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Manager, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Manager’s Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust a Manager’s fair valuation procedures for the Funds.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

With respect to a Fund’s investments that do not have readily available market quotations, the Board has designated the Adviser as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). If market prices are not readily available or are deemed unreliable, the Valuation Designee will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of a Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if a Fund were to sell the investment at approximately the time at which a Fund determines its NAV.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Manager or persons acting under their oversight and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has designated the Manager as responsible for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Manager has selected methods for valuing securities and other assets in circumstances where market quotes are not readily available, and oversees the application of those valuation methods. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods selected by the Manager, the fair value of the security or asset will be determined in good faith by the Valuation Committee.

When a Fund uses fair valuation methods that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Manager or persons acting under their oversight would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. The Manager and the sub-advisor will carefully monitor a Fund’s investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing a Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Restricted securities outstanding during the year ended October 31, 2022 are disclosed in the Notes to the Schedules of Investments.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds at times may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invest in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

Preferred Stock

Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances to hedge foreign currency exposure or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Funds’ securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

During the year ended October 31, 2022, the Tocqueville International Value Fund entered into forward foreign currency contracts primarily for hedging foreign currency fluctuations.

The Fund’s forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Year Ended October 31, 2022
Fund	Purchased Contracts	Sold Contracts
Tocqueville International Value	$-	$31,057

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. An equity index futures contract is based on the value of an underlying index. A Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the prices of futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

During the year ended October 31, 2022, the International Equity Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2022
International Equity	624

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

International Equity Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of October 31, 2022:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$1,160,073	$1,160,073

The effect of financial derivative instruments on the Statements of Operations as of October 31, 2022:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(21,273,041)	$(21,273,041)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(51,405)	$(51,405)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Master Agreements

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2022.

International Equity Fund

Offsetting of Financial and Derivative Assets as of October 31, 2022:
	Assets	Liabilities
Futures Contracts(1)	$1,160,073	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,160,073	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(1,160,073)	$-

	Remaining Contractual Maturity of the Agreements As of October 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$13,115,544	$-	$-	$-	$13,115,544

Total Borrowings	$13,115,544	$-	$-	$-	$13,115,544

Gross amount of recognized liabilities for securities lending transactions					$13,115,544

(1) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Tocqueville International Value Fund

	Remaining Contractual Maturity of the Agreements As of October 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$373,450	$-	$-	$-	$373,450

Total Borrowings	$373,450	$-	$-	$-	$373,450

Gross amount of recognized liabilities for securities lending transactions					$373,450

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Some of the markets in which the Funds may effect derivative transactions are OTC or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight to the same extent as are members of “exchange-based” markets. This exposes the Funds to the risk that a

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

counterparty will not settle a transaction in accordance with its terms and conditions because of a credit or liquidity problem with the counterparty and the recent turbulence in the financial markets highlights the importance of being aware of counterparty risk resulting from OTC derivative transactions. The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result, the Funds may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Funds may have an adverse impact on its price and make it difficult for the Funds to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Funds can invest significantly in high-yield investments considered speculative in nature, this risk may be substantial.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Funds. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Funds may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Funds may choose to not hedge its currency risks.

Environmental, Social, and/or Governance Investing Risk

The use of environmental, social, and/or governance (“ESG”) considerations by a sub-advisor may cause a Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in a Fund. A Fund may underperform funds that do not incorporate these considerations.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, real

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

estate investment trusts (“REITs”), depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of a Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Market Timing Risk

Funds that invest in high-yield, and, or has exposure to foreign securities through the derivatives it holds, are particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Funds, including (i) the dilution of the Funds’ NAV, (ii) an increase in the Funds’ expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Funds may invest, it could be subject to the risk of market timing

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

activities by shareholders. Some examples of these types of securities are high-yield and foreign securities. The limited trading activity of some high-yield securities may result in market prices that do not reflect the true market value of these securities. If a Fund trades foreign securities, it generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Funds’ calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Funds price its shares. In such instances, the Funds may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Funds to take advantage of any price differentials that may be reflected in the NAV of the Funds’ shares. While the Manager monitors trading in the Funds, there is no guarantee that it can detect all market timing activities.

Multiple Sub-Advisor Risk

The Manager may allocate the Funds’ assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Funds’ assets. To a significant extent, the Funds’ performance will depend on the success of the Manager in allocating the Funds’ assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Funds independently from another sub-advisor, the same security may be held in different portions of the Funds, or may be acquired for one portion of the Funds at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Funds’ holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Funds. Because each sub-advisor directs the trading for its own portion of the Funds, and does not aggregate its transactions with those of the other sub-advisors, the Funds may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Funds’ assets among the Funds’ sub-advisors in a manner that it believes is consistent with achieving the Funds’ investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Funds’ assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Funds may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Other Investment Companies Risk

To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to a Fund’s direct fees and expenses. If a Fund invests in other investment companies, a Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to a Fund’s shareholders when distributed to them. A Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund’s investment may decline, adversely affecting a Fund’s performance. To the extent a Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, a Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. A Fund will be subject to the risks associated with investments in those companies, including but not limited to interest rate risk, credit risk and market risk.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of a Fund’s securities provide collateral either in the form of cash, which a Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. A Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, a Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of a Fund’s collateral is inadequate. Although a Fund’s securities lending agent may indemnify a Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that a Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2022 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

The tax character of distributions paid were as follows:

	International Equity Fund		Tocqueville International Value Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
Distributions paid from:
Ordinary income*
R5 Class	$42,241,538	$19,243,533	$826,787	$153,791
Y Class	6,508,679	12,813,335	7,166,939	658,999
Investor Class	3,608,436	1,252,478	5,498,436	746,996
Advisor Class	495,897	149,763	-	-
A Class	270,302	146,453	-	-
C Class	91,689	25,086	-	-
R6 Class	12,908,368	6,209,328	-	-
Long-term capital gains
R5 Class	86,540,786	-	-	-
Y Class	14,525,962	-	-	-
Investor Class	8,176,155	-	-	-
Advisor Class	1,198,627	-	-	-
A Class	642,190	-	-	-
C Class	291,901	-	-	-
R6 Class	26,208,458	-	-	-

Total distributions paid	$203,708,988	$39,839,976	$13,492,162	$1,559,786

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2022, the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
International Equity	$1,623,658,175	$85,699,734	$(315,869,993)	$(230,170,259)
Tocqueville International Value	196,592,380	19,524,900	(34,315,245)	(14,790,345)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
International Equity	$(230,170,259)	$32,882,150	$-	$(28,329,392)	$1	$(225,617,500)
Tocqueville International Value	(14,790,345)	2,928,259	-	(13,432,805)	-	(25,294,891)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, differences in income and gain loss recognized for tax purposes in spin-offs, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, unused capital loss carryforwards, and the realization for tax purposes of unrealized gains from passive foreign investment companies.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities. The International Equity Fund had no permanent differences as of October 31, 2022.

Accordingly, the following amounts for Tocqueville International Value Fund represent current year permanent differences derived from the difference in prior accumulated balances as of October 31, 2022:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Tocqueville International Value	$(55)	$55

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

For federal income tax purposes, the Funds measure their capital loss carryforwards annually at October 31, their fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

As of October 31, 2022, the Funds had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
International Equity	$3,443,850	$24,885,542
Tocqueville International Value	8,396,837	5,035,968

The Tocqueville International Value Fund utilized $7,343,560 long-term capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2022 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
International Equity	$637,117,242	$903,490,772
Tocqueville International Value	55,129,290	150,106,681

A summary of the Funds’ transactions in the USG Select Fund for the year ended October 31, 2022 were as follows:

Fund	Type of Transaction	October 31, 2021 Shares/Fair Value	Purchases	Sales	October 31, 2022 Shares/Fair Value
International Equity	Direct	$59,062,485	$962,386,260	$977,468,292	$43,980,453
International Equity	Securities Lending	7,655,136	154,411,619	148,951,211	13,115,544
Tocqueville International Value	Direct	2,625,986	104,466,844	94,307,434	12,785,396
Tocqueville International Value	Securities Lending	6,038,135	53,099,700	58,764,385	373,450

Affiliated Trades:

Cross trades for the year ended October 31, 2022, if any, were executed by the Funds pursuant to procedures adopted by the Board to ensure compliance with Rule 17a-7 under the Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the Chief Compliance Officer (“CCO”) certifies to the Board that the 17a-7 transactions entered into by the funds complied with the Rule 17a-7 Procedures adopted by the Board.

For the year ended October 31, 2022, cross trades by the Fund under Rule 17a-7 were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
International Equity	$1,429,987	$-	$-

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2022, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Fair Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
International Equity	$28,167,076	$13,115,544	$17,058,519	$30,174,063
Tocqueville International Value	700,522	373,450	337,920	711,370

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 11, 2021 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $150 million with an expiration date November 10, 2021.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $50 million with an expiration date November 10, 2021.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2022, the Funds did not utilize these facilities.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Year Ended October 31,
	2022		2021
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	16,792,798	$276,764,089	15,909,693	$311,036,157
Reinvestment of dividends	7,050,991	125,789,676	1,023,705	18,293,611
Shares redeemed	(27,075,822)	(451,636,773)	(17,231,226)	(332,477,857)

Net (decrease) in shares outstanding	(3,232,033)	$(49,083,008)	(297,828)	$(3,148,089)

	Y Class
	Year Ended October 31,
	2022		2021
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	1,302,957	$23,182,218	7,224,999	$139,099,126
Reinvestment of dividends	1,105,863	20,734,939	680,368	12,695,662
Shares redeemed	(7,076,956)	(129,054,193)	(39,792,200)	(820,191,598)

Net (decrease) in shares outstanding	(4,668,136)	$(85,137,036)	(31,886,833)	$(668,396,810)

	Investor Class
	Year Ended October 31,
	2022		2021
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	597,258	$9,871,121	3,622,542	$70,802,228
Reinvestment of dividends	648,703	11,482,044	68,848	1,222,060
Shares redeemed	(1,777,126)	(29,824,205)	(3,760,379)	(71,763,443)

Net increase (decrease) in shares outstanding	(531,165)	$(8,471,040)	(68,989)	$260,845

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

	Advisor Class
	Year Ended October 31,
	2022		2021
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	184,019	$3,110,548	124,326	$2,477,618
Reinvestment of dividends	92,552	1,693,701	8,194	149,699
Shares redeemed	(245,221)	(4,308,190)	(322,694)	(6,341,507)

Net increase (decrease) in shares outstanding	31,350	$496,059	(190,174)	$(3,714,190)

	A Class
	Year Ended October 31,
	2022		2021
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	202,944	$3,317,258	166,073	$3,203,132
Reinvestment of dividends	51,330	907,507	8,158	144,484
Shares redeemed	(243,829)	(4,081,681)	(328,406)	(6,319,853)

Net increase (decrease) in shares outstanding	10,445	$143,084	(154,175)	$(2,972,237)

	C Class
	Year Ended October 31,
	2022		2021
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	51,231	$796,084	46,799	$859,477
Reinvestment of dividends	22,248	379,100	1,411	24,166
Shares redeemed	(87,407)	(1,372,377)	(69,515)	(1,302,164)

Net (decrease) in shares outstanding	(13,928)	$(197,193)	(21,305)	$(418,521)

	R6 Class
	Year Ended October 31,
	2022		2021
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	8,395,340	$138,392,024	7,429,933	$144,937,439
Reinvestment of dividends	2,092,651	37,416,604	339,656	6,079,842
Shares redeemed	(9,375,438)	(152,093,702)	(8,191,850)	(160,504,629)

Net increase (decrease) in shares outstanding	1,112,553	$23,714,926	(422,261)	$(9,487,348)

	R5 Class
	Year Ended October 31,
	2022		2021
Tocqueville International Value Fund	Shares	Amount	Shares	Amount
Shares sold	196,632	$3,380,286	165,473	$3,170,509
Reinvestment of dividends	44,403	826,787	8,607	153,726
Shares redeemed	(273,700)	(4,430,781)	(409,748)	(7,842,762)

Net (decrease) in shares outstanding	(32,665)	$(223,708)	(235,668)	$(4,518,527)

	Y Class
	Year Ended October 31,
	2022		2021
Tocqueville International Value Fund	Shares	Amount	Shares	Amount
Shares sold	3,084,139	$52,511,772	2,865,875	$56,537,915
Reinvestment of dividends	326,947	6,084,469	26,969	481,673
Shares redeemed	(4,486,794)	(71,557,143)	(3,442,561)	(62,946,165)

Net (decrease) in shares outstanding	(1,075,708)	$(12,960,902)	(549,717)	$(5,926,577)

	Investor Class
	Year Ended October 31,
	2022		2021
Tocqueville International Value Fund	Shares	Amount	Shares	Amount
Shares sold	684,416	$12,141,498	714,528	$13,893,147
Reinvestment of dividends	272,708	5,105,099	39,369	706,277
Shares redeemed	(4,819,082)	(79,722,129)	(4,296,803)	(82,841,829)

Net (decrease) in shares outstanding	(3,861,958)	$(62,475,532)	(3,542,906)	$(68,242,405)

American Beacon FundsSM

Notes to Financial Statements

October 31, 2022

12.  Subsequent Events

On December 14, 2022, the Board of Trustees of the Trust, at the recommendation by the Manager, has approved: (i) the termination of the investment advisory agreement among the Manager, Tocqueville Asset Management L.P., and the Trust, on behalf of the American Beacon Tocqueville International Value Fund (the “Fund”) effective as of January 20, 2023, and (ii) a new investment advisory agreement among the Manager, EAM Global Investors LLC and the Trust, on behalf of the Fund effective as of January 21, 2023. In connection with these approvals, the Board also approved a change in the Fund’s name to the American Beacon EAM International Small Cap Fund, and adopted a non-fundamental policy pursuant to which the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small market capitalization companies that are economically tied to countries outside of the United States, including developed and emerging market countries. These changes are effective January 21, 2023.

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended October 31,
	2022	2021		2020B	2019	2018

Net asset value, beginning of period	$20.31	$14.73		$18.06	$18.71	$20.88

Income (loss) from investment operations:
Net investment income	0.39	0.45	C	0.36	0.55	0.44
Net gains (losses) on investments (both realized and unrealized)	(4.40)	5.43		(3.15)	0.34	(1.95)

Total income (loss) from investment operations	(4.01)	5.88		(2.79)	0.89	(1.51)

Less distributions:
Dividends from net investment income	(0.65)	(0.30)		(0.54)	(0.40)	(0.35)
Distributions from net realized gains	(1.34)	-		-	(1.14)	(0.31)

Total distributions	(1.99)	(0.30)		(0.54)	(1.54)	(0.66)

Net asset value, end of period	$14.31	$20.31		$14.73	$18.06	$18.71

Total returnD	(21.69)%	40.18%		(16.04)%	5.94%	(7.55)%

Ratios and supplemental data:
Net assets, end of period	$891,001,265	$1,329,626,349		$968,859,543	$1,499,867,401	$1,613,462,237
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.72%	0.73%		0.72%	0.73%	0.73%
Expenses, net of reimbursements and/or recoupments	0.72%	0.73%		0.72%	0.73%	0.73%
Net investment income, before expense reimbursements and/or recoupments	2.17%	2.31	%C	1.83%	2.93%	2.17%
Net investment income, net of reimbursements and/or recoupments	2.17%	2.31	%C	1.83%	2.93%	2.17%
Portfolio turnover rate	38%	41%		77%	36%	29%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B

On January 29, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On January 30, 2020, American Century Investment Management, Inc. began managing assets of the Fund.

C	Net investment income includes a significant dividend payment from Vivendi SE amounting to $0.0746.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2022	2021		2020A	2019	2018

Net asset value, beginning of period	$21.18	$15.36		$18.81	$19.42	$21.64

Income (loss) from investment operations:
Net investment income	1.53	1.83	B	0.36	0.54	0.46
Net gains (losses) on investments (both realized and unrealized)	(5.74)	4.27		(3.28)	0.37	(2.04)

Total income (loss) from investment operations	(4.21)	6.10		(2.92)	0.91	(1.58)

Less distributions:
Dividends from net investment income	(0.60)	(0.28)		(0.53)	(0.38)	(0.33)
Distributions from net realized gains	(1.34)	-		-	(1.14)	(0.31)

Total distributions	(1.94)	(0.28)		(0.53)	(1.52)	(0.64)

Net asset value, end of period	$15.03	$21.18		$15.36	$18.81	$19.42

Total returnC	(21.71)%	39.99%		(16.09)%	5.83%	(7.58)%

Ratios and supplemental data:
Net assets, end of period	$95,663,172	$233,692,916		$659,159,857	$896,442,437	$904,847,058
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.81%	0.79%		0.80%	0.80%	0.80%
Expenses, net of reimbursements and/or recoupments	0.81%	0.79%		0.80%	0.80%	0.80%
Net investment income, before expense reimbursements and/or recoupments	2.03%	2.01	%B	1.77%	2.87%	2.10%
Net investment income, net of reimbursements and/or recoupments	2.03%	2.01	%B	1.77%	2.87%	2.10%
Portfolio turnover rate	38%	41%		77%	36%	29%

A

On January 29, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On January 30, 2020, American Century Investment Management, Inc. began managing assets of the Fund.

B	Net investment income includes a significant dividend payment from Vivendi SE amounting to $0.0243.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2022	2021		2020A	2019	2018

Net asset value, beginning of period	$20.11	$14.57		$17.87	$18.52	$20.67

Income (loss) from investment operations:
Net investment income	0.35	0.38	B	0.40	0.49	0.41
Net gains (losses) on investments (both realized and unrealized)	(4.37)	5.38		(3.22)	0.33	(1.97)

Total income (loss) from investment operations	(4.02)	5.76		(2.82)	0.82	(1.56)

Less distributions:
Dividends from net investment income	(0.59)	(0.22)		(0.48)	(0.33)	(0.28)
Distributions from net realized gains	(1.34)	-		-	(1.14)	(0.31)

Total distributions	(1.93)	(0.22)		(0.48)	(1.47)	(0.59)

Net asset value, end of period	$14.16	$20.11		$14.57	$17.87	$18.52

Total returnC	(21.93)%	39.72%		(16.33)%	5.55%	(7.86)%

Ratios and supplemental data:
Net assets, end of period	$81,694,109	$126,691,864		$92,817,287	$221,043,036	$250,804,403
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.07%	1.06%		1.07%	1.05%	1.06%
Expenses, net of reimbursements and/or recoupments	1.07%	1.06%		1.07%	1.05%	1.06%
Net investment income, before expense reimbursements and/or recoupments	1.84%	1.98	%B	1.35%	2.59%	1.83%
Net investment income, net of reimbursements and/or recoupments	1.84%	1.98	%B	1.35%	2.59%	1.83%
Portfolio turnover rate	38%	41%		77%	36%	29%

A

On January 29, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On January 30, 2020, American Century Investment Management, Inc. began managing assets of the Fund.

B	Net investment income includes a significant dividend payment from Vivendi SE amounting to $0.0785.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class
	Year Ended October 31,
	2022	2021		2020A	2019	2018

Net asset value, beginning of period	$20.68	$14.94		$18.31	$18.93	$21.15

Income (loss) from investment operations:
Net investment income	0.29	0.41	B	0.37	0.43	0.36
Net gains (losses) on investments (both realized and unrealized)	(4.46)	5.48		(3.29)	0.39	(1.99)

Total income (loss) from investment operations	(4.17)	5.89		(2.92)	0.82	(1.63)

Less distributions:
Dividends from net investment income	(0.55)	(0.15)		(0.45)	(0.30)	(0.28)
Distributions from net realized gains	(1.34)	-		-	(1.14)	(0.31)

Total distributions	(1.89)	(0.15)		(0.45)	(1.44)	(0.59)

Net asset value, end of period	$14.62	$20.68		$14.94	$18.31	$18.93

Total returnC	(22.01)%	39.53%		(16.43)%	5.38%	(7.99)%

Ratios and supplemental data:
Net assets, end of period	$13,706,977	$18,745,607		$16,387,094	$45,797,068	$48,571,916
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.20%	1.20%		1.20%	1.20%	1.20%
Expenses, net of reimbursements and/or recoupments	1.20%	1.20%		1.20%	1.20%	1.20%
Net investment income, before expense reimbursements and/or recoupments	1.67%	1.79	%B	1.34%	2.40%	1.70%
Net investment income, net of reimbursements and/or recoupments	1.67%	1.79	%B	1.34%	2.40%	1.70%
Portfolio turnover rate	38%	41%		77%	36%	29%

A

On January 29, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On January 30, 2020, American Century Investment Management, Inc. began managing assets of the Fund.

B	Net investment income includes a significant dividend payment from Vivendi SE amounting to $0.0709.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2022	2021		2020A	2019	2018

Net asset value, beginning of period	$20.06	$14.55		$17.85	$18.50	$20.63

Income (loss) from investment operations:
Net investment income	0.33	0.36	B	0.21	0.45	0.38
Net gains (losses) on investments (both realized and unrealized)	(4.36)	5.38		(3.04)	0.36	(1.95)

Total income (loss) from investment operations	(4.03)	5.74		(2.83)	0.81	(1.57)

Less distributions:
Dividends from net investment income	(0.56)	(0.23)		(0.47)	(0.32)	(0.25)
Distributions from net realized gains	(1.34)	-		-	(1.14)	(0.31)

Total distributions	(1.90)	(0.23)		(0.47)	(1.46)	(0.56)

Net asset value, end of period	$14.13	$20.06		$14.55	$17.85	$18.50

Total returnC	(22.00)%	39.65%		(16.37)%	5.46%	(7.89)%

Ratios and supplemental data:
Net assets, end of period	$7,205,251	$10,017,801		$9,512,972	$13,973,709	$14,141,551
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.14%	1.13%		1.13%	1.15%	1.08%
Expenses, net of reimbursements and/or recoupments	1.14%	1.13%		1.13%	1.15%	1.08%
Net investment income, before expense reimbursements and/or recoupments	1.80%	1.83	%B	1.35%	2.50%	1.80%
Net investment income, net of reimbursements and/or recoupments	1.80%	1.83	%B	1.35%	2.50%	1.80%
Portfolio turnover rate	38%	41%		77%	36%	29%

A

On January 29, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On January 30, 2020, American Century Investment Management, Inc. began managing assets of the Fund.

B	Net investment income includes a significant dividend payment from Vivendi SE amounting to $0.0643.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2022	2021		2020A	2019	2018

Net asset value, beginning of period	$19.27	$13.99		$17.18	$17.84	$19.93

Income (loss) from investment operations:
Net investment income	0.16	0.19	B	0.01	0.29	0.22
Net gains (losses) on investments (both realized and unrealized)	(4.14)	5.19		(2.86)	0.37	(1.87)

Total income (loss) from investment operations	(3.98)	5.38		(2.85)	0.66	(1.65)

Less distributions:
Dividends from net investment income	(0.42)	(0.10)		(0.34)	(0.18)	(0.13)
Distributions from net realized gains	(1.34)	-		-	(1.14)	(0.31)

Total distributions	(1.76)	(0.10)		(0.34)	(1.32)	(0.44)

Net asset value, end of period	$13.53	$19.27		$13.99	$17.18	$17.84

Total returnC	(22.55)%	38.56%		(16.98)%	4.69%	(8.52)%

Ratios and supplemental data:
Net assets, end of period	$2,842,235	$4,317,179		$3,431,934	$6,174,460	$6,625,329
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.89%	1.86%		1.86%	1.87%	1.81%
Expenses, net of reimbursements and/or recoupments	1.89%	1.86%		1.86%	1.87%	1.81%
Net investment income, before expense reimbursements and/or recoupments	1.08%	1.14	%B	0.61%	1.73%	1.08%
Net investment income, net of reimbursements and/or recoupments	1.08%	1.14	%B	0.61%	1.73%	1.08%
Portfolio turnover rate	38%	41%		77%	36%	29%

A

On January 29, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On January 30, 2020, American Century Investment Management, Inc. began managing assets of the Fund.

B	Net investment income includes a significant dividend payment from Vivendi SE amounting to $0.0667.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended October 31,
	2022	2021		2020A	2019	2018

Net asset value, beginning of period	$20.35	$14.76		$18.08	$18.73	$20.89

Income (loss) from investment operations:
Net investment income	0.41	0.45	B	0.39	0.51	0.39
Net gains (losses) on investments (both realized and unrealized)	(4.41)	5.44		(3.16)	0.39	(1.88)

Total income (loss) from investment operations	(4.00)	5.89		(2.77)	0.90	(1.49)

Less distributions:
Dividends from net investment income	(0.66)	(0.30)		(0.55)	(0.41)	(0.36)
Distributions from net realized gains	(1.34)	-		-	(1.14)	(0.31)

Total distributions	(2.00)	(0.30)		(0.55)	(1.55)	(0.67)

Net asset value, end of period	$14.35	$20.35		$14.76	$18.08	$18.73

Total returnC	(21.62)%	40.20%		(15.93)%	5.98%	(7.47)%

Ratios and supplemental data:
Net assets, end of period	$296,382,124	$397,732,934		$294,708,893	$179,802,437	$48,725,523
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.71%	0.71%		0.72%	0.70%	0.70%
Expenses, net of reimbursements and/or recoupments	0.69%	0.70	%D	0.69%	0.66%	0.66%
Net investment income, before expense reimbursements and/or recoupments	2.22%	2.30	%B	1.88%	3.09%	2.11%
Net investment income, net of reimbursements and/or recoupments	2.24%	2.31	%B	1.91%	3.13%	2.15%
Portfolio turnover rate	38%	41%		77%	36%	29%

A

On January 29, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On January 30, 2020, American Century Investment Management, Inc. began managing assets of the Fund.

B	Net investment income includes a significant dividend payment from Vivendi SE amounting to $0.0738.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.

See accompanying notes

American Beacon Tocqueville International Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended October 31,				January 22, 2019B to October 31, 2019
	2022	2021		2020

Net asset value, beginning of period	$19.56	$15.58		$15.65	$14.78

Income (loss) from investment operations:
Net investment income	0.20	0.60	C	0.03	0.21
Net gains (losses) on investments (both realized and unrealized)	(5.53)	3.50		0.29	0.66

Total income (loss) from investment operations	(5.33)	4.10		0.32	0.87

Less distributions:
Dividends from net investment income	(0.76)	(0.12)		(0.39)	-

Total distributions	(0.76)	(0.12)		(0.39)	-

Net asset value, end of period	$13.47	$19.56		$15.58	$15.65

Total returnD	(28.31)%	26.38%		1.94%	5.89	%E

Ratios and supplemental data:
Net assets, end of period	$13,963,043	$20,907,091		$20,327,704	$37,138,368
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.90%	0.92%		0.91%	0.93	%F
Expenses, net of reimbursements and/or recoupments	0.89%	0.91	%G	0.89%	0.89	%F
Net investment income, before expense reimbursements and/or recoupments	1.30%	3.14	%C	0.84%	2.18	%F
Net investment income, net of reimbursements and/or recoupments	1.31%	3.15	%C	0.86%	2.22	%F
Portfolio turnover rate	21%	34%		28%	35	%H

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commencement of operations.
C	Net investment income includes a significant dividend payment from Vivendi SE amounting to $0.3366.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.
H	Portfolio turnover rate is for the period from January 22, 2019 through October 31, 2019 and is not annualized.

See accompanying notes

American Beacon Tocqueville International Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,				January 22, 2019A to October 31, 2019
	2022	2021		2020

Net asset value, beginning of period	$19.54	$15.56		$15.64	$14.78

Income (loss) from investment operations:
Net investment income	0.04	0.59	B	0.05	0.23
Net gains (losses) on investments (both realized and unrealized)	(5.36)	3.49		0.25	0.63

Total income (loss) from investment operations	(5.32)	4.08		0.30	0.86

Less distributions:
Dividends from net investment income	(0.76)	(0.10)		(0.38)	-

Total distributions	(0.76)	(0.10)		(0.38)	-

Net asset value, end of period	$13.46	$19.54		$15.56	$15.64

Total returnC	(28.31)%	26.25%		1.84%	5.82	%D

Ratios and supplemental data:
Net assets, end of period	$96,269,149	$160,793,226		$136,563,697	$229,275,205
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.95%	0.98%		0.99%	0.98	%E
Expenses, net of reimbursements and/or recoupments	0.95%	0.98%		0.99%	0.98	%E
Net investment income, before expense reimbursements and/or recoupments	1.21%	3.40	%B	0.78%	2.10	%E
Net investment income, net of reimbursements and/or recoupments	1.21%	3.40	%B	0.78%	2.10	%E
Portfolio turnover rate	21%	34%		28%	35	%F

A	Commencement of operations.
B	Net investment income includes a significant dividend payment from Vivendi SE amounting to $0.3834.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from January 22, 2019 through October 31, 2019 and is not annualized.

See accompanying notes

American Beacon Tocqueville International Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2022	2021		2020	2019	2018

Net asset value, beginning of period	$19.59	$15.60		$15.61	$15.06	$17.58

Income (loss) from investment operations:
Net investment income	0.65	0.76	A	0.25	0.40	0.24	B
Net gains (losses) on investments (both realized and unrealized)	(6.04)	3.29		0.01	0.34	(2.53)

Total income (loss) from investment operations	(5.39)	4.05		0.26	0.74	(2.29)

Less distributions:
Dividends from net investment income	(0.69)	(0.06)		(0.27)	(0.19)	(0.17)
Distributions from net realized gains	-	-		-	-	(0.06)

Total distributions	(0.69)	(0.06)		(0.27)	(0.19)	(0.23)

Net asset value, end of period	$13.51	$19.59		$15.60	$15.61	$15.06

Total returnC	(28.49)%	26.01%		1.63%	5.03%	(13.20)%

Ratios and supplemental data:
Net assets, end of period	$72,187,362	$180,324,267		$198,905,986	$355,423,059	$1,060,000,108
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.18%	1.20%		1.18%	1.29%	1.48%
Expenses, net of reimbursements and/or recoupments	1.18%	1.20%		1.18%	1.18%	1.25%
Net investment income, before expense reimbursements and/or recoupments	1.03%	2.81	%A	0.63%	1.42%	1.09%
Net investment income, net of reimbursements and/or recoupments	1.03%	2.81	%A	0.63%	1.53%	1.32%
Portfolio turnover rate	21%	34%		28%	35%	25%

A	Net investment income includes a significant dividend payment from Vivendi SE amounting to $0.3074.
B	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon FundsSM

Federal Tax Information

October 31, 2022 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2022.

The Funds designated the following items with regard to distributions paid during the fiscal year ended October 31, 2022. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

International Equity	0.00%
Tocqueville International Value	0.00%

Qualified Dividend Income:

International Equity	100.00%
Tocqueville International Value	100.00%

Long-Term Capital Gain Distributions:

International Equity	$137,584,079
Tocqueville International Value	$0

Short-Term Capital Gain Distributions:

International Equity	$0
Tocqueville International Value	$0

Foreign tax credit:

International Equity	$4,745,658
Tocqueville International Value	$460,169

The foreign tax credits for International Equity and Tocqueville International Value are based on foreign source income of $59,674,728 and $7,126,970, respectively for the year ended October 31, 2022.

Shareholders will receive notification in January 2023 of the applicable tax information necessary to prepare their 2022 income tax returns.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

At meetings held on May 16, 2022 and June 7-8, 2022 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 8, 2022 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon International Equity Fund (“International Equity Fund”) and the American Beacon Tocqueville International Value Fund (“Tocqueville Fund”) (each, a “Fund” and collectively, the “Funds”);

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the International Equity Fund, and each of Causeway Capital Management LLC (“Causeway”), Lazard Asset Management LLC (“Lazard”) and American Century Investments, Inc. (“ACI”); and

(3) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the Tocqueville Fund, and Tocqueville Asset Management LP (“Tocqueville”).

Causeway, Lazard, ACI, and Tocqueville are hereinafter each referred to as a “sub-advisor” and collectively as the “sub-advisors.” The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the sub-advisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or a sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds and the sub-advisor(s) for each Fund; (3) the profits earned by the Manager in rendering services to the Funds; (4) comparisons of services and fee rates with contracts entered into by the Manager or a sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a sub-advisor from its relationship with a Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the International Equity Fund’s long-term performance and the Tocqueville Fund’s performance since its inception on January 18, 2019; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of each sub-advisor; succession plans for key employees who perform services for the Funds; diversity and inclusion initiatives, as applicable; the adequacy of the resources committed to the Funds by each sub-advisor; the financial stability of each sub-advisor; and representations made by each sub-advisor regarding its compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each sub-advisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by: (1) each of Causeway and Lazard regarding the performance of its portion of the International Equity Fund, and Tocqueville regarding the performance of the Tocqueville Fund, relative to the performance of a composite of comparable investment accounts managed by the sub-advisor; (2) each sub-advisor regarding the performance of its portion of the Funds relative to the relevant primary Fund benchmark index; and (3) ACI regarding the performance of its portion of the International Equity Fund relative to an additional benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each sub-advisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Profits Realized by the Manager from its Relationship with the Funds. In analyzing the profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit with respect to each Fund before and after the payment of distribution-related expenses by the Manager. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds. The Board also noted that, with respect to the R6 Class shares of the International Equity Fund and the R5 Class shares of the Tocqueville Fund, the Manager is waiving fees and/or reimbursing expenses.

The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of each Fund. The Board also noted that certain share classes of the Funds have higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each sub-advisor in connection with its investment advisory services to a Fund, the Board considered representations made by Causeway and Lazard that the International Equity Fund’s fee rate schedule generally was favorable compared to other comparable client accounts. The Board considered ACI’s representation that it does not manage a comparable investment account in the strategy of the International Equity Fund and Tocqueville’s representation that it does not manage any directly comparable client accounts. The Board did not request profitability data from the sub-advisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the sub-advisors with respect to the negotiation of sub-advisory fee rates. In addition, the Board noted that sub-advisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each sub-advisor, the Manager has negotiated breakpoints for the sub-advisory fee rate for each Fund. The Board also noted that, for purposes of determining the fee rates chargeable to the International Equity Fund, certain sub-advisors have agreed to take into account other clients of the Manager whose assets are allocated to the sub-advisors by the Manager for purposes of calculating the International Equity Fund’s sub-advisory fee rate breakpoints. The Board considered that the Tocqueville Fund’s current assets did not exceed the threshold necessary to reach the first sub-advisory fee breakpoint and the current assets of the International Equity Fund allocated to ACI did not exceed the threshold necessary to reach the first sub-advisory fee breakpoint.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. In this regard, the Board considered that each Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and sub-advisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or the sub-advisor’s investment process and expanding the level of assets under management by the Manager and the sub-advisors. The Board also considered that the Manager may invest the Funds’ cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Manager manages directly, and for which the Manager receives a fee. In addition, the Board noted that each sub-advisor benefits from soft dollar arrangements for proprietary and/or third party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to each Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge. The performance of individual firms was calculated by the Manager based on information provided by the Funds’ custodian.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill.

The expense comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to each Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for each Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2021. References to each Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

For each Fund, the Board considered a Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. The Board also considered that, in connection with the change in the name of the Funds’ Institutional Class shares, the share class used for the Funds’ Morningstar Fee Level comparisons had changed from the R5 Class shares to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Funds.

Additional Considerations and Conclusions with Respect to the International Equity Fund

In considering the renewal of the Management Agreement for the International Equity Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1	st Quintile
Compared to Broadridge Expense Universe	1	st Quintile
Morningstar Fee Level Ranking	2	nd Quintile

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	4	th Quintile
Compared to Morningstar Category	3	rd Quintile

In considering the renewal of the Investment Advisory Agreements with Causeway, Lazard and ACI, the Board considered that the diversification of investment strategies facilitated by the International Equity Fund’s multi-manager structure permits the International Equity Fund to mitigate the risks associated with a single sub-advisor. The Board also considered the following additional factors:

Sub-advisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2021)

Causeway	5 Years	1	st Quintile
Lazard	5 Years	1	st Quintile
ACI	1 Year	3	rd Quintile

The Board also considered: (1) the International Equity Fund’s more limited exposure to emerging market countries than the funds in its Broadridge Performance Universe and Morningstar category, and that, accordingly, the Manager expects the International Equity Fund to underperform those peer groups when emerging markets outperform developed markets; (2) and the Manager’s recommendation to continue to retain each sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the International Equity Fund and its shareholders would benefit from the Manager’s and sub-advisors’ continued management of the International Equity Fund.

Additional Considerations and Conclusions with Respect to the Tocqueville Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Tocqueville for the Tocqueville Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3	rd Quintile
Compared to Broadridge Expense Universe	4	th Quintile
Morningstar Fee Level Ranking	5	th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	5	th Quintile
Compared to Morningstar Category	5	th Quintile

The Board also considered: (1) the Tocqueville Fund acquired all of the assets of the Tocqueville International Value Fund (“Acquired Fund”) on January 18, 2019, and the Fund’s performance prior to that date is that of the Acquired Fund; (2) certain aspects of the sub-advisor’s investment strategy have been out of favor, adversely affecting performance; and (3) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Tocqueville Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Tocqueville Fund.

Disclosure Regarding Liquidity Risk Management Program (Unaudited)

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 2-3, 2022 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2021 through December 31, 2021 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (68)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (52)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (60)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (64)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (61)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021);Chair, (2019-Present), Vice Chair (2018), Trustee (2004-Present), American Beacon Select Funds; Chair(2019-Present), Vice Chair(2018), Trustee(2017-Present), American Beacon Institutional Funds Trust; Chair(2019-2021), Vice Chair(2018), Trustee(2018-2021), American Beacon Sound Point Enhanced Income Fund (2018–2021); Chair(2019-2021), Vice Chair(2018), Trustee(2018-2021), American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (65)	Trustee since 2018	Independent Director, Blue Owl Capital Inc. (2021-Present); Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (60)	Trustee since 2018	Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (59)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

OFFICERS	Term
One Year

Jeffrey K. Ringdahl (47)	President since 2022 Vice President (2010-2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year
Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, L.L.C.; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-2022); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd; President (2022-Present); Vice President (2010-2022), American Beacon Select Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2018-2021), American Beacon Apollo Total Return Fund.

Rosemary K. Behan (63)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021- Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Gregory J. Stumm (41)	VP since 2022	Senior Vice President (2022-Present), American Beacon Advisors, Inc.; Senior Vice President (2022-Present), Resolute Investment Managers, Inc.; Director and Senior Vice President (2022-Present), Resolute Investment Distributors, Inc.; Senior Vice President (2022-Present), Resolute Investment Services, Inc.; Vice President (2022-Present), American Beacon Select Funds; Vice President (2022-Present), American Beacon Institutional Funds Trust.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Paul B. Cavazos (53)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (52)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (61)	VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-2022); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director(2014-Present), Vice President(2022-Present) and Treasurer(2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President(2022-Present), and Treasurer(2018-2022), American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2010-2021); American Beacon Funds; Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (58)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (59)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (51)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President (2016-2020), Alpha Quant Advisors, LLC ; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (65)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Director, Fund and Tax Reporting (2011-Present), Resolute investment Services, Inc.; Assistant Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (52)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (47)	Assistant Secretary since 2008	Senior Corporate Governance & Regulatory Specialist (2020-Present), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rebecca L. Harris (55)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-2022), Director (2022) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President (2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (64)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-2022); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (37)	Assistant Secretary since 2021	Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022–Present) and Associate General Counsel, (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

American Beacon FundsSM

Privacy Policy

October 31, 2022 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon International Equity Fund and American Beacon Tocqueville International Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/22

American Beacon®
FUNDS

2022 ANNUAL REPORT

October 31, 2022

LARGE CAP VALUE FUND

LCV 1022

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

LARGE CAP VALUE FUND

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2022

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Warren E. Buffett, the “Oracle of Omaha” and billionaire chairman and CEO of Berkshire Hathaway, once said, “Predicting rain doesn’t count. Building arks does.”

Mr. Buffet’s plain-spoken words make a great deal of common sense. Figuring out when the next dangerous storm may occur could prove to be an effort in futility if we haven’t also devised a plan for preserving our physical well-being when the thunder rolls and the lightning strikes. The time to build a shelter is before the storm clouds appear on the horizon. The same can also be said about our investment portfolios. Careful planning and fine-tuning can be especially important as we seek to preserve and grow our investment portfolios during periods of economic uncertainty - particularly as we consider the effects of higher inflation, slower economic growth and geopolitical concerns such as Russia’s war with Ukraine.

None of us has the ability to foresee the future – not even the Oracle of Omaha. To help your investment portfolio weather storms over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to better manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. Through careful planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2022 (Unaudited)

U.S. equities posted negative returns for the 12-month period ended October 31, 2022. The broader market, as measured by the Russell 3000® Index, posted a 16.52% loss. Smaller companies led the drawdown with the Russell 2000® Index falling 18.54%. Mid- and large-cap companies followed with losses of 17.17% and 16.38% for the Russell Midcap® and Russell 1000® indexes, respectively. On a relative basis, Value significantly outperformed Growth, with the Russell 3000® Value Index down 7.25% and the Russell 3000® Growth Index down 24.67%. The overall drawdown occurred in fits and starts due to high volatility around geopolitical risks, persistently higher-than-desired inflation, tighter monetary policy from the Federal Reserve (“Fed”) and recession worries.

The period started on a volatile note in November and December of 2021 following news of a new COVID-19 omicron variant, rising inflation and more hawkish comments from the Fed. Russia’s invasion of Ukraine in early 2022 further exacerbated supply chain issues, inflation and overall global uncertainty. Persistently higher-than-expected inflation and a clear shift from the Fed with interest rate increases drove U.S. equities lower through the first and second quarters of 2022. The market had a relief rally at the beginning of the third quarter of 2022 based on some improvement in broader inflation data and hopes that the Fed would pivot sooner rather than later. However, stocks reversed course downward as the Fed committed to continuing to raise rates. October 2022 saw a rebound on the back of solid GDP growth and hopes that the Fed was nearing their terminal rate.

With regard to monetary policy, a strong labor market combined with high inflation resulted in the Fed’s shift toward tighter monetary policy earlier in the year. The Fed began to raise rates in March 2022 with a 25 basis-point (0.25%) increase, followed by a 50 basis-point (0.50%) increase in May, and four consecutive increases of 75 basis points (0.75%) in June, July, September and November. Following the latest increase, the target for the federal funds rate is now 3.75% to 4.0%. Separately, the Fed began reducing the size of its balance sheet in June via quantitative tightening, which is projected to continue and may add upward pressure to longer-term interest rates. At period end, the consensus view was another 50 basis-point (0.50%) increase in December with a terminal rate approximating 5%.

The yield curve remained inverted as longer-term U.S. Treasuries pointed to expectations of either weak economic growth, lower inflation or a Fed pivot; shorter-term rates would indicate the Fed may continue to struggle to curb inflation and balance the tight labor market. The concern is that an inverted yield curve is often viewed as a precursor to a recession. Therefore, investors will likely be monitoring future economic data and the Fed’s policy responses while hoping for resiliency in the economy.

2

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2022 (Unaudited)

The Investor Class of the American Beacon Large Cap Value Fund (the “Fund”) returned -6.04% for the twelve months ended October 31, 2022, outperforming the Russell 1000® Value Index (the “Index”) return of -7.00% for the same period.

Comparison of Changes in Value of a $10,000 Investment for the period 10/31/2012 through 10/31/2022

Total Returns for the Period ended Oct 31, 2022

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2012- 10/31/2022
R5 Class (1,6)	AADEX	(5.75)%	9.25%	7.84%	10.57%	$27,320
Y Class (1,6)	ABLYX	(5.81)%	9.19%	7.76%	10.49%	$27,116
Investor Class (1,6)	AAGPX	(6.04)%	8.89%	7.48%	10.20%	$26,424
Advisor Class (1,6)	AVASX	(6.17)%	8.78%	7.34%	10.05%	$26,055
A Class without sales charge (1,2,6)	ALVAX	(5.96)%	8.93%	7.49%	10.16%	$26,314
A Class with sales Charge (1,2,6)	ALVAX	(11.37)%	6.80%	6.23%	9.51%	$24,796
C Class without sales charge (1,3,6)	ALVCX	(6.74)%	8.13%	6.73%	9.53%	$24,843
C Class with sales charge (1,3,6)	ALVCX	(7.74)%	8.13%	6.73%	9.53%	$24,843
R6 Class (1,4,6)	AALRX	(5.72)%	9.32%	7.88%	10.59%	$27,370

Russell 1000® Value Index (5)		(7.00)%	7.31%	7.21%	10.30%	$26,647

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

2.	A Class shares have a maximum sales charge of 5.75%.

3

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2022 (Unaudited)

3.

A portion of the fees charged to the C Class was waived in 2018. Performance prior to waiving fees was lower than the actual returns shown for 2018. C Class shares have a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

4.

Fund performance for the ten-year period represents the returns achieved by the R5 Class prior to 2/28/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 10/31/12. A portion of the fees charged to the R6 Class of the Fund were waived from Class inception to 2020. Performance prior to waiving fees was lower than the actual returns shown for 2017 to 2020.

5.

The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Large Cap Value Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 1000 Value Index (the “ Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. One cannot directly invest in an index.

6.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, Advisor, A, C, and R6 Class shares were 0.63%, 0.69%, 0.98%, 1.10%, 0.96%, 1.68%, and 0.60%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index during the period due to both positive security selection and sector allocation.

The Fund’s security selections in the Health Care, Real Estate and Information Technology sectors contributed positively to returns relative to the Index. In the Health Care sector, contributors included Elevance Health, Inc. (up 27.0%) and Cigna Corp. (up 53.6%). Contributors in the Real Estate sector included VICI Properties, Inc. (up 7.5%) and MGM Growth Properties LLC (up 9.0%). Within the Information Technology sector, Workday, Inc. (up 3.6%) contributed positively to relative returns. Conversely, security selections in the Materials and Industrials sectors detracted from relative performance. In the Materials sector, detractors included International Flavors & Fragrances (down 32.5%) and DuPont de Nemours, Inc. (down 24.3%). In the Industrials sector, Stanley Black & Decker, Inc. (down 55.2%) and Vertiv Holdings Co. (down 41.4%) detracted from returns relative to the Index.

From a sector allocation perspective, an overweight allocation to the Energy sector (up 65.5%) and an underweight allocation to the Communication Services sector (down 28.9%) contributed positively to relative performance. Conversely, underweight allocations to the Consumer Staples sector (up 5.4%) and Health Care sector (up 3.4%) detracted from relative returns during the period.

4

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2022 (Unaudited)

The sub-advisors continue to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)
Wells Fargo & Co.		2.2
Elevance Health, Inc.		2.0
Hess Corp.		1.9
General Electric Co.		1.9
American International Group, Inc.		1.9
Citigroup, Inc.		1.8
Comcast Corp., Class A		1.7
Merck & Co., Inc.		1.7
Pioneer Natural Resources Co.		1.6
Oracle Corp.		1.4

Total Fund Holdings	161

Sector Allocation (% Equities)
Financials		22.3
Health Care		15.5
Industrials		14.8
Energy		10.8
Information Technology		10.7
Consumer Discretionary		7.3
Communication Services		5.9
Materials		4.6
Utilities		3.5
Consumer Staples		3.0
Real Estate		1.6

5

American Beacon Large Cap Value FundSM

Expense Examples

October 31, 2022 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2022 through October 31, 2022.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon Large Cap Value FundSM

Expense Examples

October 31, 2022 (Unaudited)

American Beacon Large Cap Value Fund

	Beginning Account Value 5/1/2022	Ending Account Value 10/31/2022	Expenses Paid During Period 5/1/2022-10/31/2022*
R5 Class
Actual	$1,000.00	$999.60	$3.23
Hypothetical**	$1,000.00	$1,021.98	$3.26
Y Class
Actual	$1,000.00	$999.20	$3.58
Hypothetical**	$1,000.00	$1,021.63	$3.62
Investor Class
Actual	$1,000.00	$997.90	$4.83
Hypothetical**	$1,000.00	$1,020.37	$4.89
Advisor Class
Actual	$1,000.00	$997.40	$5.59
Hypothetical**	$1,000.00	$1,019.61	$5.65
A Class
Actual	$1,000.00	$998.30	$4.63
Hypothetical**	$1,000.00	$1,020.57	$4.69
C Class
Actual	$1,000.00	$994.30	$8.60
Hypothetical**	$1,000.00	$1,016.59	$8.69
R6 Class
Actual	$1,000.00	$999.60	$3.07
Hypothetical**	$1,000.00	$1,022.13	$3.11

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.64%, 0.71%, 0.96%, 1.11%, 0.92%, 1.71%, and 0.61% for the R5, Y, Investor, Advisor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon Large Cap Value FundSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Large Cap Value Fund (one of the series constituting American Beacon Funds, referred to hereafter as the “Fund”) as of October 31, 2022, the related statements of operations and of changes in net assets for the year ended October 31, 2022, including the related notes, and the financial highlights for the year ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations, the changes in its net assets, and the financial highlights for the year ended October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2021 and the financial highlights for each of the periods ended on or prior to October 31, 2021 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 30, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodians, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 30, 2022

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

8

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 96.88%

Communication Services - 5.70%

Entertainment - 1.24%
Electronic Arts, Inc.A	167,147	$21,053,836
Warner Bros Discovery, Inc.A	1,449,200	18,839,600

		39,893,436

Interactive Media & Services - 0.73%
Alphabet, Inc., Class AA	248,700	23,504,637

Media - 2.88%
Altice USA, Inc., Class AA	634,974	4,197,178
Charter Communications, Inc., Class AA	30,006	11,030,806
Comcast Corp., Class A	1,761,427	55,907,693
News Corp., Class A	647,700	10,926,699
Omnicom Group, Inc.	77,578	5,643,799
Paramount Global, Class B	268,800	4,924,416

		92,630,591

Wireless Telecommunication Services - 0.85%
T-Mobile U.S., Inc.A	107,634	16,313,009
Vodafone Group PLC, ADR	940,050	11,101,991

		27,415,000

Total Communication Services		183,443,664

Consumer Discretionary - 7.06%

Auto Components - 1.06%
Adient PLCA	114,098	3,991,148
Aptiv PLCA	84,900	7,731,843
Goodyear Tire & Rubber Co.A	249,500	3,168,650
Magna International, Inc.	348,100	19,399,613

		34,291,254

Automobiles - 0.99%
General Motors Co.A	810,032	31,793,756

Hotels, Restaurants & Leisure - 2.05%
Aramark	543,424	19,834,976
Booking Holdings, Inc.A	4,200	7,851,816
Las Vegas Sands Corp.A	703,796	26,751,286
Marriott International, Inc., Class A A	71,773	11,491,575

		65,929,653

Multiline Retail - 1.48%
Dollar General Corp.	135,801	34,636,045
Target Corp.	78,974	12,971,480

		47,607,525

Specialty Retail - 1.48%
Advance Auto Parts, Inc.	113,844	21,621,252
Lithia Motors, Inc.	30,709	6,084,988
Lowe’s Cos., Inc.	102,046	19,893,868

		47,600,108

Total Consumer Discretionary		227,222,296

See accompanying notes

9

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 96.88% (continued)

Consumer Staples - 2.91%

Beverages - 0.82%
Diageo PLC, ADR	84,118	$14,045,182
PepsiCo, Inc.	68,153	12,375,222

		26,420,404

Food Products - 0.55%
Archer-Daniels-Midland Co.	41,933	4,066,662
Nestle SA, ADR	126,098	13,708,114

		17,774,776

Household Products - 0.40%
Kimberly-Clark Corp.	66,061	8,221,952
Reckitt Benckiser Group PLC, ADR	362,216	4,806,607

		13,028,559

Personal Products - 0.55%
Unilever PLC, ADRB	388,000	17,657,880

Tobacco - 0.59%
Philip Morris International, Inc.	205,173	18,845,140

Total Consumer Staples		93,726,759

Energy - 10.51%

Energy Equipment & Services - 1.99%
Baker Hughes Co.	175,100	4,843,266
Halliburton Co.	894,845	32,590,255
NOV, Inc.	941,400	21,087,360
Schlumberger NV	107,100	5,572,413

		64,093,294

Oil, Gas & Consumable Fuels - 8.52%
APA Corp.	527,300	23,971,058
Cenovus Energy, Inc.B	358,400	7,239,680
ConocoPhillips	192,764	24,305,613
EOG Resources, Inc.	73,527	10,037,906
Hess Corp.	441,263	62,253,384
Marathon Oil Corp.	590,586	17,983,343
Murphy Oil Corp.	194,370	9,428,889
Ovintiv, Inc.	159,400	8,073,610
Phillips 66	403,254	42,055,359
Pioneer Natural Resources Co.	200,268	51,350,718
Shell PLC, ADR	319,022	17,747,194

		274,446,754

Total Energy		338,540,048

Financials - 21.62%

Banks - 7.91%
Citigroup, Inc.	1,271,813	58,325,344
Citizens Financial Group, Inc.	431,053	17,630,068
First Citizens BancShares, Inc., Class A	9,606	7,897,285
JPMorgan Chase & Co.	296,240	37,290,691
M&T Bank Corp.	173,895	29,278,701
PNC Financial Services Group, Inc.	70,663	11,435,393
Truist Financial Corp.	128,655	5,762,457
U.S. Bancorp	369,526	15,686,379
Wells Fargo & Co.	1,554,526	71,492,651

		254,798,969

See accompanying notes

10

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 96.88% (continued)

Financials - 21.62% (continued)

Capital Markets - 5.02%
Bank of New York Mellon Corp.	495,700	$20,873,927
BlackRock, Inc.	22,587	14,589,169
Goldman Sachs Group, Inc.	101,844	35,086,276
KKR & Co., Inc.	120,549	5,862,298
Moody’s Corp.	25,893	6,858,279
Morgan Stanley	221,640	18,212,159
Nasdaq, Inc.	319,545	19,888,481
Northern Trust Corp.	237,663	20,046,874
State Street Corp.	272,580	20,170,920

		161,588,383

Consumer Finance - 1.17%
American Express Co.	215,973	32,061,192
Capital One Financial Corp.	52,800	5,597,856

		37,659,048

Diversified Financial Services - 0.35%
Corebridge Financial, Inc.	249,400	5,653,898
Equitable Holdings, Inc.	187,200	5,732,064

		11,385,962

Insurance - 7.17%
Allstate Corp.	162,501	20,515,751
American International Group, Inc.	1,075,574	61,307,718
Aon PLC, Class A	84,485	23,781,683
Chubb Ltd.	112,121	24,093,682
Hartford Financial Services Group, Inc.	246,700	17,863,547
Marsh & McLennan Cos., Inc.	146,905	23,723,688
Progressive Corp.	189,066	24,276,074
Travelers Cos., Inc.	85,632	15,795,679
Willis Towers Watson PLC	89,676	19,568,200

		230,926,022

Total Financials		696,358,384

Health Care - 15.06%

Health Care Equipment & Supplies - 2.20%
Abbott Laboratories	145,545	14,400,222
Boston Scientific Corp.A	270,157	11,646,468
Medtronic PLC	435,674	38,051,767
Zimmer Biomet Holdings, Inc.	59,667	6,763,255

		70,861,712

Health Care Providers & Services - 7.22%
Centene Corp.A	164,000	13,961,320
Cigna Corp.	126,534	40,878,074
CVS Health Corp.	337,157	31,928,768
Elevance Health, Inc.	119,945	65,582,328
HCA Healthcare, Inc.	54,600	11,873,862
Humana, Inc.	19,500	10,882,560
McKesson Corp.	44,060	17,155,642
UnitedHealth Group, Inc.	72,167	40,063,510

		232,326,064

See accompanying notes

11

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 96.88% (continued)

Health Care - 15.06% (continued)

Life Sciences Tools & Services - 0.86%
Danaher Corp.	32,869	$8,272,141
Thermo Fisher Scientific, Inc.	37,607	19,328,870

		27,601,011

Pharmaceuticals - 4.78%
GSK PLC, ADR	152,027	5,042,736
Johnson & Johnson	187,047	32,540,566
Merck & Co., Inc.	545,966	55,251,759
Perrigo Co. PLC	661,049	26,627,054
Pfizer, Inc.	536,592	24,978,358
Roche Holding AG, ADR	96,186	3,976,329
Sanofi, ADR	130,064	5,622,667

		154,039,469

Total Health Care		484,828,256

Industrials - 14.35%

Aerospace & Defense - 2.40%
Boeing Co.A	86,800	12,369,868
General Dynamics Corp.	62,560	15,627,488
Northrop Grumman Corp.	56,925	31,252,394
Raytheon Technologies Corp.	190,054	18,020,920

		77,270,670

Air Freight & Logistics - 0.81%
FedEx Corp.	163,100	26,141,668

Building Products - 0.94%
Johnson Controls International PLC	243,869	14,105,383
Masco Corp.	124,729	5,771,211
Trane Technologies PLC	65,307	10,424,956

		30,301,550

Construction & Engineering - 0.95%
AECOM	357,374	26,903,115
Fluor Corp.A	126,300	3,821,838

		30,724,953

Electrical Equipment - 1.24%
Eaton Corp. PLC	94,624	14,200,224
Vertiv Holdings Co.	1,802,614	25,795,406

		39,995,630

Industrial Conglomerates - 2.68%
General Electric Co.	791,962	61,622,563
Honeywell International, Inc.	120,289	24,541,362

		86,163,925

Machinery - 3.58%
CNH Industrial NV	1,039,839	13,455,517
Cummins, Inc.	61,497	15,036,631
Deere & Co.	81,170	32,128,709
Illinois Tool Works, Inc.	77,743	16,600,463
Otis Worldwide Corp.	42,476	3,000,505
PACCAR, Inc.	174,907	16,936,245
Stanley Black & Decker, Inc.	230,684	18,106,387

		115,264,457

See accompanying notes

12

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 96.88% (continued)

Industrials - 14.35% (continued)

Professional Services - 0.34%
Equifax, Inc.	63,994	$10,849,543

Road & Rail - 1.41%
Canadian National Railway Co.	52,178	6,179,962
JB Hunt Transport Services, Inc.	128,832	22,039,290
Union Pacific Corp.	87,875	17,323,678

		45,542,930

Total Industrials		462,255,326

Information Technology - 10.34%

Communications Equipment - 1.10%
F5, Inc.A	174,900	24,994,959
Telefonaktiebolaget LM Ericsson, ADRB	1,851,120	10,310,738

		35,305,697

Electronic Equipment, Instruments & Components - 0.66%
Corning, Inc.	327,840	10,546,613
TE Connectivity Ltd.	86,800	10,609,564

		21,156,177

IT Services - 2.30%
Accenture PLC, Class A	70,459	20,003,310
Cognizant Technology Solutions Corp., Class A	333,887	20,784,466
Fidelity National Information Services, Inc.	334,908	27,794,015
Fiserv, Inc.A	52,400	5,383,576

		73,965,367

Semiconductors & Semiconductor Equipment - 2.89%
Analog Devices, Inc.	46,447	6,624,271
Broadcom, Inc.	48,487	22,794,709
KLA Corp.	33,883	10,722,275
Micron Technology, Inc.	184,400	9,976,040
NXP Semiconductors NV	59,604	8,706,952
QUALCOMM, Inc.	89,060	10,478,800
Texas Instruments, Inc.	147,827	23,745,451

		93,048,498

Software - 3.39%
Microsoft Corp.	168,608	39,138,975
Oracle Corp.	591,011	46,140,229
Workday, Inc., Class AA	154,500	24,074,190

		109,353,394

Total Information Technology		332,829,133

Materials - 4.41%

Chemicals - 4.31%
Air Products & Chemicals, Inc.	122,494	30,672,498
Axalta Coating Systems Ltd.A	715,068	16,675,386
DuPont de Nemours, Inc.	493,849	28,248,163
International Flavors & Fragrances, Inc.	251,940	24,591,863
Olin Corp.	278,200	14,730,690
PPG Industries, Inc.	114,891	13,118,254
Sherwin-Williams Co.	48,198	10,845,996

		138,882,850

See accompanying notes

13

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 96.88% (continued)

Materials - 4.41% (continued)

Containers & Packaging - 0.10%
International Paper Co.	96,786	$3,252,977

Total Materials		142,135,827

Real Estate - 1.57%

Equity Real Estate Investment Trusts (REITs) - 1.57%
Prologis, Inc.	60,533	6,704,030
Public Storage	13,337	4,131,136
VICI Properties, Inc.	1,241,209	39,743,512

		50,578,678

Total Real Estate		50,578,678

Utilities - 3.35%

Electric Utilities - 2.88%
American Electric Power Co., Inc.	65,719	5,778,015
Duke Energy Corp.	211,473	19,705,054
Pinnacle West Capital Corp.	309,685	20,813,929
PPL Corp.	915,754	24,258,323
Southern Co.	264,255	17,303,417
Xcel Energy, Inc.	73,637	4,794,505

		92,653,243

Multi-Utilities - 0.47%
Dominion Energy, Inc.	218,651	15,299,011

Total Utilities		107,952,254

Total Common Stocks (Cost $2,331,616,307)		3,119,870,625

SHORT-TERM INVESTMENTS - 2.94% (Cost $94,588,422)

Investment Companies - 2.94%
American Beacon U.S. Government Money Market Select Fund, 2.89%C D	94,588,422	94,588,422

SECURITIES LENDING COLLATERAL - 0.17% (Cost $5,511,730)

Investment Companies - 0.17%
American Beacon U.S. Government Money Market Select Fund, 2.89%C D	5,511,730	5,511,730

TOTAL INVESTMENTS - 99.99% (Cost $2,431,716,459)		3,219,970,777
OTHER ASSETS, NET OF LIABILITIES - 0.01%		295,237

TOTAL NET ASSETS - 100.00%		$3,220,266,014

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2022 (Note 9).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

See accompanying notes

14

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2022

Long Futures Contracts Open on October 31, 2022:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME e-Mini Standard & Poor’s 500 Index Futures	473	December 2022	$87,004,899	$91,832,950	$4,828,051

			$87,004,899	$91,832,950	$4,828,051

Index Abbreviations:
CME	Chicago Mercantile Exchange.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2022, the investments were classified as described below:

Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$3,119,870,625	$-	$-	$3,119,870,625
Short-Term Investments	94,588,422	-	-	94,588,422
Securities Lending Collateral	5,511,730	-	-	5,511,730

Total Investments in Securities - Assets	$3,219,970,777	$-	$-	$3,219,970,777

Financial Derivative Instruments - Assets
Futures Contracts	$4,828,051	$-	$-	$4,828,051

Total Financial Derivative Instruments - Assets	$4,828,051	$-	$-	$4,828,051

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2022, there were no transfers into or out of Level 3.

See accompanying notes

15

American Beacon Large Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2022

Assets:
Investments in unaffiliated securities, at fair value† §	$3,119,870,625
Investments in affiliated securities, at fair value‡	100,100,152
Cash collateral held at broker for futures contracts	5,741,000
Dividends and interest receivable	2,681,390
Receivable for investments sold	3,249,779
Receivable for fund shares sold	2,225,759
Receivable for tax reclaims	439,555
Receivable for variation margin on open futures contracts (Note 5)	4,829,132
Prepaid expenses	49,268

Total assets	3,239,186,660

Liabilities:
Payable for foreign currency, at fair value^	74
Payable for fund shares redeemed	3,940,582
Cash due to broker for futures contracts	5,502,881
Management and sub-advisory fees payable (Note 2)	3,252,004
Service fees payable (Note 2)	259,022
Transfer agent fees payable (Note 2)	78,973
Payable upon return of securities loaned (Note 9)§	5,511,730
Custody and fund accounting fees payable	90,019
Professional fees payable	119,401
Trustee fees payable (Note 2)	18,456
Payable for prospectus and shareholder reports	41,480
Other liabilities	106,024

Total liabilities	18,920,646

Net assets	$3,220,266,014

Analysis of net assets:
Paid-in-capital	$2,166,339,318
Total distributable earnings (deficits)A	1,053,926,696

Net assets	$3,220,266,014

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	46,503,765

Y Class	7,257,713

Investor Class	27,871,111

Advisor Class	2,069,905

A Class	741,710

C Class	244,578

R6 Class	41,737,846

Net assets:
R5 Class	$1,218,988,715

Y Class	$188,140,776

Investor Class	$649,409,067

Advisor Class	$47,185,316

A Class	$16,953,764

C Class	$5,508,217

R6 Class	$1,094,080,159

Net asset value, offering and redemption price per share:
R5 Class	$26.21

Y Class	$25.92

Investor Class	$23.30

Advisor Class	$22.80

A Class	$22.86

A Class (offering price)	$24.25

C Class	$22.52

R6 Class	$26.21

† Cost of investments in unaffiliated securities	$2,331,616,307
‡ Cost of investments in affiliated securities	$100,100,152
§ Fair value of securities on loan	$22,021,092
^ Cost of payable for foreign currency	$(74)

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

16

American Beacon Large Cap Value FundSM

Statement of Operations

For the year ended October 31, 2022

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$74,993,852
Dividend income from affiliated securities (Note 2)	791,134
Interest income	53,636
Income derived from securities lending (Note 9)	53,109

Total investment income	75,891,731

Expenses:
Management and sub-advisory fees (Note 2)	20,066,083
Transfer agent fees:
R5 Class (Note 2)	512,002
Y Class (Note 2)	230,819
Investor Class	33,788
Advisor Class	3,251
A Class	891
C Class	276
R6 Class	41,927
Custody and fund accounting fees	386,149
Professional fees	369,264
Registration fees and expenses	111,691
Service fees (Note 2):
Investor Class	2,540,172
Advisor Class	137,060
A Class	3,073
C Class	5,488
Distribution fees (Note 2):
Advisor Class	137,212
A Class	27,851
C Class	63,880
Prospectus and shareholder report expenses	94,389
Trustee fees (Note 2)	293,246
Loan expense (Note 10)	13,558
Other expenses	412,135

Total expenses	25,484,205

Net investment income	50,407,526

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	398,963,887
Foreign currency transactions	(7,619)
Futures contracts	(14,720,019)
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	(664,619,535)
Futures contracts	611,683

Net (loss) from investments	(279,771,603)

Net (decrease) in net assets resulting from operations	$(229,364,077)

† Foreign taxes	$356,339

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

17

American Beacon Large Cap Value FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2022	Year Ended October 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$50,407,526	$51,641,540
Net realized gain from investments in unaffiliated securities, foreign currency transactions, and futures contracts	384,236,249	447,666,002
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, and futures contracts	(664,007,852)	1,261,182,986

Net increase (decrease) in net assets resulting from operations	(229,364,077)	1,760,490,528

Distributions to shareholders:
Total retained earnings:
R5 Class	(169,358,524)	(254,078,202)
Y Class	(26,008,609)	(26,891,195)
Investor Class	(89,387,671)	(112,558,225)
Advisor Class	(6,972,505)	(7,618,655)
A Class	(1,276,472)	(3,990,605)
C Class	(753,437)	(690,733)
R6 Class	(128,445,097)	(155,468,634)

Net distributions to shareholders	(422,202,315)	(561,296,249)

Capital share transactions (Note 11):
Proceeds from sales of shares	594,976,420	932,407,979
Reinvestment of dividends and distributions	377,142,861	510,804,380
Cost of shares redeemed	(1,187,779,707)	(2,333,154,895)

Net (decrease) in net assets from capital share transactions	(215,660,426)	(889,942,536)

Net increase (decrease) in net assets	(867,226,818)	309,251,743

Net assets:
Beginning of year	4,087,492,832	3,778,241,089

End of year	$3,220,266,014	$4,087,492,832

See accompanying notes

18

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2022

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2022, the Trust consists of twenty-five active series, one of which is presented in this filing: American Beacon Large Cap Value Fund (the “Fund”). The remaining twenty-four active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. Management has evaluated the implications of these changes, and has determined that there is no impact to the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 imposes limits on the amount of derivatives the fund can enter into, eliminated the asset segregation framework used by funds to comply with Section 18 of the Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds were not required to fully comply with the new rule until August 19, 2022. Management has evaluated the implications of these changes, and has determined that there is no impact to the financial statements.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to the fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management has evaluated the Valuation Rule, and has determined that there is no impact to the financial statements.

19

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2022

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Tax reclaim accruals are automatically generated on accounting and custody systems at the time of the income event based on the tax databases maintained by the Fund’s custodian. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations.

20

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2022

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain (loss) in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

21

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2022

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC; Hotchkis and Wiley Capital Management, LLC; and Massachusetts Financial Services Company (“Sub-Advisors”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2022 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$12,744,518
Sub-Advisor Fees	0.20%	7,321,565

Total	0.55%	$20,066,083

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statement of Operations. During the year ended October 31, 2022, the Manager received securities lending fees of $7,248 for the securities lending activities of the Fund.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, Advisor, A and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the Advisor, A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager

22

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2022

are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended October 31, 2022, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Large Cap Value	$683,341

As of October 31, 2022, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Large Cap Value	$45,655

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund listed below held the following shares with an October 31, 2022 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	October 31, 2022 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	October 31, 2022 Fair Value
U.S. Government Money Market Select	Direct	Large Cap Value	$94,588,422	$-	$-	$791,134	$94,588,422
U.S. Government Money Market Select	Securities Lending	Large Cap Value	5,511,730	-	-	N/A	5,511,730

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2022, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Large Cap Value	$107,276	$6,055	$113,331

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for the fund. When the fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas

23

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2022

who report the activities of the credit facility to the Board. During the year ended October 31, 2022, the Large Cap Value Fund participated as a lender by loaning an average amount of $3,329,107 for 54 days at an average interest rate of 1.27% with interest charges earned of $5,731. This amount is included in “Interest income” on the Statement of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund, through February 28, 2022, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Fund’s expense cap. During the year ended October 31, 2022, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap					Expiration of Reimbursed Expenses
Fund	Class	11/1/2021 - 2/28/2022	3/1/2022 - 10/31/2022	Reimbursed Expenses	(Recouped) Expenses
Large Cap Value	R6	0.60%	N/A	$-	$(48,432	)*	2024-2025

* This amount represents Recouped Expenses from prior fiscal years and is reflected in Other Expenses on the Statement of Operations.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2024 and 2025. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Large Cap Value	$48,432	$151,421	$-	2022-2023
Large Cap Value	-	18,227	-	2023-2024

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended October 31, 2022, RID collected $1,413 from the sale of A Class Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the year ended October 31, 2022, there were no CDSC fees collected for the A Class Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the year ended October 31, 2022, CDSC fees of $315 were collected for C Class Shares of the Fund.

24

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2022

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

The Valuation Rule establishes requirements for determining fair value in good faith for purposes of the Act, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements

25

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2022

intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. Effective September 8, 2022, the Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule. Prior to September 8, 2022, fair value determinations were made pursuant to methodologies approved by the Board.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used for fixed-income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all of the Fund’s portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Manager, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Manager’s Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Manager’s fair valuation procedures for the Fund.

26

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2022

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

American Depositary Receipts and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in

27

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2022

their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Publicly Traded Partnerships/Master Limited Partnerships (“MLPs”)

The Fund may invest in publicly traded partnerships such as MLPs. MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. (An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners)). The Fund invests in an MLP as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein, but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after the Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as “equity REITs”) or invest in mortgages secured by loans on such real estate (known as “mortgage REITs”) or both (known as “hybrid REITs”). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of the Fund.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of

28

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2022

the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. An equity index futures contract is based on the value of an underlying index. The Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the prices of futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

During the year ended October 31, 2022, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2022
Large Cap Value	415

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2022:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$4,828,051	$4,828,051

The effect of financial derivative instruments on the Statement of Operations as of October 31, 2022:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(14,720,019)	$(14,720,019)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$611,683	$611,683

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and

29

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2022

other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2022.

Offsetting of Financial and Derivative Assets as of October 31, 2022:
	Assets	Liabilities
Futures Contracts(1)	$4,828,051	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$4,828,051	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(4,828,051)	$-

	Remaining Contractual Maturity of the Agreements As of October 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$5,511,730	$-	$-	$-	$5,511,730

Total Borrowings	$5,511,730	$-	$-	$-	$5,511,730

Gross amount of recognized liabilities for securities lending transactions					$5,511,730

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Environmental, Social, and/or Governance Investing Risk

The use of environmental, social, and/or governance (“ESG”) considerations by a sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

30

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2022

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives.

There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term

31

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2022

budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.
Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and

32

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2022

uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Sector Risk

Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase.

To the extent the Fund invests significantly in the financial services sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of the Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

33

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2022

Securities Lending Risk

The Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of the Fund’s securities provide collateral either in the form of cash, which the Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. The Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of the Fund’s collateral is inadequate. Although the Fund’s securities lending agent may indemnify the Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2022 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

34

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2022

The tax character of distributions paid were as follows:

	Year Ended October 31, 2022	Year Ended October 31, 2021
Distributions paid from:
Ordinary income*
R5 Class	$49,797,217	$34,682,616
Y Class	7,544,565	3,563,893
Investor Class	24,294,437	13,029,824
Advisor Class	1,854,812	825,551
A Class	340,088	450,180
C Class	173,788	44,328
R6 Class	38,066,801	21,578,876
Long-term capital gains
R5 Class	119,561,307	219,395,586
Y Class	18,464,044	23,327,302
Investor Class	65,093,234	99,528,401
Advisor Class	5,117,693	6,793,104
A Class	936,384	3,540,425
C Class	579,649	646,405
R6 Class	90,378,296	133,889,758

Total distributions paid	$422,202,315	$561,296,249

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2022, the tax cost for the Fund and its respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Value	$2,513,094,513	$867,498,840	$(160,622,576)	$706,876,264

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Large Cap Value	$706,876,264	$46,953,408	$300,097,026	$-	$(2)	$1,053,926,696

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, and reclassifications of income from investments in real estate securities and other securities.

Due to inherent differences in the recognition of income, expenses, and realized gians (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilties.

Accordingly, the following amounts represent current year permanent differences derived equalization from as of October 31, 2022:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Large Cap Value	$60,178,989	$(60,178,989)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

35

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2022

As of October 31, 2022, the Fund did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2022 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Large Cap Value	$880,182,959	$1,442,958,338

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2022 were as follows:

Fund	Type of Transaction	October 31, 2021 Shares/Fair Value	Purchases	Sales	October 31, 2022 Shares/Fair Value
Large Cap Value	Direct	$128,676,414	$1,356,804,311	$1,390,892,303	$94,588,422
Large Cap Value	Securities Lending	-	154,419,367	148,907,637	5,511,730

Affiliated Trades:

Cross trades for the year ended October 31, 2022, if any, were executed by the Funds pursuant to procedures adopted by the Board to ensure compliance with Rule 17a-7 under the Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between the fund of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the Chief Compliance Officer (“CCO”) certifies to the Board that the 17a-7 transactions entered into by the funds complied with the Rule 17a-7 Procedures adopted by the Board.

For the year ended October 31, 2022, cross trades by the Fund under Rule 17a-7 were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Large Cap Value	$58,323	$-	$-

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

36

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2022

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2022, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Fair Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Large Cap Value	$22,021,092	$5,511,730	$17,232,050	$22,743,780

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 11, 2021 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $150 million with an expiration date November 10, 2021.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted

37

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2022

Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $50 million with an expiration date of November 10, 2021.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2022, the Fund did not utilize these facilities.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	R5 Class
	Year Ended October 31, 2022		Year Ended October 31, 2021
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	5,438,071	$148,991,696	9,514,528	$261,378,308
Reinvestment of dividends	5,296,719	146,507,237	9,027,196	216,381,886
Shares redeemed	(18,524,183)	(505,754,019)	(41,632,480)	(1,173,557,287)

Net (decrease) in shares outstanding	(7,789,393)	$(210,255,086)	(23,090,756)	$(695,797,093)

	Y Class
	Year Ended October 31, 2022		Year Ended October 31, 2021
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,098,692	$29,828,324	2,676,780	$75,015,392
Reinvestment of dividends	921,340	25,217,075	1,085,985	25,792,134
Shares redeemed	(3,176,984)	(84,862,069)	(3,037,622)	(82,439,293)

Net increase (decrease) in shares outstanding	(1,156,952)	$(29,816,670)	725,143	$18,368,233

	Investor Class
	Year Ended October 31, 2022		Year Ended October 31, 2021
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	2,504,206	$61,083,605	3,651,934	$92,653,002
Reinvestment of dividends	3,581,099	88,309,888	5,150,897	111,413,906
Shares redeemed	(7,663,306)	(186,750,186)	(12,564,935)	(310,817,392)

Net (decrease) in shares outstanding	(1,578,001)	$(37,356,693)	(3,762,104)	$(106,750,484)

	Advisor Class
	Year Ended October 31, 2022		Year Ended October 31, 2021
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	198,414	$4,696,545	348,459	$8,359,633
Reinvestment of dividends	266,337	6,432,037	331,974	7,054,439
Shares redeemed	(716,683)	(16,989,798)	(554,676)	(13,386,335)

Net increase (decrease) in shares outstanding	(251,932)	$(5,861,216)	125,757	$2,027,737

	A Class
	Year Ended October 31, 2022		Year Ended October 31, 2021
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	495,949	$11,569,354	98,924	$2,464,857
Reinvestment of dividends	49,116	1,187,641	184,657	3,920,273
Shares redeemed	(266,027)	(6,441,035)	(1,051,348)	(24,700,324)

Net increase (decrease) in shares outstanding	279,038	$6,315,960	(767,767)	$(18,315,194)

38

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2022

	C Class
	Year Ended October 31, 2022		Year Ended October 31, 2021
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	46,214	$1,120,298	76,910	$1,897,938
Reinvestment of dividends	31,246	749,292	31,897	673,993
Shares redeemed	(87,726)	(2,032,852)	(79,903)	(1,963,612)

Net increase (decrease) in shares outstanding	(10,266)	$(163,262)	28,904	$608,319

	R6 Class
	Year Ended October 31, 2022		Year Ended October 31, 2021
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	12,284,725	$337,686,598	17,246,084	$490,638,849
Reinvestment of dividends	3,931,298	108,739,691	6,072,914	145,567,749
Shares redeemed	(14,575,833)	(384,949,748)	(26,373,754)	(726,290,652)

Net increase (decrease) in shares outstanding	1,640,190	$61,476,541	(3,054,756)	$(90,084,054)

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

39

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended October 31,
	2022	2021	2020B	2019	2018

Net asset value, beginning of period	$30.99	$23.36	$28.32	$28.41	$30.98

Income (loss) from investment operations:
Net investment income	0.50	0.59	0.65	0.63	0.63
Net gains (losses) on investments (both realized and unrealized)	(2.11)	10.64	(2.89)	1.69	(0.07)

Total income (loss) from investment operations	(1.61)	11.23	(2.24)	2.32	0.56

Less distributions:
Dividends from net investment income	(0.39)	(0.49)	(0.62)	(0.55)	(0.55)
Distributions from net realized gains	(2.78)	(3.11)	(2.10)	(1.86)	(2.58)

Total distributions	(3.17)	(3.60)	(2.72)	(2.41)	(3.13)

Net asset value, end of period	$26.21	$30.99	$23.36	$28.32	$28.41

Total returnC	(5.75)%	52.60%	(9.29)%	10.14%	1.51%

Ratios and supplemental data:
Net assets, end of period	$1,218,988,715	$1,682,465,233	$1,807,587,315	$3,137,789,485	$3,700,700,522
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.63%	0.63%	0.63%	0.63%	0.62%
Expenses, net of reimbursements and/or recoupments	0.63%	0.63%	0.63%	0.63%	0.62%
Net investment income, before expense reimbursements and/or recoupments	1.45%	1.30%	1.90%	2.07%	1.83%
Net investment income, net of reimbursements and/or recoupments	1.45%	1.30%	1.90%	2.07%	1.83%
Portfolio turnover rate	25%	23%	67%	23%	23%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

40

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2022	2021	2020A	2019	2018

Net asset value, beginning of period	$30.68	$23.16	$28.10	$28.20	$30.78

Income (loss) from investment operations:
Net investment income	0.37	0.38	0.39	0.56	0.57
Net gains (losses) on investments (both realized and unrealized)	(1.98)	10.73	(2.63)	1.72	(0.04)

Total income (loss) from investment operations	(1.61)	11.11	(2.24)	2.28	0.53

Less distributions:
Dividends from net investment income	(0.37)	(0.48)	(0.60)	(0.52)	(0.53)
Distributions from net realized gains	(2.78)	(3.11)	(2.10)	(1.86)	(2.58)

Total distributions	(3.15)	(3.59)	(2.70)	(2.38)	(3.11)

Net asset value, end of period	$25.92	$30.68	$23.16	$28.10	$28.20

Total returnB	(5.81)%	52.47%	(9.35)%	10.05%	1.42%

Ratios and supplemental data:
Net assets, end of period	$188,140,776	$258,183,363	$178,065,442	$301,457,382	$298,017,629
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.70%	0.69%	0.70%	0.70%	0.68%
Expenses, net of reimbursements and/or recoupments	0.70%	0.69%	0.70%	0.70%	0.68%
Net investment income, before expense reimbursements and/or recoupments	1.38%	1.21%	1.84%	1.98%	1.77%
Net investment income, net of reimbursements and/or recoupments	1.38%	1.21%	1.84%	1.98%	1.77%
Portfolio turnover rate	25%	23%	67%	23%	23%

A	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

41

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2022	2021	2020A	2019	2018

Net asset value, beginning of period	$27.88	$21.32	$26.06	$26.33	$28.92

Income (loss) from investment operations:
Net investment income	0.25	0.20	0.29	0.41	0.41
Net gains (losses) on investments (both realized and unrealized)	(1.76)	9.88	(2.41)	1.63	0.02

Total income (loss) from investment operations	(1.51)	10.08	(2.12)	2.04	0.43

Less distributions:
Dividends from net investment income	(0.29)	(0.41)	(0.52)	(0.45)	(0.44)
Distributions from net realized gains	(2.78)	(3.11)	(2.10)	(1.86)	(2.58)

Total distributions	(3.07)	(3.52)	(2.62)	(2.31)	(3.02)

Net asset value, end of period	$23.30	$27.88	$21.32	$26.06	$26.33

Total returnB	(6.04)%	52.04%	(9.59)%	9.77%	1.18%

Ratios and supplemental data:
Net assets, end of period	$649,409,067	$821,099,597	$707,970,431	$1,124,625,846	$1,505,354,807
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.95%	0.98%	0.96%	0.96%	0.95%
Expenses, net of reimbursements and/or recoupments	0.95%	0.98%	0.96%	0.96%	0.95%
Net investment income, before expense reimbursements and/or recoupments	1.13%	0.93%	1.57%	1.74%	1.50%
Net investment income, net of reimbursements and/or recoupments	1.13%	0.93%	1.57%	1.74%	1.50%
Portfolio turnover rate	25%	23%	67%	23%	23%

A	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

42

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class
	Year Ended October 31,
	2022	2021	2020A	2019	2018

Net asset value, beginning of period	$27.36	$20.97	$25.68	$25.95	$28.54

Income (loss) from investment operations:
Net investment income	0.14	0.26	0.24	0.47	0.28
Net gains (losses) on investments (both realized and unrealized)	(1.65)	9.62	(2.36)	1.52	0.10

Total income (loss) from investment operations	(1.51)	9.88	(2.12)	1.99	0.38

Less distributions:
Dividends from net investment income	(0.27)	(0.38)	(0.49)	(0.40)	(0.39)
Distributions from net realized gains	(2.78)	(3.11)	(2.10)	(1.86)	(2.58)

Total distributions	(3.05)	(3.49)	(2.59)	(2.26)	(2.97)

Net asset value, end of period	$22.80	$27.36	$20.97	$25.68	$25.95

Total returnB	(6.17)%	51.89%	(9.73)%	9.64%	1.00%

Ratios and supplemental data:
Net assets, end of period	$47,185,316	$63,521,926	$46,049,690	$66,077,449	$62,811,940
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.10%	1.10%	1.10%	1.10%	1.09%
Expenses, net of reimbursements and/or recoupments	1.10%	1.10%	1.10%	1.10%	1.09%
Net investment income, before expense reimbursements and/or recoupments	0.98%	0.81%	1.42%	1.58%	1.36%
Net investment income, net of reimbursements and/or recoupments	0.98%	0.81%	1.42%	1.58%	1.36%
Portfolio turnover rate	25%	23%	67%	23%	23%

A	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

43

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2022	2021		2020A	2019	2018

Net asset value, beginning of period	$27.37	$20.96		$25.66	$26.00	$28.61

Income (loss) from investment operations:
Net investment income	1.05	0.24	B	0.20	0.40	0.48
Net gains (losses) on investments (both realized and unrealized)	(2.51)	9.68		(2.29)	1.59	(0.06)

Total income (loss) from investment operations	(1.46)	9.92		(2.09)	1.99	0.42

Less distributions:
Dividends from net investment income	(0.27)	(0.40)		(0.51)	(0.47)	(0.45)
Distributions from net realized gains	(2.78)	(3.11)		(2.10)	(1.86)	(2.58)

Total distributions	(3.05)	(3.51)		(2.61)	(2.33)	(3.03)

Net asset value, end of period	$22.86	$27.37		$20.96	$25.66	$26.00

Total returnC	(5.96)%	52.15%		(9.65)%	9.72%	1.15%

Ratios and supplemental data:
Net assets, end of period	$16,953,764	$12,661,833		$25,792,400	$39,157,098	$42,722,617
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.89%	0.96%		1.00%	1.01%	0.93%
Expenses, net of reimbursements and/or recoupments	0.89%	0.96%		1.00%	1.01%	0.93%
Net investment income, before expense reimbursements and/or recoupments	1.24%	0.98%		1.52%	1.68%	1.49%
Net investment income, net of reimbursements and/or recoupments	1.24%	0.98%		1.52%	1.68%	1.49%
Portfolio turnover rate	25%	23%		67%	23%	23%

A	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

44

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2022	2021	2020A	2019		2018

Net asset value, beginning of period	$27.07	$20.74	$25.43	$25.71		$28.27

Income (loss) from investment operations:
Net investment income	0.07	0.16	0.08	0.26		0.21
Net gains (losses) on investments (both realized and unrealized)	(1.71)	9.49	(2.32)	1.57		0.05

Total income (loss) from investment operations	(1.64)	9.65	(2.24)	1.83		0.26

Less distributions:
Dividends from net investment income	(0.13)	(0.21)	(0.35)	(0.25)		(0.24)
Distributions from net realized gains	(2.78)	(3.11)	(2.10)	(1.86)		(2.58)

Total distributions	(2.91)	(3.32)	(2.45)	(2.11)		(2.82)

Net asset value, end of period	$22.52	$27.07	$20.74	$25.43		$25.71

Total returnB	(6.74)%	51.05%	(10.26)%	8.94%		0.57%

Ratios and supplemental data:
Net assets, end of period	$5,508,217	$6,898,120	$4,687,004	$6,811,169		$6,851,003
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.69%	1.68%	1.68%	1.70%		1.64%
Expenses, net of reimbursements and/or recoupments	1.69%	1.68%	1.68%	1.70	%C	1.54%
Net investment income, before expense reimbursements and/or recoupments	0.40%	0.22%	0.84%	0.99%		0.79%
Net investment income, net of reimbursements and/or recoupments	0.40%	0.22%	0.84%	0.99%		0.90%
Portfolio turnover rate	25%	23%	67%	23%		23%

A	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	This ratio does not include a voluntary reimbursement of service fees as included in the prior year.

See accompanying notes

45

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended October 31,
	2022	2021	2020A	2019	2018

Net asset value, beginning of period	$30.99	$23.36	$28.31	$28.41	$30.98

Income from investment operations:
Net investment income	0.45	0.36	0.56	0.61	0.59
Net gains (losses) on investments (both realized and unrealized)	(2.05)	10.88	(2.78)	1.71	(0.02)

Total income (loss) from investment operations	(1.60)	11.24	(2.22)	2.32	0.57

Less distributions:
Dividends from net investment income	(0.40)	(0.50)	(0.63)	(0.56)	(0.56)
Distributions from net realized gains	(2.78)	(3.11)	(2.10)	(1.86)	(2.58)

Total distributions	(3.18)	(3.61)	(2.73)	(2.42)	(3.14)

Net asset value, end of period	$26.21	$30.99	$23.36	$28.31	$28.41

Total returnB	(5.72)%	52.65%	(9.23)%	10.15%	1.54%

Ratios and supplemental data:
Net assets, end of period	$1,094,080,159	$1,242,662,760	$1,008,088,807	$739,517,062	$571,236,567
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.60%	0.60%	0.62%	0.60%	0.59%
Expenses, net of reimbursements and/or recoupments	0.60%	0.60%	0.59%	0.58%	0.58%
Net investment income, before expense reimbursements and/or recoupments	1.49%	1.31%	1.90%	2.07%	1.75%
Net investment income, net of reimbursements and/or recoupments	1.49%	1.31%	1.93%	2.09%	1.76%
Portfolio turnover rate	25%	23%	67%	23%	23%

A	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

46

American Beacon FundsSM

Federal Tax Information

October 31, 2022 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2022.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2022. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Large Cap Value	52.25%

Qualified Dividend Income:

Large Cap Value	62.38%

Long-Term Capital Gain Distributions:

Large Cap Value	$360,309,596

Short-Term Capital Gain Distributions:

Large Cap Value	$73,049,749

Shareholders will receive notification in January 2023 of the applicable tax information necessary to prepare their 2022 income tax returns.

47

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

At meetings held on May 16, 2022 and June 7-8, 2022 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 8, 2022 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Large Cap Value Fund (“Fund”); and

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund, and each of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) and Massachusetts Financial Services Company (“MFS”) (each, a “sub-advisor” and collectively, the “sub-advisors”).

The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the sub-advisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or a sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

48

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the sub-advisors for the Fund; (3) the profits earned by the Manager in rendering services to the Fund; (4) comparisons of services and fee rates with contracts entered into by the Manager or a sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the sub-advisors from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of each sub-advisor; succession plans for key employees who perform services for the Fund; diversity and inclusion initiatives; the adequacy of the resources committed to the Funds by each sub-advisor; the financial stability of each sub-advisor; and representations made by each sub-advisor regarding its compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each sub-advisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge Performance Universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by each sub-advisor regarding the performance of its portion of the Fund relative to the performance of comparable investment accounts or a composite of comparable investment accounts managed by the sub-advisor, and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each sub-advisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Profits Realized by the Manager from its Relationship with the Fund. In analyzing the profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager with respect to the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

49

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund have higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each sub-advisor in connection with its investment advisory services to the Fund, the Board considered representations made by the sub-advisors that the Fund’s sub-advisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board did not request profitability data from the sub-advisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the sub-advisors with respect to the negotiation of sub-advisory fee rates. In addition, the Board noted that sub-advisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each sub-advisor, the Manager has negotiated breakpoints for the sub-advisory fee rate schedule. The Board also noted that, for purposes of determining the fee rates chargeable to the Fund, certain sub-advisors have agreed to take into account other clients of the Manager whose assets are allocated to the sub-advisors by Manager for purposes of calculating the Fund’s sub-advisory fee rate breakpoints.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. In this regard, the Board considered that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and sub-advisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the sub-advisors’ investment process and expanding the level of assets under management by the Manager and the sub-advisors. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. In addition, the Board noted that each sub-advisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to the Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge. The performance of individual firms was calculated by the Manager based on information provided by the Fund’s custodian.

50

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill.

The expense comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to the Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for the Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for the Fund as of December 31, 2021. References to the Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. The Board also considered that, in connection with the change in the name of the Fund’s Institutional Class shares, the share class used for the Fund’s Morningstar Fee Level comparisons had changed from the R5 Class shares to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Fund.

In considering the renewal of the Management Agreement for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2	nd Quintile
Compared to Broadridge Expense Universe	3	rd Quintile
Morningstar Fee Level Ranking	3	rd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	3	rd Quintile
Compared to Morningstar Category	3	rd Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Hotchkis and MFS, the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single sub-advisor. The Board also considered the following additional factors:

Sub-advisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2021)

Barrow	5 Years	3	rd Quintile
Hotchkis	5 Years	2	nd Quintile
MFS	5 Years	2	nd Quintile

The Board also considered the Manager’s recommendation to continue to retain each sub-advisor.

51

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and sub-advisors’ continued management of the Fund.

52

Disclosure Regarding Liquidity Risk Management Program (Unaudited)

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 2-3, 2022 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2021 through December 31, 2021 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

53

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (68)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (52)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (60)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (64)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

54

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (61)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021);Chair, (2019-Present), Vice Chair (2018), Trustee (2004-Present), American Beacon Select Funds; Chair(2019-Present), Vice Chair(2018), Trustee(2017-Present), American Beacon Institutional Funds Trust; Chair(2019-2021), Vice Chair(2018), Trustee(2018-2021), American Beacon Sound Point Enhanced Income Fund (2018–2021); Chair(2019-2021), Vice Chair(2018), Trustee(2018-2021), American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (65)	Trustee since 2018	Independent Director, Blue Owl Capital Inc. (2021-Present); Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (60)	Trustee since 2018	Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (59)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

55

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Jeffrey K. Ringdahl (47)	President since 2022 Vice President (2010-2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, L.L.C.; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-2022); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd; President (2022-Present); Vice President (2010-2022), American Beacon Select Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2018-2021), American Beacon Apollo Total Return Fund.

56

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (63)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021- Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Gregory J. Stumm (41)	VP since 2022	Senior Vice President (2022-Present), American Beacon Advisors, Inc.; Senior Vice President (2022-Present), Resolute Investment Managers, Inc.; Director and Senior Vice President (2022-Present), Resolute Investment Distributors, Inc.; Senior Vice President (2022-Present), Resolute Investment Services, Inc.; Vice President (2022-Present), American Beacon Select Funds; Vice President (2022-Present), American Beacon Institutional Funds Trust.

Paul B. Cavazos (53)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (52)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

57

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (61)	VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-2022); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director(2014-Present), Vice President(2022-Present) and Treasurer(2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President(2022-Present), and Treasurer(2018-2022), American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2010-2021); American Beacon Funds; Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (58)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (59)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

58

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (51)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President (2016-2020), Alpha Quant Advisors, LLC ; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (65)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Director, Fund and Tax Reporting (2011-Present), Resolute investment Services, Inc.; Assistant Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (52)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (47)	Assistant Secretary since 2008	Senior Corporate Governance & Regulatory Specialist (2020-Present), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

59

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rebecca L. Harris (55)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-2022), Director (2022) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President (2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (64)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-2022); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (37)	Assistant Secretary since 2021	Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022–Present) and Associate General Counsel, (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

60

American Beacon FundsSM

Privacy Policy

October 31, 2022 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

61

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64

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)- SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/22

American Beacon® FUNDS

2022 ANNUAL REPORT

October 31, 2022

SMALL CAP VALUE FUND

SCV 1022

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

SMALL CAP VALUE FUND

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2022

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Warren E. Buffett, the “Oracle of Omaha” and billionaire chairman and CEO of Berkshire Hathaway, once said, “Predicting rain doesn’t count. Building arks does.”

Mr. Buffet’s plain-spoken words make a great deal of common sense. Figuring out when the next dangerous storm may occur could prove to be an effort in futility if we haven’t also devised a plan for preserving our physical well-being when the thunder rolls and the lightning strikes. The time to build a shelter is before the storm clouds appear on the horizon. The same can also be said about our investment portfolios. Careful planning and fine-tuning can be especially important as we seek to preserve and grow our investment portfolios during periods of economic uncertainty – particularly as we consider the effects of higher inflation, slower economic growth and geopolitical concerns such as Russia’s war with Ukraine.

None of us has the ability to foresee the future – not even the Oracle of Omaha. To help your investment portfolio weather storms over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to better manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. Through careful planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2022 (Unaudited)

U.S. equities posted negative returns for the 12-month period ended October 31, 2022. The broader market, as measured by the Russell 3000® Index, posted a 16.52% loss. Smaller companies led the drawdown with the Russell 2000® Index falling 18.54%. Mid- and large-cap companies followed with losses of 17.17% and 16.38% for the Russell Midcap® and Russell 1000® indexes, respectively. On a relative basis, Value significantly outperformed Growth, with the Russell 3000® Value Index down 7.25% and the Russell 3000® Growth Index down 24.67%. The overall drawdown occurred in fits and starts due to high volatility around geopolitical risks, persistently higher-than-desired inflation, tighter monetary policy from the Federal Reserve (“Fed”) and recession worries.

The period started on a volatile note in November and December of 2021 following news of a new COVID-19 omicron variant, rising inflation and more hawkish comments from the Fed. Russia’s invasion of Ukraine in early 2022 further exacerbated supply chain issues, inflation and overall global uncertainty. Persistently higher-than-expected inflation and a clear shift from the Fed with interest rate increases drove U.S. equities lower through the first and second quarters of 2022. The market had a relief rally at the beginning of the third quarter of 2022 based on some improvement in broader inflation data and hopes that the Fed would pivot sooner rather than later. However, stocks reversed course downward as the Fed committed to continuing to raise rates. October 2022 saw a rebound on the back of solid GDP growth and hopes that the Fed was nearing their terminal rate.

With regard to monetary policy, a strong labor market combined with high inflation resulted in the Fed’s shift toward tighter monetary policy earlier in the year. The Fed began to raise rates in March 2022 with a 25 basis-point (0.25%) increase, followed by a 50 basis-point (0.50%) increase in May, and four consecutive increases of 75 basis points (0.75%) in June, July, September and November. Following the latest increase, the target for the federal funds rate is now 3.75% to 4.0%. Separately, the Fed began reducing the size of its balance sheet in June via quantitative tightening, which is projected to continue and may add upward pressure to longer-term interest rates. At period end, the consensus view was another 50 basis-point (0.50%) increase in December with a terminal rate approximating 5%.

The yield curve remained inverted as longer-term U.S. Treasuries pointed to expectations of either weak economic growth, lower inflation or a Fed pivot; shorter-term rates would indicate the Fed may continue to struggle to curb inflation and balance the tight labor market. The concern is that an inverted yield curve is often viewed as a precursor to a recession. Therefore, investors will likely be monitoring future economic data and the Fed’s policy responses while hoping for resiliency in the economy.

2

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2022 (Unaudited)

The Investor Class of the American Beacon Small Cap Value Fund (the “Fund”) returned -3.81% for the twelve months ended October 31, 2022, outperforming the Russell 2000® Value Index (the “Index”) return of -10.73% for the same period.

Comparison of Changes in Value of a $10,000 Investment for the period 10/31/2012 through 10/31/2022

Total Returns for the Period ended Oct 31, 2022

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2012- 10/31/2022
R5 Class (1,6)	AVFIX	-3.49%	10.17%	5.77%	10.14%	$26,273
Y Class (1,6)	ABSYX	-3.55%	10.09%	5.69%	10.05%	$26,062
Investor Class (1,6)	AVPAX	-3.81%	9.80%	5.42%	9.78%	$25,415
Advisor Class (1,6)	AASSX	-3.96%	9.66%	5.26%	9.60%	$25,019
A Class without sales charge (1,2,6)	ABSAX	-3.88%	9.70%	5.32%	9.67%	$25,167
A Class with sales Charge (1,2,6)	ABSAX	-9.42%	7.56%	4.08%	9.02%	$23,722
C Class without sales charge (1,3,6)	ASVCX	-4.54%	8.94%	4.61%	9.04%	$23,771
C Class with sales charge (1,3,6)	ASVCX	-5.54%	8.94%	4.61%	9.04%	$23,771
R6 Class (1,4,6)	AASRX	-3.45%	10.22%	5.80%	10.16%	$26,316

Russell 2000® Value Index (5)		-10.73%	8.08%	5.31%	9.37%	$24,489

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

2.

A portion of the fees charged to the A Class of the Fund was waived in 2012, 2013 and 2014 and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown for 2012, 2013 and 2014. The maximum sales charge for A Class is 5.75%.

3

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2022 (Unaudited)

3.

A portion of the fees charged to the C Class of the Fund was waived in 2012 and 2013, fully recovered in 2015, and waived in 2018. Performance prior to waiving fees was lower than the actual returns shown in 2012, 2013 and 2018. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

4.

Fund performance for the ten-year period represents the returns achieved by the R5 Class from 10/31/2012 through 2/28/20, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 10/31/2012.

5.

The Russell 2000® Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks. Russell 2000 Value Index and Russell 2000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Small Cap Value Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 2000 Index and the Russell 2000 Value Index (the “Indexes”) vest in the relevant LSE Group company which owns the Indexes. Russell 2000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Indexes or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Indexes for the purpose to which it is being put by the Manager. One cannot directly invest in an index.

6.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, Advisor, A, C and R6 Class shares were 0.81%, 0.89%, 1.15%, 1.29%, 1.24%, 1.95% and 0.79%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index during the period due to both security selection and sector allocation.

Most of the Fund’s outperformance was attributable to security selection in the Materials, Consumer Discretionary, and Financials sectors. In the Materials sector, ATI, Inc. (up 82.0%) and an absence from index-position Amyris, Inc. (down 81.0%), contributed to returns relative to the Index. Within the Consumer Discretionary sector, American Axle & Manufacturing Holdings, Inc. (up 7.8%) and Points.com, Inc. (up 60.7%) contributed during the period. Within the Financials sector, an absence from index-position LendingClub Corp. (down 76.8%) and Old National Bancorp (up 14.2%) contributed to relative returns. Conversely, security selection in the Energy sector detracted from relative returns; detractors included an absence from index-positions Antero Resources Corp. (up 80.2%) and OVINTIV, Inc. (up 34.7%).

From a sector allocation selection perspective, overweight allocations to the Industrials sector and an underweight allocation to the Health Care sector contributed positively to relative performance. This performance was marginally offset by an underweight allocation to the Utilities sector.

The sub-advisors continue to focus on uncovering investment opportunities through stock selection that should benefit the Fund’s performance over the longer term.

4

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2022 (Unaudited)

Top Ten Holdings (% Net Assets)
Adient PLC		1.3
Flowserve Corp.		1.1
Kaiser Aluminum Corp.		1.1
Evercore, Inc., Class A		1.1
Texas Capital Bancshares, Inc.		1.0
Old National Bancorp		1.0
Greenbrier Cos., Inc.		1.0
Super Micro Computer, Inc.		1.0
Stagwell, Inc.		0.9
Darling Ingredients, Inc.		0.9

Total Fund Holdings	513

Sector Allocation (% Equities)
Industrials		23.0
Financials		22.8
Consumer Discretionary		13.1
Information Technology		11.3
Materials		6.9
Energy		6.9
Real Estate		4.3
Consumer Staples		3.7
Health Care		3.6
Communication Services		2.3
Utilities		2.1

5

American Beacon Small Cap Value FundSM

Expense Examples

October 31, 2022 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2022 through October 31, 2022.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon Small Cap Value FundSM

Expense Examples

October 31, 2022 (Unaudited)

American Beacon Small Cap Value Fund

	Beginning Account Value 5/1/2022	Ending Account Value 10/31/2022	Expenses Paid During Period 5/1/2022-10/31/2022*
R5 Class
Actual	$1,000.00	$1,019.40	$4.07
Hypothetical**	$1,000.00	$1,021.17	$4.08
Y Class
Actual	$1,000.00	$1,018.90	$4.38
Hypothetical**	$1,000.00	$1,020.87	$4.38
Investor Class
Actual	$1,000.00	$1,017.60	$5.75
Hypothetical**	$1,000.00	$1,019.51	$5.75
Advisor Class
Actual	$1,000.00	$1,017.00	$6.51
Hypothetical**	$1,000.00	$1,018.75	$6.51
A Class
Actual	$1,000.00	$1,017.20	$6.15
Hypothetical**	$1,000.00	$1,019.11	$6.16
C Class
Actual	$1,000.00	$1,013.50	$9.79
Hypothetical**	$1,000.00	$1,015.48	$9.80
R6 Class
Actual	$1,000.00	$1,019.70	$3.92
Hypothetical**	$1,000.00	$1,021.32	$3.92

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.80%, 0.86%, 1.13%, 1.28%, 1.21%, 1.93%, and 0.77% for the R5, Y, Investor, Advisor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon Small Cap Value FundSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Small Cap Value Fund (one of the series constituting American Beacon Funds, referred to hereafter as the “Fund”) as of October 31, 2022, the related statements of operations and of changes in net assets for the year ended October 31, 2022, including the related notes, and the financial highlights for the year ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations, the changes in its net assets, and the financial highlights for the year ended October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2021 and the financial highlights for each of the periods ended on or prior to October 31, 2021 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 30, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodians, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

December 30, 2022

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

8

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 95.70%

Communication Services - 2.22%

Diversified Telecommunication Services - 0.06%
ATN International, Inc.	31,905	$1,375,743
EchoStar Corp., Class AA	71,726	1,353,470

		2,729,213

Entertainment - 0.33%
IMAX Corp.A	457,994	5,830,264
Lions Gate Entertainment Corp., Class AA	524,163	4,224,754
Lions Gate Entertainment Corp., Class BA	543,004	4,121,400
Sciplay Corp., Class AA	47,754	668,079

		14,844,497

Interactive Media & Services - 0.11%
Ziff Davis, Inc.A	63,449	4,910,318

Media - 1.64%
AMC Networks, Inc., Class AA	18,928	426,069
John Wiley & Sons, Inc., Class A	87,297	3,683,061
Magnite, Inc.A	401,357	2,925,893
Scholastic Corp.	306,716	11,698,148
Stagwell, Inc.A B	5,680,049	43,111,572
TEGNA, Inc.	581,956	12,151,241
Thryv Holdings, Inc.A	27,368	559,949

		74,555,933

Wireless Telecommunication Services - 0.08%
Telephone & Data Systems, Inc.	215,335	3,660,695

Total Communication Services		100,700,656

Consumer Discretionary - 12.57%

Auto Components - 3.62%
Adient PLCA	1,726,001	60,375,515
American Axle & Manufacturing Holdings, Inc.A	3,041,729	29,474,354
Dana, Inc.	1,210,550	19,320,378
Gentherm, Inc.A	606,257	35,417,534
LCI Industries	51,360	5,449,809
Lear Corp.	78,639	10,908,016
Patrick Industries, Inc.	42,964	1,963,884
Standard Motor Products, Inc.	40,420	1,533,131

		164,442,621

Automobiles - 0.40%
Thor Industries, Inc.B	175,343	14,285,194
Winnebago Industries, Inc.	64,191	3,831,561

		18,116,755

Distributors - 0.17%
Funko, Inc., Class AA	378,922	7,824,739

Diversified Consumer Services - 0.80%
ADT, Inc.	761,577	6,442,941
Adtalem Global Education, Inc.A	440,837	18,382,903
Graham Holdings Co., Class B	10,558	6,586,819
Perdoceo Education Corp.A	136,929	1,565,099
Strategic Education, Inc.	49,762	3,433,578

		36,411,340

See accompanying notes

9

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 95.70% (continued)

Consumer Discretionary - 12.57% (continued)

Hotels, Restaurants & Leisure - 0.98%
Bloomin’ Brands, Inc.	180,508	$4,333,997
Bluegreen Vacations Holding Corp.	9,990	172,927
Chuy’s Holdings, Inc.A	30,863	904,286
Cracker Barrel Old Country Store, Inc.B	123,239	14,076,359
Genius Sports Ltd.A B	703,341	3,615,173
International Game Technology PLCB	984,859	19,746,423
Red Rock Resorts, Inc., Class A	40,185	1,673,705

		44,522,870

Household Durables - 1.90%
Cavco Industries, Inc.A	24,955	5,656,550
Century Communities, Inc.	85,742	3,816,376
Dream Finders Homes, Inc., Class AA B	19,496	216,406
Ethan Allen Interiors, Inc.	51,209	1,310,438
GoPro, Inc., Class AA	744,036	4,054,996
Green Brick Partners, Inc.A	120,884	2,796,047
Helen of Troy Ltd.A	4,605	435,725
KB Home	230,340	6,638,399
La-Z-Boy, Inc.	79,567	1,970,875
LGI Homes, Inc.A	65,904	6,066,463
Lovesac Co.A	76,749	1,868,071
M/I Homes, Inc.A	86,009	3,568,513
MDC Holdings, Inc.	185,488	5,649,964
Meritage Homes Corp.A	195,300	14,874,048
Newell Brands, Inc.	976,969	13,491,942
Sonos, Inc.A	83,588	1,347,439
Taylor Morrison Home Corp.A	229,680	6,049,771
Tri Pointe Homes, Inc.A	392,446	6,573,471

		86,385,494

Leisure Products - 0.53%
Brunswick Corp.	217,462	15,368,039
Malibu Boats, Inc., Class AA	41,164	2,177,576
Smith & Wesson Brands, Inc.	22,709	256,385
Sturm Ruger & Co., Inc.B	35,712	2,004,515
Vista Outdoor, Inc.A	154,536	4,487,725

		24,294,240

Multiline Retail - 0.64%
Kohl’s Corp.	493,670	14,785,416
Nordstrom, Inc.B	147,767	3,005,581
Ollie’s Bargain Outlet Holdings, Inc.A	199,869	11,192,664

		28,983,661

Specialty Retail - 2.88%
Academy Sports & Outdoors, Inc.	161,151	7,095,479
America’s Car-Mart, Inc.A	3,845	262,844
Asbury Automotive Group, Inc.A	50,910	8,031,052
Buckle, Inc.	92,133	3,623,591
Caleres, Inc.	73,742	2,015,369
Camping World Holdings, Inc., Class A	120,983	3,366,957
Chico’s FAS, Inc.A	252,843	1,486,717
Designer Brands, Inc., Class A	371,223	5,653,726
Foot Locker, Inc.	188,536	5,976,591
Genesco, Inc.A	25,072	1,179,387
Group 1 Automotive, Inc.	47,918	8,289,814
Guess?, Inc.	110,069	1,868,972

See accompanying notes

10

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 95.70% (continued)

Consumer Discretionary - 12.57% (continued)

Specialty Retail - 2.88% (continued)
Hibbett, Inc.	25,842	$1,613,058
MarineMax, Inc.A	40,246	1,300,348
Monro, Inc.	309,212	14,764,873
National Vision Holdings, Inc.A	134,750	4,991,140
ODP Corp.A	463,994	18,360,243
OneWater Marine, Inc., Class AA	11,270	371,910
Sally Beauty Holdings, Inc.A	216,278	2,748,893
Shoe Carnival, Inc.	51,880	1,244,082
Signet Jewelers Ltd.	91,711	5,983,226
Sonic Automotive, Inc., Class A	410,995	19,214,016
TravelCenters of America, Inc.A	30,066	1,911,596
Urban Outfitters, Inc.A	272,449	6,500,633
Warby Parker, Inc., Class AA	191,380	3,071,649

		130,926,166

Textiles, Apparel & Luxury Goods - 0.65%
Allbirds, Inc., Class AA B	360,177	1,239,009
Capri Holdings Ltd.A	192,939	8,813,454
G-III Apparel Group Ltd.A	127,633	2,488,843
Kontoor Brands, Inc.	111,958	3,996,901
Levi Strauss & Co., Class AB	705,547	10,554,983
Movado Group, Inc.	32,086	1,061,084
Oxford Industries, Inc.	5,051	513,838
Skechers USA, Inc., Class AA	23,407	805,903

		29,474,015

Total Consumer Discretionary		571,381,901

Consumer Staples - 3.59%

Beverages - 0.15%
Boston Beer Co., Inc., Class AA	18,102	6,757,296

Food & Staples Retailing - 0.42%
Andersons, Inc.	99,221	3,499,525
Chefs’ Warehouse, Inc.A	111,331	4,078,054
Ingles Markets, Inc., Class A	42,672	4,026,957
SpartanNash Co.	16,912	603,927
United Natural Foods, Inc.A	165,241	7,007,871

		19,216,334

Food Products - 2.50%
Darling Ingredients, Inc.A	502,303	39,420,739
Fresh Del Monte Produce, Inc.	297,652	7,762,764
Ingredion, Inc.	144,449	12,873,295
J&J Snack Foods Corp.	193,347	28,539,951
Seneca Foods Corp., Class AA	10,282	648,897
Simply Good Foods Co.A	85,923	3,290,851
SunOpta, Inc.A	1,878,409	21,094,533

		113,631,030

Personal Products - 0.38%
Edgewell Personal Care Co.	317,794	12,454,347
Herbalife Nutrition Ltd.A	231,755	4,927,111

		17,381,458

See accompanying notes

11

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 95.70% (continued)

Consumer Staples - 3.59% (continued)

Tobacco - 0.14%
Universal Corp.	64,786	$3,278,819
Vector Group Ltd.	283,029	3,005,768

		6,284,587

Total Consumer Staples		163,270,705

Energy - 6.58%

Energy Equipment & Services - 2.68%
Bristow Group, Inc.A	56,432	1,689,574
Cactus, Inc., Class A	154,246	7,977,603
ChampionX Corp.	1,267,207	36,267,464
Dril-Quip, Inc.A	69,476	1,728,563
Expro Group Holdings NVA	1,627,745	30,813,213
Helix Energy Solutions Group, Inc.A	1,593,451	11,154,157
Liberty Energy, Inc., Class AA	436,529	7,381,705
NOV, Inc.	764,892	17,133,581
ProPetro Holding Corp.A	96,883	1,147,095
Select Energy Services, Inc., Class AA	91,126	879,366
Transocean Ltd.A	1,473,773	5,423,485

		121,595,806

Oil, Gas & Consumable Fuels - 3.90%
Berry Corp.	1,734,344	15,383,631
Callon Petroleum Co.A	124,700	5,481,812
Chesapeake Energy Corp.	105,337	10,772,815
CNX Resources Corp.A	932,857	15,681,326
Comstock Resources, Inc.A	299,759	5,629,474
Equitrans Midstream Corp.	1,756,903	14,793,123
Kinetik Holdings, Inc.B	59,387	2,184,254
Kosmos Energy Ltd.A	5,528,931	35,882,762
Murphy Oil Corp.	643,006	31,192,221
PBF Energy, Inc., Class AA	192,351	8,511,532
Peabody Energy Corp.A	86,610	2,069,979
Permian Resources Corp., Class AA	299,343	2,924,581
Range Resources Corp.	307,606	8,760,619
Ranger Oil Corp., Class A	126,478	5,172,950
REX American Resources Corp.A	35,700	1,070,643
SandRidge Energy, Inc.A	29,376	554,913
SilverBow Resources, Inc.A	45,083	1,599,094
Viper Energy Partners LP	288,463	9,620,241

		177,285,970

Total Energy		298,881,776

Financials - 21.84%

Banks - 13.21%
Amalgamated Financial Corp.	20,229	465,065
Amerant Bancorp, Inc.	8,020	241,402
Ameris Bancorp	105,159	5,416,740
Associated Banc-Corp.	408,956	9,958,079
Atlantic Union Bankshares Corp.	113,253	3,911,759
Banc of California, Inc.	90,185	1,504,286
Bank of NT Butterfield & Son Ltd.	893,786	30,871,368
BankUnited, Inc.	118,142	4,247,205
Banner Corp.	146,198	10,928,300
Berkshire Hills Bancorp, Inc.	46,628	1,363,869
Brookline Bancorp, Inc.	116,260	1,598,575

See accompanying notes

12

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 95.70% (continued)

Financials - 21.84% (continued)

Banks - 13.21% (continued)
Byline Bancorp, Inc.	56,806	$1,313,355
Cadence Bank	383,226	10,596,199
Capstar Financial Holdings, Inc.	81,056	1,433,070
Cathay General Bancorp	101,258	4,617,365
Central Pacific Financial Corp.	259,447	5,323,852
CNB Financial Corp.	32,000	813,440
Columbia Banking System, Inc.	863,321	28,895,354
ConnectOne Bancorp, Inc.	25,850	647,543
CrossFirst Bankshares, Inc.A	73,958	1,028,756
CVB Financial Corp.	291,355	8,367,716
Dime Community Bancshares, Inc.	25,722	888,181
Eastern Bankshares, Inc.	119,515	2,291,103
Enterprise Financial Services Corp.	37,645	2,012,878
Equity Bancshares, Inc., Class A	6,103	217,999
Farmers National Banc Corp.	51,636	709,479
FB Financial Corp.	46,155	1,936,664
First BanCorp	303,088	9,907,938
First Bancshares, Inc.	36,378	1,191,016
First Busey Corp.	83,679	2,209,962
First Commonwealth Financial Corp.	83,624	1,199,168
First Financial Bancorp	143,811	3,749,153
First Financial Corp.	8,147	395,048
First Foundation, Inc.	85,505	1,364,660
First Hawaiian, Inc.	771,235	19,728,191
First Interstate BancSystem, Inc., Class A	370,500	16,898,505
First Merchants Corp.	370,234	16,623,507
Flushing Financial Corp.	45,493	896,212
FNB Corp.	311,755	4,504,860
Fulton Financial Corp.	159,092	2,900,247
Glacier Bancorp, Inc.	191,234	10,953,884
Great Southern Bancorp, Inc.	8,136	504,269
Hancock Whitney Corp.	229,247	12,808,030
Hanmi Financial Corp.	46,186	1,236,861
HarborOne Bancorp, Inc.	419,742	6,392,671
Heartland Financial USA, Inc.	41,234	2,033,661
Heritage Commerce Corp.	506,543	7,243,565
Heritage Financial Corp.	194,057	6,537,780
Hilltop Holdings, Inc.	164,454	4,760,943
HomeStreet, Inc.	12,613	327,433
Hope Bancorp, Inc.	181,118	2,457,771
Horizon Bancorp, Inc.	28,577	426,083
Independent Bank Group, Inc.	78,470	4,950,672
International Bancshares Corp.	94,304	4,677,478
Lakeland Bancorp, Inc.	42,376	790,312
Mercantile Bank Corp.	6,682	233,536
Midland States Bancorp, Inc.	31,235	875,829
National Bank Holdings Corp., Class A	170,259	7,460,749
Northwest Bancshares, Inc.	227,402	3,424,674
OceanFirst Financial Corp.	89,629	2,023,823
OFG Bancorp	1,249,441	34,834,415
Old National Bancorp	2,338,386	45,738,830
Origin Bancorp, Inc.	15,582	644,004
Pacific Premier Bancorp, Inc.	92,529	3,368,981
Peapack-Gladstone Financial Corp.	11,936	472,308
Peoples Bancorp, Inc.	42,872	1,297,735
Popular, Inc.	431,647	30,526,076

See accompanying notes

13

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 95.70% (continued)

Financials - 21.84% (continued)

Banks - 13.21% (continued)
Premier Financial Corp.	53,953	$1,556,544
QCR Holdings, Inc.	25,550	1,295,641
Renasant Corp.	84,792	3,423,053
S&T Bancorp, Inc.	56,532	2,137,475
Sandy Spring Bancorp, Inc.	67,624	2,396,595
Seacoast Banking Corp. of Florida	237,633	7,342,860
Silvergate Capital Corp., Class AA	45,171	2,563,906
Simmons First National Corp., Class A	198,089	4,728,384
SmartFinancial, Inc.	21,056	615,677
SouthState Corp.	42,756	3,866,425
Texas Capital Bancshares, Inc.A	775,560	46,533,600
Trustmark Corp.	96,667	3,535,112
UMB Financial Corp.	157,348	13,094,501
Umpqua Holdings Corp.	1,413,893	28,108,193
United Community Banks, Inc.	509,528	19,616,828
Univest Financial Corp.	44,515	1,252,652
Valley National Bancorp	698,814	8,294,922
Veritex Holdings, Inc.	48,379	1,527,809
Washington Federal, Inc.	106,615	4,126,000
Webster Financial Corp.	137,701	7,471,656
WesBanco, Inc.	90,464	3,658,364
Westamerica Bancorp	210,010	13,173,927

		600,490,566

Capital Markets - 2.85%
Artisan Partners Asset Management, Inc., Class A	62,611	1,785,040
B Riley Financial, Inc.	41,561	1,690,701
Cohen & Steers, Inc.	172,471	10,375,855
Donnelley Financial Solutions, Inc.A	29,836	1,206,269
Evercore, Inc., Class A	473,506	49,765,481
Federated Hermes, Inc.	375,060	13,033,335
Lazard Ltd., Class A	201,959	7,615,874
LPL Financial Holdings, Inc.	25,661	6,560,235
Moelis & Co., Class A	57,489	2,440,983
Perella Weinberg Partners, Class A	1,074,491	8,466,989
Piper Sandler Cos.,	26,492	3,390,181
Stifel Financial Corp.	224,497	13,889,629
Victory Capital Holdings, Inc., Class A	103,718	2,999,524
Virtu Financial, Inc., Class A	156,236	3,496,562
Virtus Investment Partners, Inc.	14,044	2,408,406
WisdomTree Investments, Inc.	84,023	456,245

		129,581,309

Consumer Finance - 1.20%
Encore Capital Group, Inc.A	36,235	1,845,086
Enova International, Inc.A	53,249	1,996,305
EZCORP, Inc., Class AA	81,400	786,324
Navient Corp.	323,224	4,893,611
Nelnet, Inc., Class A	42,055	3,746,680
PRA Group, Inc.A	44,723	1,498,221
PROG Holdings, Inc.A	31,571	521,553
SLM Corp.	2,352,135	39,021,920

		54,309,700

Diversified Financial Services - 0.09%
A-Mark Precious Metals, Inc.	35,416	1,077,001
Cannae Holdings, Inc.A	123,821	2,867,694

		3,944,695

See accompanying notes

14

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 95.70% (continued)

Financials - 21.84% (continued)

Insurance - 2.91%
Ambac Financial Group, Inc.A	68,186	$958,013
American Equity Investment Life Holding Co.	140,769	6,064,329
Assured Guaranty Ltd.	136,693	8,090,859
Axis Capital Holdings Ltd.	154,692	8,457,012
Brighthouse Financial, Inc.A	156,349	8,922,837
CNO Financial Group, Inc.	404,569	8,924,792
Employers Holdings, Inc.	25,434	1,109,177
Enstar Group Ltd.A	144,021	28,879,091
Genworth Financial, Inc., Class AA	763,524	3,565,657
Global Indemnity Group LLC, Class A	335,812	8,116,576
Horace Mann Educators Corp.	557,786	22,010,236
Kemper Corp.	96,800	4,614,456
Mercury General Corp.	99,117	2,874,393
National Western Life Group, Inc., Class A	5,120	1,013,862
ProAssurance Corp.	96,937	2,152,971
Safety Insurance Group, Inc.	6,225	541,264
Selective Insurance Group, Inc.	80,681	7,913,192
Stewart Information Services Corp.	47,918	1,866,885
White Mountains Insurance Group Ltd.	4,515	6,393,917

		132,469,519

Mortgage Real Estate Investment Trusts (REITs) - 0.31%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	510,704	13,880,935

Thrifts & Mortgage Finance - 1.27%
Axos Financial, Inc.A	38,994	1,519,206
Capitol Federal Financial, Inc.	210,475	1,721,686
Essent Group Ltd.	374,583	14,825,995
Kearny Financial Corp.	103,312	1,047,584
Luther Burbank Corp.	231,697	2,926,333
Merchants Bancorp	65,330	1,564,654
MGIC Investment Corp.	606,809	8,282,943
Mr Cooper Group, Inc.A	160,088	6,321,875
NMI Holdings, Inc., Class AA	128,369	2,815,132
PennyMac Financial Services, Inc.	51,001	2,719,373
Provident Financial Services, Inc.	139,333	3,123,846
Radian Group, Inc.	342,598	7,150,020
TrustCo Bank Corp. NY	26,767	998,944
WSFS Financial Corp.	60,802	2,830,941

		57,848,532

Total Financials		992,525,256

Health Care - 3.43%

Biotechnology - 0.27%
Alkermes PLCA	373,051	8,468,258
Ironwood Pharmaceuticals, Inc.A	158,944	1,738,847
Vanda Pharmaceuticals, Inc.A	217,120	2,273,246

		12,480,351

Health Care Equipment & Supplies - 0.55%
Embecta Corp.	211,587	6,542,270
Enovis Corp.A	43,860	2,168,877
Merit Medical Systems, Inc.A	105,191	7,233,985
NuVasive, Inc.A	48,189	2,126,581
Omnicell, Inc.A	91,631	7,084,909

		25,156,622

See accompanying notes

15

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 95.70% (continued)

Health Care - 3.43% (continued)

Health Care Providers & Services - 1.34%
Acadia Healthcare Co., Inc.A	100,630	$8,181,219
Amedisys, Inc.A	57,590	5,620,208
Cross Country Healthcare, Inc.A	69,888	2,592,146
Encompass Health Corp.	497,588	27,088,691
ModivCare, Inc.A	49,998	4,861,805
National HealthCare Corp.	28,480	1,735,002
R1 RCM, Inc.A	599,748	10,591,550

		60,670,621

Health Care Technology - 0.33%
Evolent Health, Inc., Class AA	471,197	14,988,777

Life Sciences Tools & Services - 0.38%
Azenta, Inc.	288,360	12,803,184
Medpace Holdings, Inc.A	19,139	4,248,475

		17,051,659

Pharmaceuticals - 0.56%
Innoviva, Inc.A	140,877	1,910,292
Perrigo Co. PLC	582,730	23,472,364

		25,382,656

Total Health Care		155,730,686

Industrials - 21.97%

Aerospace & Defense - 1.40%
AAR Corp.A	93,211	4,131,112
Aerojet Rocketdyne Holdings, Inc.A	188,784	9,146,585
AeroVironment, Inc.A	81,851	7,489,366
BWX Technologies, Inc.	334,354	19,051,491
Kaman Corp.	355,081	11,398,100
Mercury Systems, Inc.A	132,813	6,428,149
Spirit AeroSystems Holdings, Inc., Class A	250,263	5,796,091

		63,440,894

Air Freight & Logistics - 0.75%
Air Transport Services Group, Inc.A	1,162,740	33,952,008

Airlines - 0.10%
Alaska Air Group, Inc.A	19,341	859,901
Spirit Airlines, Inc.A	165,717	3,645,774

		4,505,675

Building Products - 1.64%
Apogee Enterprises, Inc.	604,625	27,740,195
Armstrong World Industries, Inc.	5,462	412,763
AZEK Co., Inc.A	129,292	2,263,903
Gibraltar Industries, Inc.A	658,116	33,616,565
Insteel Industries, Inc.	39,468	1,039,982
Quanex Building Products Corp.	66,956	1,483,745
UFP Industries, Inc.	114,189	8,133,683

		74,690,836

Commercial Services & Supplies - 2.34%
ACCO Brands Corp.	177,919	818,427
Aris Water Solution, Inc., Class A	110,084	1,874,731
Brink’s Co.	423,120	25,230,646

See accompanying notes

16

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 95.70% (continued)

Industrials - 21.97% (continued)

Commercial Services & Supplies - 2.34% (continued)
Deluxe Corp.	677,392	$12,450,465
Harsco Corp.A	2,585,938	13,679,612
Healthcare Services Group, Inc.	1,051,220	14,675,031
Interface, Inc.	1,553,421	17,569,191
MillerKnoll, Inc.	882,694	18,695,459
Quad/Graphics, Inc.A	481,638	1,338,954

		106,332,516

Construction & Engineering - 2.77%
Arcosa, Inc.	29,146	1,871,173
Dycom Industries, Inc.A	109,168	12,901,474
EMCOR Group, Inc.	76,493	10,793,163
Fluor Corp.A	1,164,835	35,247,907
Granite Construction, Inc.	226,055	7,624,835
Matrix Service Co.A	41,689	204,276
MDU Resources Group, Inc.	822,861	23,435,081
Primoris Services Corp.	145,359	2,934,798
WillScot Mobile Mini Holdings Corp.A	725,550	30,857,642

		125,870,349

Electrical Equipment - 0.87%
Atkore, Inc.A	83,477	7,955,358
Encore Wire Corp.	38,620	5,313,726
EnerSys	387,069	25,658,804
GrafTech International Ltd.	144,949	737,790

		39,665,678

Machinery - 7.28%
Allison Transmission Holdings, Inc.	599,554	25,331,156
Astec Industries, Inc.	105,350	4,598,527
Barnes Group, Inc.	286,613	10,137,502
Crane Holdings Co.	103,448	10,379,972
Donaldson Co., Inc.	241,340	13,864,983
Energy Recovery, Inc.A	204,927	5,272,772
Enerpac Tool Group Corp.	1,536,374	39,039,263
EnPro Industries, Inc.	124,696	13,280,124
Flowserve Corp.	1,805,113	51,770,641
Greenbrier Cos., Inc.	1,257,339	44,396,640
Hillenbrand, Inc.	398,666	17,613,064
Hyster-Yale Materials Handling, Inc.	13,642	397,801
ITT, Inc.	176,223	13,461,675
Kennametal, Inc.	1,240,691	33,138,857
Lindsay Corp.	30,011	5,080,862
Miller Industries, Inc.	207,724	5,282,421
Mueller Industries, Inc.	114,548	7,175,287
Standex International Corp.	139,528	13,820,248
Tennant Co.	175,682	10,233,476
Terex Corp.	59,675	2,419,225
Titan International, Inc.A	123,184	1,842,833
Wabash National Corp.	110,010	2,381,717

		330,919,046

Marine - 1.00%
Eagle Bulk Shipping, Inc.	27,658	1,338,094
Genco Shipping & Trading Ltd.	85,420	1,144,628
Kirby Corp.A	491,754	34,299,841
Matson, Inc.	114,667	8,437,198

		45,219,761

See accompanying notes

17

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 95.70% (continued)

Industrials - 21.97% (continued)

Professional Services - 1.92%
Heidrick & Struggles International, Inc.	12,907	$363,461
Hudson Global, Inc.A	57,162	1,943,508
Huron Consulting Group, Inc.A	39,720	2,924,584
KBR, Inc.	434,271	21,613,668
Kelly Services, Inc., Class A	69,884	1,141,905
Korn Ferry	557,785	31,007,268
ManpowerGroup, Inc.	196,366	15,383,312
TrueBlue, Inc.A	664,673	13,067,471

		87,445,177

Road & Rail - 0.36%
ArcBest Corp.	49,551	3,935,836
Ryder System, Inc.	103,509	8,333,510
Schneider National, Inc., Class B	192,000	4,270,080

		16,539,426

Trading Companies & Distributors - 1.54%
Air Lease Corp.	224,092	7,908,207
BlueLinx Holdings, Inc.A	18,732	1,319,857
Boise Cascade Co.	103,664	6,921,645
GMS, Inc.A	85,709	4,045,465
MSC Industrial Direct Co., Inc., Class A	87,065	7,224,654
NOW, Inc.A	1,339,476	17,051,529
Rush Enterprises, Inc., Class A	96,141	4,796,474
Titan Machinery, Inc.A	37,740	1,297,501
Triton International Ltd.	203,805	12,368,925
Univar Solutions, Inc.A	154,798	3,944,253
Veritiv Corp.A	28,210	3,279,695

		70,158,205

Total Industrials		998,739,571

Information Technology - 10.79%

Communications Equipment - 2.50%
ADTRAN Holdings, Inc.	532,829	11,967,339
Ciena Corp.A	334,870	16,040,273
CommScope Holding Co., Inc.A	316,307	4,187,905
Extreme Networks, Inc.A	816,499	14,647,992
F5, Inc.A	268,524	38,374,765
Infinera Corp.A B	2,734,767	15,342,043
Lumentum Holdings, Inc.A	102,175	7,606,929
NETGEAR, Inc.A	58,114	1,141,940
Viasat, Inc.A	110,871	4,541,276

		113,850,462

Electronic Equipment, Instruments & Components - 3.12%
Arrow Electronics, Inc.A	85,541	8,661,882
Avnet, Inc.	503,020	20,216,374
Belden, Inc.	220,902	15,381,406
Benchmark Electronics, Inc.	71,048	2,017,053
Coherent Corp.A	697,644	23,447,815
FARO Technologies, Inc.A	279,057	8,151,255
Itron, Inc.A	322,722	15,777,878
Kimball Electronics, Inc.A	19,870	410,713
Methode Electronics, Inc.	245,242	10,111,328
nLight, Inc.A	374,548	4,033,882
Plexus Corp.A	129,432	12,736,109
ScanSource, Inc.A	50,893	1,576,665

See accompanying notes

18

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 95.70% (continued)

Information Technology - 10.79% (continued)

Electronic Equipment, Instruments & Components - 3.12% (continued)
TTM Technologies, Inc.A	206,556	$3,162,372
Vishay Intertechnology, Inc.	264,154	5,523,460
Vishay Precision Group, Inc.A	241,850	8,162,437
Vontier Corp.	126,464	2,415,462

		141,786,091

IT Services - 0.77%
Edgio, Inc.A	565,905	1,522,285
Euronet Worldwide, Inc.A	271,022	22,768,558
Paya Holdings, Inc.A	383,176	3,080,735
WEX, Inc.A	45,543	7,475,428

		34,847,006

Semiconductors & Semiconductor Equipment - 2.41%
Alpha & Omega Semiconductor Ltd.A	21,700	710,675
Amkor Technology, Inc.	23,931	497,525
Cohu, Inc.A	716,248	23,578,884
Diodes, Inc.A	443,975	31,819,688
Kulicke & Soffa Industries, Inc.	766,724	32,156,405
MaxLinear, Inc.A	58,098	1,794,066
Photronics, Inc.A	1,157,177	18,769,411

		109,326,654

Software - 0.83%
A10 Networks, Inc.	475,013	7,980,218
Adeia, Inc.	102,336	1,144,117
Cognyte Software Ltd.A	124,894	339,712
Ebix, Inc.	28,686	567,696
Progress Software Corp.	229,446	11,708,629
Telos Corp.A	593,510	6,291,206
Verint Systems, Inc.A	145,333	5,149,148
WM Technology, Inc.A B	181,145	371,347
Zuora, Inc., Class AA	535,469	4,117,757

		37,669,830

Technology Hardware, Storage & Peripherals - 1.16%
Corsair Gaming, Inc.A	145,096	2,002,325
Super Micro Computer, Inc.A	623,228	43,370,437
Xerox Holdings Corp.	506,326	7,407,549

		52,780,311

Total Information Technology		490,260,354

Materials - 6.65%

Chemicals - 1.80%
AdvanSix, Inc.	56,645	2,060,745
Cabot Corp.	399,982	29,390,678
Ecovyst, Inc.A	1,287,916	12,814,764
Element Solutions, Inc.	1,078,438	18,549,134
Intrepid Potash, Inc.A	27,524	1,245,461
Koppers Holdings, Inc.	40,522	1,011,429
Livent Corp.A	108,300	3,419,031
Mativ Holdings, Inc.	94,468	2,242,670
Minerals Technologies, Inc.	56,088	3,085,401
Olin Corp.	84,875	4,494,131
Tronox Holdings PLC, Class A	287,011	3,444,132

		81,757,576

See accompanying notes

19

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 95.70% (continued)

Materials - 6.65% (continued)

Containers & Packaging - 0.53%
Greif, Inc., Class A	51,778	$3,428,221
O-I Glass, Inc.A	377,045	6,149,604
Sonoco Products Co.	234,383	14,550,497

		24,128,322

Metals & Mining - 4.23%
Alamos Gold, Inc., Class A	609,739	4,810,841
ATI, Inc.A	1,304,357	38,817,664
Carpenter Technology Corp.	383,202	14,331,755
Elah Holdings, Inc.A	3,309	231,630
Ferroglobe PLCA	1,739,070	10,138,778
Hecla Mining Co.	1,946,782	8,896,794
Kaiser Aluminum Corp.	622,974	50,330,069
Largo, Inc.A B	74,828	474,410
Materion Corp.	273,374	23,430,886
MP Materials Corp.A	186,406	5,599,636
Royal Gold, Inc.	166,105	15,773,331
Ryerson Holding Corp.	74,856	2,511,419
Schnitzer Steel Industries, Inc., Class A	197,663	5,334,924
SunCoke Energy, Inc.	168,525	1,223,492
TimkenSteel Corp.A	93,403	1,628,948
Warrior Met Coal, Inc.	104,352	3,875,633
Worthington Industries, Inc.	100,463	4,778,020

		192,188,230

Paper & Forest Products - 0.09%
Clearwater Paper Corp.A	11,075	492,616
Louisiana-Pacific Corp.	68,610	3,886,756

		4,379,372

Total Materials		302,453,500

Real Estate - 4.07%

Equity Real Estate Investment Trusts (REITs) - 3.18%
Agree Realty Corp.	417,080	28,653,396
Americold Realty Trust, Inc.	436,886	10,594,485
Apple Hospitality REIT, Inc.	862,163	14,760,231
Cousins Properties, Inc.	553,754	13,157,195
EPR Properties	119,103	4,597,376
Highwoods Properties, Inc.	15,602	440,444
Outfront Media, Inc.	565,588	10,208,863
Pebblebrook Hotel Trust	193,863	3,109,563
Physicians Realty Trust	339,678	5,115,551
PotlatchDeltic Corp.	176,721	7,862,317
Rayonier, Inc.	97,400	3,282,380
Ryman Hospitality Properties, Inc.	20,483	1,821,348
STAG Industrial, Inc.	805,883	25,457,844
Sunstone Hotel Investors, Inc.	661,018	7,370,351
Terreno Realty Corp.	71,373	4,078,253
Urban Edge Properties	305,290	4,310,695

		144,820,292

Real Estate Management & Development - 0.89%
Cushman & Wakefield PLCA	209,459	2,419,252
Douglas Elliman, Inc.	460,270	2,126,447
Howard Hughes Corp.A	84,149	5,162,541
Marcus & Millichap, Inc.	56,805	2,092,696
Newmark Group, Inc., Class A	398,098	3,260,423

See accompanying notes

20

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 95.70% (continued)

Real Estate - 4.07% (continued)

Real Estate Management & Development - 0.89% (continued)
RE/MAX Holdings, Inc., Class A	17,453	$339,635
RMR Group, Inc., Class A	475,273	13,008,222
Seritage Growth Properties, Class AA	1,108,139	11,890,332

		40,299,548

Total Real Estate		185,119,840

Utilities - 1.99%

Electric Utilities - 0.85%
ALLETE, Inc.	448,978	25,263,992
PNM Resources, Inc.	123,499	5,738,998
Portland General Electric Co.B	176,241	7,920,271

		38,923,261

Gas Utilities - 0.55%
Chesapeake Utilities Corp.	53,688	6,677,713
Northwest Natural Holding Co.	159,067	7,649,532
Southwest Gas Holdings, Inc.	121,331	8,865,656
Spire, Inc.	25,176	1,757,537

		24,950,438

Multi-Utilities - 0.59%
Avista Corp.	439,671	18,039,701
NorthWestern Corp.	164,281	8,678,966

		26,718,667

Total Utilities		90,592,366

Total Common Stocks (Cost $3,860,536,901)		4,349,656,611

SHORT-TERM INVESTMENTS - 3.94% (Cost $179,000,571)

Investment Companies - 3.94%
American Beacon U.S. Government Money Market Select Fund, 2.89%C D	179,000,571	179,000,571

SECURITIES LENDING COLLATERAL - 0.43% (Cost $19,585,521)

Investment Companies - 0.43%
American Beacon U.S. Government Money Market Select Fund, 2.89%C D	19,585,521	19,585,521

TOTAL INVESTMENTS - 100.07% (Cost $4,059,122,993)		4,548,242,703
LIABILITIES, NET OF OTHER ASSETS - (0.07%)		(3,168,097)

TOTAL NET ASSETS - 100.00%		$4,545,074,606

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2022 (Note 9).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

See accompanying notes

21

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2022

Long Futures Contracts Open on October 31, 2022:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME e-mini Russell 2000 Index Futures	1,877	December 2022	$169,704,359	$173,904,050	$4,199,691

			$169,704,359	$173,904,050	$4,199,691

Index Abbreviations:
CME	Chicago Mercantile Exchange.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2022, the investments were classified as described below:

Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$4,349,656,611	$-	$-	$4,349,656,611
Short-Term Investments	179,000,571	-	-	179,000,571
Securities Lending Collateral	19,585,521	-	-	19,585,521

Total Investments in Securities - Assets	$4,548,242,703	$-	$-	$4,548,242,703

Financial Derivative Instruments - Assets
Futures Contracts	$4,199,691	$-	$-	$4,199,691

Total Financial Derivative Instruments - Assets	$4,199,691	$-	$-	$4,199,691

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2022, there were no transfers into or out of Level 3.

See accompanying notes

22

American Beacon Small Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2022

Assets:
Investments in unaffiliated securities, at fair value† §	$4,349,656,611
Investments in affiliated securities, at fair value‡	198,586,092
Cash collateral held at broker for futures contracts	12,401,000
Dividends and interest receivable	2,170,156
Receivable for investments sold	9,322,041
Receivable for fund shares sold	13,165,507
Receivable for variation margin on open futures contracts (Note 5)	4,203,151
Prepaid expenses	48,677

Total assets	4,589,553,235

Liabilities:
Payable for investments purchased	6,687,053
Payable for fund shares redeemed	10,722,772
Cash due to broker for futures contracts	4,067,767
Management and sub-advisory fees payable (Note 2)	2,663,578
Service fees payable (Note 2)	80,522
Transfer agent fees payable (Note 2)	95,451
Payable upon return of securities loaned (Note 9)§	19,585,521
Custody and fund accounting fees payable	123,806
Professional fees payable	163,035
Trustee fees payable (Note 2)	25,298
Payable for prospectus and shareholder reports	95,887
Other liabilities	167,939

Total liabilities	44,478,629

Net assets	$4,545,074,606

Analysis of net assets:
Paid-in-capital	$3,481,616,758
Total distributable earnings (deficits)A	1,063,457,848

Net assets	$4,545,074,606

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	83,172,525

Y Class	16,224,553

Investor Class	11,165,700

Advisor Class	1,299,724

A Class	1,950,513

C Class	380,806

R6 Class	56,212,635

Net assets:
R5 Class	$2,233,390,067

Y Class	$427,638,978

Investor Class	$284,880,016

Advisor Class	$32,662,818

A Class	$48,515,547

C Class	$8,859,738

R6 Class	$1,509,127,442

Net asset value, offering and redemption price per share:
R5 Class	$26.85

Y Class	$26.36

Investor Class	$25.51

Advisor Class	$25.13

A Class	$24.87

A Class (offering price)	$26.39

C Class	$23.27

R6 Class	$26.85

† Cost of investments in unaffiliated securities	$3,860,536,901
‡ Cost of investments in affiliated securities	$198,586,092
§ Fair value of securities on loan	$65,006,428

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

23

American Beacon Small Cap Value FundSM

Statement of Operations

For the year ended October 31, 2022

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$82,269,957
Dividend income from affiliated securities (Note 2)	1,405,326
Interest income	104,692
Income derived from securities lending (Note 9)	169,607

Total investment income	83,949,582

Expenses:
Management and sub-advisory fees (Note 2)	36,434,990
Transfer agent fees:
R5 Class (Note 2)	862,813
Y Class (Note 2)	369,282
Investor Class	32,895
Advisor Class	5,628
A Class	6,561
C Class	4,165
R6 Class	69,246
Custody and fund accounting fees	556,496
Professional fees	580,583
Registration fees and expenses	135,294
Service fees (Note 2):
Investor Class	1,105,627
Advisor Class	86,310
A Class	101,226
C Class	11,540
Distribution fees (Note 2):
Advisor Class	86,463
A Class	136,184
C Class	94,049
Prospectus and shareholder report expenses	478,131
Trustee fees (Note 2)	413,551
Loan expense (Note 10)	19,274
Other expenses	536,363

Total expenses	42,126,671

Net investment income	41,822,911

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	815,029,557
Redemption in kind (Note 7)	56,520,896
Commission recapture (Note 1)	7,774
Foreign currency transactions	(250)
Futures contracts	(38,979,635)
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	(1,086,696,725)
Futures contracts	770,097

Net (loss) from investments	(253,348,286)

Net (decrease) in net assets resulting from operations	$(211,525,375)

† Foreign taxes	$253,164

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

24

American Beacon Small Cap Value FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2022	Year Ended October 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$41,822,911	$36,979,213
Net realized gain from investments in unaffiliated securities, commission recapture, foreign currency transactions, and futures contracts	832,578,342	1,044,070,136
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, and futures contracts	(1,085,926,628)	1,482,112,484

Net increase (decrease) in net assets resulting from operations	(211,525,375)	2,563,161,833

Distributions to shareholders:
Total retained earnings:
R5 Class	(357,424,073)	(30,252,473)
Y Class	(28,029,058)	(1,814,421)
Investor Class	(39,069,782)	(2,372,133)
Advisor Class	(3,807,082)	(272,130)
A Class	(6,970,754)	(318,938)
C Class	(1,119,552)	-
R6 Class	(202,391,660)	(13,695,714)

Net distributions to shareholders	(638,811,961)	(48,725,809)

Capital share transactions (Note 11):
Proceeds from sales of shares	1,257,113,565	1,621,094,193
Reinvestment of dividends and distributions	605,168,502	46,257,815
Cost of shares redeemed	(2,407,719,098)	(2,798,705,958)

Net (decrease) in net assets from capital share transactions	(545,437,031)	(1,131,353,950)

Net increase (decrease) in net assets	(1,395,774,367)	1,383,082,074

Net assets:
Beginning of year	5,940,848,973	4,557,766,899

End of year	$4,545,074,606	$5,940,848,973

See accompanying notes

25

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2022

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2022, the Trust consists of twenty-five active series, one of which is presented in this filing: American Beacon Small Cap Value Fund (the “Fund”). The remaining twenty-four active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. Management has evaluated the implications of these changes, and has determined that there is no impact to the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 imposes limits on the amount of derivatives the fund can enter into, eliminated the asset segregation framework used by funds to comply with Section 18 of the Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds were not required to fully comply with the new rule until August 19, 2022. Management has evaluated the implications of these changes, and has determined that there is no impact to the financial statements.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to the fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management has evaluated the Valuation Rule, and has determined that there is no impact to the financial statements.

26

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2022

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Tax reclaim accruals are automatically generated on accounting and custody systems at the time of the income event based on the tax databases maintained by the Fund’s custodian. Reconciliations are performed between custody and accounting systems to help ensure reclaim accruals are in line. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

27

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2022

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain (loss) in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

28

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2022

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; DePrince, Race & Zollo, Inc.; Hotchkis and Wiley Capital Management, LLC; and Newton Investment Management North America, LLC (“Sub-Advisors”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2022 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$18,029,676
Sub-Advisor Fees	0.36%	18,405,314

Total	0.71%	$36,434,990

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statement of Operations. During the year ended October 31, 2022, the Manager received securities lending fees of $17,746 for the securities lending activities of the Fund.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, Advisor, A and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, up to 0.25% of the average daily net assets of the Advisor Class, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has

29

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2022

agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended October 31, 2022, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Value	$1,109,185

As of October 31, 2022, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Small Cap Value	$38,464

Brokerage Commissions

Affiliated entities of a sub-advisor to the Fund received commissions on purchases and sales of the Fund’s portfolio securities totaling $270,145 for the year ended October 31, 2022.

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Fund listed below held the following shares with an October 31, 2022 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	October 31, 2022 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	October 31, 2022 Fair Value
U.S. Government Money Market Select	Direct	Small Cap Value	$179,000,571	$-	$-	$1,405,326	$179,000,571
U.S. Government Money Market Select	Securities Lending	Small Cap Value	19,585,521	-	-	N/A	19,585,521

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2022, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Small Cap Value	$185,871	$10,157	$196,028

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise

30

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2022

when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for the fund. When the fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2022, the Fund participated as a lender and loaned of $5,233,573 for 95 days at an average interest rate of 1.82% with interest charges earned of $19,180. This amount is included in “Interest income” on the Statement of Operations.

Expense Reimbursement Plan

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. During the year ended October 31, 2022 there were no waived fees, expenses reimbursed, or recouped expenses.

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended October 31, 2022, RID collected $1,392 from the sale of A Class Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the year ended October 31, 2022, there were no CDSC fees collected for the A Class Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the year ended October 31, 2022, CDSC fees of $583 were collected for C Class Shares of the Fund.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee

31

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2022

meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

The Valuation Rule establishes requirements for determining fair value in good faith for purposes of the Act, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. Effective September 8, 2022, the Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule. Prior to September 8, 2022, fair value determinations were made pursuant to methodologies approved by the Board.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used for fixed-income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities.

32

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2022

Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all of the Fund’s portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Manager, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Manager’s Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Manager’s fair valuation procedures for the Fund.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

33

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2022

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Manager or persons acting under their oversight and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has designated the Manager as responsible for monitoring significant events that may materially affect the fair values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Manager has selected methods for valuing securities and other assets in circumstances where market quotes are not readily available, and oversees the application of those valuation methods. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods selected by the Manager, the fair value of the security or asset will be determined in good faith by the Valuation Committee.

When the Fund uses fair valuation methods that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Manager or persons acting under their oversight would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency

34

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2022

as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Publicly Traded Partnerships/Master Limited Partnerships (“MLPs”)

The Fund may invest in publicly traded partnerships such as MLPs. MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. (An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners)). The Fund invests in an MLP as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein, but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after the Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as “equity REITs”) or invest in mortgages secured by loans on such real estate (known as “mortgage REITs”) or both (known as “hybrid REITs”). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of the Fund.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

35

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2022

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. An equity index futures contract is based on the value of an underlying index. The Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the prices of futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

During the year ended October 31, 2022, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2022
Small Cap Value	1,672

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2022:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$4,199,691	$4,199,691

The effect of financial derivative instruments on the Statement of Operations as of October 31, 2022:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures Contracts	$-	$-	$-	$-	$(38,979,635)	$(38,979,635)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures Contracts	$-	$-	$-	$-	$770,097	$770,097

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

36

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2022

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2022.

Offsetting of Financial and Derivative Assets as of October 31, 2022:
	Assets	Liabilities
Futures Contracts(1)	$4,199,691	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$4,199,691	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(4,199,691)	$-

	Remaining Contractual Maturity of the Agreements As of October 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$19,585,521	$-	$-	$-	$19,585,521

Total Borrowings	$19,585,521	$-	$-	$-	$19,585,521

Gross amount of recognized liabilities for securities lending transactions					$19,585,521

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Environmental, Social, and/or Governance Investing Risk

The use of environmental, social, and/or governance (“ESG”) considerations by a sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments

37

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2022

to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

38

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2022

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds and ETFs. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large

39

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2022

decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the

40

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2022

impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Sector Risk

Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase.

To the extent the Fund invests significantly in the financial services sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of the Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

Securities Lending Risk

The Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of the Fund’s securities provide collateral either in the form of cash, which the Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. The Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of the Fund’s collateral is inadequate. Although the Fund’s securities lending agent may indemnify the Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2022 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

41

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2022

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended October 31, 2022	Year Ended October 31, 2021
Distributions paid from:
Ordinary income*
R5 Class	$164,287,101	$30,252,473
Y Class	12,785,145	1,814,421
Investor Class	17,245,639	2,372,133
Advisor Class	1,620,504	272,130
A Class	3,057,181	318,938
C Class	467,844	-
R6 Class	93,342,009	13,695,714
Long-term capital gains
R5 Class	193,136,972	-
Y Class	15,243,913	-
Investor Class	21,824,143	-
Advisor Class	2,186,578	-
A Class	3,913,573	-
C Class	651,708	-
R6 Class	109,049,651	-

Total distributions paid	$638,811,961	$48,725,809

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2022, the tax cost for the Fund and its respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Small Cap Value	$4,149,121,148	$723,385,077	$(324,263,522)	$399,121,555

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Small Cap Value	$399,121,555	$54,997,274	$609,339,018	$-	$1	$1,063,457,848

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, the realization for tax purposes of unrealized gains from passive foreign investment companies and reclassifications of income from investments in real estate investment securities and publicly traded partnerships.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

42

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2022

Shareholders of the Fund elected to receive securities rather than cash for their redemption proceeds. The Fund realized gains of $56,520,896 as a result of the in kind distribution, as disclosed on the Statement of Operations for the year ended October 31, 2022. These gains were not recognized for federal income tax purposes.

Accordingly, the following amounts represent current year permanent differences derived from equalization, redemptions in kind, and nondeductible expenses from investments in publicly traded partnerships as of October 31, 2022:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Small Cap Value	$190,567,765	$(190,567,765)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

As of October 31, 2022, the Fund did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2022 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Small Cap Value	$3,528,191,998	$4,395,556,986

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2022 were as follows:

Fund	Type of Transaction	October 31, 2021 Shares/Fair Value	Purchases	Sales	October 31, 2022 Shares/Fair Value
Small Cap Value	Direct	$149,026,206	$2,624,513,462	$2,594,539,097	$179,000,571
Small Cap Value	Securities Lending	10,739,130	185,940,625	177,094,234	19,585,521

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

43

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2022

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2022, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Small Cap Value	$65,006,428	$19,585,521	$48,294,740	$67,880,261

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 11, 2021 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $150 million with an expiration date November 10, 2021.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with

44

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2022

the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $50 million with an expiration date of November 10, 2021.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2022, the Fund did not utilize these facilities.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	R5 Class
	Year Ended October 31, 2022		Year Ended October 31, 2021
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	14,609,426	$401,775,308	25,272,526	$734,344,099
Reinvestment of dividends	11,929,156	334,851,407	1,148,888	28,354,544
Shares redeemed	(51,725,047)	(1,432,501,991)	(59,776,509)	(1,698,015,121)

Net (decrease) in shares outstanding	(25,186,465)	$(695,875,276)	(33,355,095)	$(935,316,478)

	Y Class
	Year Ended October 31, 2022		Year Ended October 31, 2021
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	11,294,480	$297,266,327	2,973,615	$82,535,591
Reinvestment of dividends	947,000	26,108,801	70,195	1,705,030
Shares redeemed	(4,356,048)	(115,861,624)	(3,488,003)	(97,995,999)

Net increase (decrease) in shares outstanding	7,885,432	$207,513,504	(444,193)	$(13,755,378)

	Investor Class
	Year Ended October 31, 2022		Year Ended October 31, 2021
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	2,268,052	$60,820,837	3,635,707	$99,431,745
Reinvestment of dividends	1,371,166	36,678,687	95,069	2,246,481
Shares redeemed	(4,820,035)	(127,493,799)	(7,414,960)	(201,618,767)

Net (decrease) in shares outstanding	(1,180,817)	$(29,994,275)	(3,684,184)	$(99,940,541)

	Advisor Class
	Year Ended October 31, 2022		Year Ended October 31, 2021
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	646,963	$17,496,956	699,128	$18,823,410
Reinvestment of dividends	144,317	3,807,082	11,670	272,037
Shares redeemed	(609,666)	(15,724,384)	(1,903,700)	(50,959,777)

Net increase (decrease) in shares outstanding	181,614	$5,579,654	(1,192,902)	$(31,864,330)

	A Class
	Year Ended October 31, 2022		Year Ended October 31, 2021
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	485,535	$12,525,731	684,478	$18,647,795
Reinvestment of dividends	265,394	6,924,127	13,698	316,837
Shares redeemed	(964,427)	(24,677,194)	(1,028,767)	(27,369,382)

Net (decrease) in shares outstanding	(213,498)	$(5,227,336)	(330,591)	$(8,404,750)

45

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2022

	C Class
	Year Ended October 31, 2022		Year Ended October 31, 2021
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	71,426	$1,736,352	86,798	$2,256,647
Reinvestment of dividends	45,316	1,112,972	-	-
Shares redeemed	(145,230)	(3,676,773)	(138,769)	(3,584,911)

Net (decrease) in shares outstanding	(28,488)	$(827,449)	(51,971)	$(1,328,264)

	R6 Class
	Year Ended October 31, 2022		Year Ended October 31, 2021
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	16,843,167	$465,492,054	22,939,812	$665,054,906
Reinvestment of dividends	6,973,822	195,685,426	541,665	13,362,886
Shares redeemed	(26,289,532)	(687,783,333)	(24,922,627)	(719,162,001)

Net (decrease) in shares outstanding	(2,472,543)	$(26,605,853)	(1,441,150)	$(40,744,209)

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

46

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended October 31,
	2022B	2021	2020	2019	2018

Net asset value, beginning of period	$31.19	$19.76	$23.13	$26.14	$29.51

Income (loss) from investment operations:
Net investment income	0.31	0.25	0.26	0.26	0.21
Net gains (losses) on investments (both realized and unrealized)	(1.25)	11.40	(3.18)	(0.25)	(0.94)

Total income (loss) from investment operations	(0.94)	11.65	(2.92)	0.01	(0.73)

Less distributions:
Dividends from net investment income	(0.24)	(0.22)	(0.29)	(0.18)	(0.15)
Distributions from net realized gains	(3.16)	-	(0.16)	(2.84)	(2.49)

Total distributions	(3.40)	(0.22)	(0.45)	(3.02)	(2.64)

Net asset value, end of period	$26.85	$31.19	$19.76	$23.13	$26.14

Total returnC	(3.49)%	59.26%	(13.00)%	2.01%	(2.96)%

Ratios and supplemental data:
Net assets, end of period	$2,233,390,067	$3,380,005,813	$2,799,722,660	$4,073,332,655	$4,604,864,422
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.79%	0.81%	0.82%	0.83%	0.80%
Expenses, net of reimbursements and/or recoupments	0.79%	0.81%	0.82%	0.83%	0.80%
Net investment income, before expense reimbursements and/or recoupments	0.84%	0.65%	1.04%	1.07%	0.66%
Net investment income, net of reimbursements and/or recoupments	0.84%	0.65%	1.04%	1.07%	0.66%
Portfolio turnover rate	72%	48%	61%	48%	69%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B

On February 8. 2022, Foundry Partners, LLC and Hillcrest Asset Management, LLC, were terminated and ceased managing assets of the Fund. On March 10, 2022, DePrince, Race & Zollo, Inc., began managing assets of the Fund.

C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

47

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2022A	2021	2020	2019	2018

Net asset value, beginning of period	$30.68	$19.44	$22.76	$25.77	$29.13

Income (loss) from investment operations:
Net investment income	0.22	0.16	0.22	0.26	0.17
Net gains (losses) on investments (both realized and unrealized)	(1.16)	11.28	(3.11)	(0.27)	(0.90)

Total income (loss) from investment operations	(0.94)	11.44	(2.89)	(0.01)	(0.73)

Less distributions:
Dividends from net investment income	(0.22)	(0.20)	(0.27)	(0.16)	(0.14)
Distributions from net realized gains	(3.16)	-	(0.16)	(2.84)	(2.49)

Total distributions	(3.38)	(0.20)	(0.43)	(3.00)	(2.63)

Net asset value, end of period	$26.36	$30.68	$19.44	$22.76	$25.77

Total returnB	(3.55)%	59.15%	(13.06)%	1.93%	(3.03)%

Ratios and supplemental data:
Net assets, end of period	$427,638,978	$255,837,301	$170,726,299	$254,599,477	$342,125,601
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.86%	0.89%	0.89%	0.90%	0.87%
Expenses, net of reimbursements and/or recoupments	0.86%	0.89%	0.89%	0.90%	0.87%
Net investment income, before expense reimbursements and/or recoupments	0.79%	0.56%	0.96%	1.00%	0.59%
Net investment income, net of reimbursements and/or recoupments	0.79%	0.56%	0.96%	1.00%	0.59%
Portfolio turnover rate	72%	48%	61%	48%	69%

A

On February 8. 2022, Foundry Partners, LLC and Hillcrest Asset Management, LLC, were terminated and ceased managing assets of the Fund. On March 10, 2022, DePrince, Race & Zollo, Inc., began managing assets of the Fund.

B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

48

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2022A	2021	2020	2019	2018

Net asset value, beginning of period	$29.78	$18.88	$22.12	$25.12	$28.46

Income (loss) from investment operations:
Net investment income	0.19	0.20	0.21	0.22	0.11
Net gains (losses) on investments (both realized and unrealized)	(1.17)	10.85	(3.08)	(0.29)	(0.89)

Total income (loss) from investment operations	(0.98)	11.05	(2.87)	(0.07)	(0.78)

Less distributions:
Dividends from net investment income	(0.13)	(0.15)	(0.21)	(0.09)	(0.07)
Distributions from net realized gains	(3.16)	-	(0.16)	(2.84)	(2.49)

Total distributions	(3.29)	(0.15)	(0.37)	(2.93)	(2.56)

Net asset value, end of period	$25.51	$29.78	$18.88	$22.12	$25.12

Total returnB	(3.81)%	58.74%	(13.30)%	1.67%	(3.28)%

Ratios and supplemental data:
Net assets, end of period	$284,880,016	$367,726,622	$302,626,954	$424,569,237	$538,602,473
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.12%	1.15%	1.15%	1.14%	1.13%
Expenses, net of reimbursements and/or recoupments	1.12%	1.15%	1.15%	1.14%	1.13%
Net investment income, before expense reimbursements and/or recoupments	0.50%	0.32%	0.70%	0.76%	0.33%
Net investment income, net of reimbursements and/or recoupments	0.50%	0.32%	0.70%	0.76%	0.33%
Portfolio turnover rate	72%	48%	61%	48%	69%

A

On February 8. 2022, Foundry Partners, LLC and Hillcrest Asset Management, LLC, were terminated and ceased managing assets of the Fund. On March 10, 2022, DePrince, Race & Zollo, Inc., began managing assets of the Fund.

B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

49

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class
	Year Ended October 31,
	2022A	2021	2020	2019	2018

Net asset value, beginning of period	$29.34	$18.60	$21.79	$24.77	$28.09

Income (loss) from investment operations:
Net investment income	0.06	0.17	0.15	0.14	0.06
Net gains (losses) on investments (both realized and unrealized)	(1.07)	10.69	(3.01)	(0.25)	(0.88)

Total income (loss) from investment operations	(1.01)	10.86	(2.86)	(0.11)	(0.82)

Less distributions:
Dividends from net investment income	(0.04)	(0.12)	(0.17)	(0.03)	(0.01)
Distributions from net realized gains	(3.16)	-	(0.16)	(2.84)	(2.49)

Total distributions	(3.20)	(0.12)	(0.33)	(2.87)	(2.50)

Net asset value, end of period	$25.13	$29.34	$18.60	$21.79	$24.77

Total returnB	(3.96)%	58.56%	(13.40)%	1.48%	(3.44)%

Ratios and supplemental data:
Net assets, end of period	$32,662,818	$32,801,309	$42,987,242	$61,618,406	$77,578,775
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.28%	1.29%	1.25%	1.34%	1.28%
Expenses, net of reimbursements and/or recoupments	1.28%	1.29%	1.25%	1.34%	1.28%
Net investment income, before expense reimbursements and/or recoupments	0.36%	0.20%	0.60%	0.56%	0.18%
Net investment income, net of reimbursements and/or recoupments	0.36%	0.20%	0.60%	0.56%	0.18%
Portfolio turnover rate	72%	48%	61%	48%	69%

A

On February 8. 2022, Foundry Partners, LLC and Hillcrest Asset Management, LLC, were terminated and ceased managing assets of the Fund. On March 10, 2022, DePrince, Race & Zollo, Inc., began managing assets of the Fund.

B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

50

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2022A	2021	2020	2019	2018

Net asset value, beginning of period	$29.12	$18.47	$21.64	$24.65	$27.99

Income (loss) from investment operations:
Net investment income	0.10	0.06	0.12	0.14	0.07
Net gains (losses) on investments (both realized and unrealized)	(1.07)	10.72	(2.95)	(0.24)	(0.86)

Total income (loss) from investment operations	(0.97)	10.78	(2.83)	(0.10)	(0.79)

Less distributions:
Dividends from net investment income	(0.12)	(0.13)	(0.18)	(0.07)	(0.06)
Distributions from net realized gains	(3.16)	-	(0.16)	(2.84)	(2.49)

Total distributions	(3.28)	(0.13)	(0.34)	(2.91)	(2.55)

Net asset value, end of period	$24.87	$29.12	$18.47	$21.64	$24.65

Total returnB	(3.88)%	58.57%	(13.38)%	1.56%	(3.37)%

Ratios and supplemental data:
Net assets, end of period	$48,515,547	$63,024,594	$46,067,043	$63,246,155	$66,380,615
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.21%	1.24%	1.26%	1.26%	1.20%
Expenses, net of reimbursements and/or recoupments	1.21%	1.24%	1.26%	1.26%	1.20%
Net investment income, before expense reimbursements and/or recoupments	0.42%	0.21%	0.59%	0.64%	0.25%
Net investment income, net of reimbursements and/or recoupments	0.42%	0.21%	0.59%	0.64%	0.25%
Portfolio turnover rate	72%	48%	61%	48%	69%

A

On February 8. 2022, Foundry Partners, LLC and Hillcrest Asset Management, LLC, were terminated and ceased managing assets of the Fund. On March 10, 2022, DePrince, Race & Zollo, Inc., began managing assets of the Fund.

B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

51

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2022A	2021	2020	2019		2018

Net asset value, beginning of period	$27.51	$17.47	$20.51	$23.60		$26.98

Income (loss) from investment operations:
Net investment (loss)	(0.14)	(0.22)	(0.17)	(0.01	)B	(0.08)
Net gains (losses) on investments (both realized and unrealized)	(0.94)	10.26	(2.66)	(0.24)		(0.81)

Total income (loss) from investment operations	(1.08)	10.04	(2.83)	(0.25)		(0.89)

Less distributions:
Dividends from net investment income	-	-	(0.05)	-		-
Distributions from net realized gains	(3.16)	-	(0.16)	(2.84)		(2.49)

Total distributions	(3.16)	-	(0.21)	(2.84)		(2.49)

Net asset value, end of period	$23.27	$27.51	$17.47	$20.51		$23.60

Total returnC	(4.54)%	57.47%	(14.00)%	0.85%		(3.89)%

Ratios and supplemental data:
Net assets, end of period	$8,859,738	$11,261,210	$8,057,935	$12,619,613		$13,480,297
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.93%	1.95%	1.96%	1.95%		1.86%
Expenses, net of reimbursements and/or recoupments	1.93%	1.95%	1.96%	1.95	%D	1.76%
Net investment (loss), before expense reimbursements and/or recoupments	(0.29)%	(0.50)%	(0.10)%	(0.06)%		(0.41)%
Net investment (loss), net of reimbursements	(0.29)%	(0.50)%	(0.10)%	(0.06)%		(0.31)%
Portfolio turnover rate	72%	48%	61%	48%		69%

A

On February 8. 2022, Foundry Partners, LLC and Hillcrest Asset Management, LLC, were terminated and ceased managing assets of the Fund. On March 10, 2022, DePrince, Race & Zollo, Inc., began managing assets of the Fund.

B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	This ratio does not include a voluntary reimbursement of service fees as included in the prior year.

See accompanying notes

52

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended October 31,
	2022A	2021	2020	2019	2018

Net asset value, beginning of period	$31.19	$19.75	$23.12	$26.14	$29.51

Income from investment operations:
Net investment income	0.25	0.19	0.22	0.26	0.22
Net gains (losses) on investments (both realized and unrealized)	(1.18)	11.48	(3.14)	(0.25)	(0.94)

Total income (loss) from investment operations	(0.93)	11.67	(2.92)	0.01	(0.72)

Less distributions:
Dividends from net investment income	(0.25)	(0.23)	(0.29)	(0.19)	(0.16)
Distributions from net realized gains	(3.16)	-	(0.16)	(2.84)	(2.49)

Total distributions	(3.41)	(0.23)	(0.45)	(3.03)	(2.65)

Net asset value, end of period	$26.85	$31.19	$19.75	$23.12	$26.14

Total returnB	(3.45)%	59.38%	(12.98)%	2.01%	(2.93)%

Ratios and supplemental data:
Net assets, end of period	$1,509,127,442	$1,830,192,124	$1,187,578,766	$1,308,284,613	$902,241,051
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.77%	0.79%	0.79%	0.80%	0.77%
Expenses, net of reimbursements and/or recoupments	0.77%	0.79%	0.79%	0.80%	0.77%
Net investment income, before expense reimbursements and/or recoupments	0.86%	0.66%	1.06%	1.08%	0.66%
Net investment income, net of reimbursements and/or recoupments	0.86%	0.66%	1.06%	1.08%	0.66%
Portfolio turnover rate	72%	48%	61%	48%	69%

A

On February 8. 2022, Foundry Partners, LLC and Hillcrest Asset Management, LLC, were terminated and ceased managing assets of the Fund. On March 10, 2022, DePrince, Race & Zollo, Inc., began managing assets of the Fund.

B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

53

American Beacon FundsSM

Federal Tax Information

October 31, 2022 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2022.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2022. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Small Cap Value	23.56%

Qualified Dividend Income:

Small Cap Value	25.65%

Long-Term Capital Gain Distributions:

Small Cap Value	$493,773,655

Short-Term Capital Gain Distributions:

Small Cap Value	$249,288,653

Shareholders will receive notification in January 2023 of the applicable tax information necessary to prepare their 2022 income tax returns.

54

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

At meetings held on May 16, 2022 and June 7-8, 2022 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 8, 2022 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Small Cap Value Fund (“Fund”); and

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund, and each of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) and Newton Investment Management North America, LLC (“Newton”) (each, a “sub-advisor” and collectively, the “sub-advisors”).

The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the sub-advisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or a sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

55

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the sub-advisors for the Fund; (3) the profits earned by the Manager in rendering services to the Fund; (4) comparisons of services and fee rates with contracts entered into by the Manager or a sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a sub-advisor from its relationship with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of each sub-advisor; succession plans for key employees who perform services for the Fund; diversity and inclusion initiatives; the adequacy of the resources committed to the Fund by each sub-advisor; the financial stability of each sub-advisor; and representations made by each sub-advisor regarding its compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each sub-advisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge Performance Universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by each sub-advisor regarding the performance of its portion of the Fund relative to the performance of a composite of comparable investment accounts managed by the sub-advisor, and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each sub-advisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Profits Realized by the Manager from its Relationship with the Fund. In analyzing the profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager with respect to the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

56

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund have higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each sub-advisor in connection with its investment advisory services to the Fund, the Board considered representations made by Barrow, Brandywine and Newton that the Fund’s sub-advisory fee rate schedule generally was favorable compared to other comparable client accounts, and the representation by Hotchkis that it does not manage any comparable client accounts. The Board did not request profitability data from the sub-advisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the sub-advisors with respect to the negotiation of sub-advisory fee rates. In addition, the Board noted that sub-advisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each sub-advisor, other than Brandywine, the Manager has negotiated breakpoints for the sub-advisory fee rate schedule. The Board also noted that, for purposes of determining the fee rates chargeable to the Fund, certain sub-advisors have agreed to take into account other clients of the Manager whose assets are allocated to the sub-advisors by the Manager for purposes of calculating the Fund’s sub-advisory fee rate breakpoints.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. In this regard, the Board considered that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and sub-advisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the sub-advisors’ investment process and expanding the level of assets under management by the Manager and the sub-advisors. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. In addition, the Board noted that each sub-advisor (except Newton) benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents

57

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

the bottom 20 percent of the universe based on performance. References to the Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge. The performance of individual firms was calculated by the Manager based on information provided by the Fund’s custodian.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill.

The expense comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to the Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for the Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for the Fund as of December 31, 2021. References to the Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

The Board also considered that, in connection with the change in the name of the Fund’s Institutional Class shares, the share class used for the Fund’s Morningstar Fee Level comparisons had changed from the R5 Class shares to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Fund.

In considering the renewal of the Management Agreement for the Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking	2nd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	3rd Quintile
Compared to Morningstar Category	3rd Quintile

58

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine, Hotchkis, and Newton, the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single sub-advisor. The Board also considered the following additional factors:

Sub-advisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2021)

Barrow	5 Years	1st Quintile
Brandywine	5 Years	5th Quintile
Hotchkis	5 Years	4th Quintile
Newton	5 Years	1st Quintile

The Board also considered: (1) the Manager’s representation that Brandywine’s process, which focuses primarily on selecting stocks with low price to earnings multiples, has been out of favor, adversely affecting longer-term performance; (2) the reduction in Brandywine’s sub-advisory fee rate effective January 1, 2022; (3) the recent termination of certain prior sub-advisors, the addition of DePrince, Race & Zollo, Inc. as a sub-advisor and the reallocation of assets among the Fund’s current sub-advisors in the first quarter of 2022; and (4) the Manager’s recommendation to continue to retain each sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and sub-advisors’ continued management of the Fund.

59

Disclosure Regarding Liquidity Risk Management Program (Unaudited)

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 2-3, 2022 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2021 through December 31, 2021 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

60

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (68)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (52)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (60)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (64)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

61

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term

Brenda A. Cline (61)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021);Chair, (2019-Present), Vice Chair (2018), Trustee (2004-Present), American Beacon Select Funds; Chair(2019-Present), Vice Chair(2018), Trustee(2017-Present), American Beacon Institutional Funds Trust; Chair(2019-2021), Vice Chair(2018), Trustee(2018-2021), American Beacon Sound Point Enhanced Income Fund (2018–2021); Chair(2019-2021), Vice Chair(2018), Trustee(2018-2021), American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (65)	Lifetime of Trust until removal, resignation or retirement* Trustee since 2018	Independent Director, Blue Owl Capital Inc. (2021-Present); Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (60)	Trustee since 2018	Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (59)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

OFFICERS	Term
One Year

Jeffrey K. Ringdahl (47)	President since 2022 Vice President (2010-2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017- 2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, L.L.C.; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & Chief Operating

62

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-2022); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd; President (2022-Present); Vice President (2010-2022), American Beacon Select Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2018-2021), American Beacon Apollo Total Return Fund.

Rosemary K. Behan (63)	One Year VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021- Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Gregory J. Stumm (41)	VP since 2022	Senior Vice President (2022-Present), American Beacon Advisors, Inc.; Senior Vice President (2022-Present), Resolute Investment Managers, Inc.; Director and Senior Vice President (2022-Present), Resolute Investment Distributors, Inc.; Senior Vice President (2022-Present), Resolute Investment Services, Inc.; Vice President (2022-Present), American Beacon Select Funds; Vice President (2022-Present), American Beacon Institutional Funds Trust.

Paul B. Cavazos (53)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017- Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

63

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
Erica Duncan (52)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (61)	One Year VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-2022); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director(2014-Present), Vice President(2022-Present) and Treasurer(2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President(2022-Present), and Treasurer(2018-2022), American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2010-2021); American Beacon Funds; Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (58)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (59)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Christina E. Sears (51)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer

64

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
(2016-2019) and Vice President (2016-2020), Alpha Quant Advisors, LLC ; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (65)	One Year Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Director, Fund and Tax Reporting (2011-Present), Resolute investment Services, Inc.; Assistant Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (52)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (47)	Assistant Secretary since 2008	Senior Corporate Governance & Regulatory Specialist (2020-Present), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (55)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-2022), Director (2022) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President

65

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
(2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (64)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-2022); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (37)	One Year Assistant Secretary since 2021	Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022–Present) and Associate General Counsel, (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

66

American Beacon FundsSM

Privacy Policy

October 31, 2022 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling

1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Small Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/22

ITEM 2. CODE OF ETHICS.

The registrant adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer and principal financial officer. The registrant amended its code July 6, 2021 to remove two terminated investment companies and update the Principal Financial Officer. The registrant has not granted any waivers from the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees of the Trust has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Mr. Gilbert Alvarado and Ms. Claudia Holz are considered “independent” as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to all other fees category would consist of service related to internal control reviews, strategy, and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees, and all other fees by the principal accountant.

(a)
Audit Fees	Fiscal Year Ended
$297,311	10/31/2021
$269,734	10/31/2022

(b)
Audit Related Fees	Fiscal Year Ended
$0	10/31/2021
$0	10/31/2022

(c)
Tax Fees (1)	Fiscal Year Ended
$174,247	10/31/2021
$210,899	10/31/2022

(d)
All Other Fees	Fiscal Year Ended
$0	10/31/2021
$0	10/31/2022

(1)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, tax planning, filing assistance for EU reclaims and PFIC tax services. These fees include international, federal, state, and excise tax reviews.

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the registrant’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$174,247	$142,936	N/A	10/31/2021
$210,899	$149,467	N/A	10/31/2022

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based upon their review, such officers have concluded that the registrant’s disclosure controls and procedures are effective in ensuring that information required to be disclosed in the report is appropriately recorded, processed, summarized and reported and made know to them by others within the registrant and by the registrant’s service provider.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12 DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4)(i) Change of Independent Registered Public Accounting Firm

(a)(4)(ii) Letter From Former Accountant

(b) The certifications of each principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b), Rule 13a-14(b) or Rule 15d-14(b)) are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Jeffrey Ringdahl

Jeffrey Ringdahl
President
American Beacon Funds
Date: January 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Jeffrey Ringdahl

Jeffrey Ringdahl
President
American Beacon Funds
Date: January 9, 2023

By	/s/ Sonia L. Bates

Sonia L. Bates
Chief Accounting Officer and Treasurer
American Beacon Funds
Date: January 9, 2023